As filed with the Securities and Exchange Commission on January 19, 2018

Securities Act Registration No. 333-_____
Investment Company Registration No. 811-22393

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933 [X]

Pre-Effective Amendment No. [  ]
Post-Effective Amendment No. [  ]
and/or
REGISTRATION STATEMENT UNDER
THE INVESTMENT COMPANY ACT OF 1940 [X]
Amendment No. 7
Blackstone / GSO Senior Floating Rate Term Fund
(Exact Name of Registrant as Specified in Charter)

345 Park Avenue, 31st Floor

New York, New York 10154
(Address of Principal Executive Offices)

(877) 876-1121
(Registrant's Telephone Number, Including Area Code)

Marisa Beeney
GSO Capital Partners LP
345 Park Avenue, 31st Floor

New York, New York 10154
(Name and Address of Agent for Service)

Copies to:

Rajib Chanda

Simpson Thacher & Bartlett LLP

900 G Street, N.W.
Washington, D.C. 20001

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [  ]

It is proposed that this filing will become effective (check appropriate box) [  ] when declared effective pursuant to section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)
Common Shares of Beneficial Interest, $0.001 par value	[ ]	$[ ]	$1,000,000	$124.50
Rights to Purchase Common Shares	(2)	None	None	None

(1)	Estimated solely for purpose of calculating the registration fee in accordance with Rule 457(c) under the Securities Act of 1933.
(2)	No separate consideration will be received by the Registrant.

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JANUARY 19, 2018

PRELIMINARY PROSPECTUS

___ Common Shares of Beneficial Interest Issuable Upon Exercise of ___ Rights to Subscribe for Such Shares

Blackstone / GSO Senior Floating Rate Term Fund

Blackstone / GSO Senior Floating Rate Term Fund (the “Fund”) is issuing transferable subscription rights (“Rights”) to its common shareholders of record as of March ___, 2018 (the “Record Date” and such shareholders, “Record Date Shareholders”). These Rights will allow Record Date Shareholders to subscribe for new common shares of the Fund in an aggregate amount of approximately ___ common shares (the “Offer” or the “Offering”). Record Date Shareholders will receive one Right for each common share held on Record Date. For every three Rights held, a Record Date Shareholder is entitled to purchase one new common share of the Fund. Record Date Shareholders who fully exercise their Rights may also, in certain circumstances, purchase additional common shares pursuant to an over-subscription privilege. The number of Rights to be issued to a Record Date Shareholder will be rounded up to the nearest number of Rights evenly divisible by three. Fractional shares will not be issued upon the exercise of the Rights. Accordingly, new common shares may be purchased only pursuant to the exercise of Rights in integral multiples of three.

The Rights are transferable and will be admitted for trading on the New York Stock Exchange (“NYSE”) under the symbol ___ during the course of the Offer. The Fund’s common shares are currently listed, and the new common shares issued in this Offer will also be listed, on the NYSE under the symbol “BSL.” On March ___, 2018, the last reported net asset value per common share was $___, and the last reported sales price per common share on the NYSE was $___.

The Offer will expire at 5:00 p.m., Eastern Time, on April ___, 2018, unless the Offer is extended as described in this Prospectus (the “Expiration Date”). The subscription price per common share will be determined based upon a formula equal to _________________. Market price per common share will be determined based on the average of the last reported sales prices of a common share on the NYSE for the five trading days preceding the Expiration Date (not including sales price on the Expiration Date). Based on reported net asset value and market price per common share as of March ___, 2018, the Subscription Price would be $___ per share.

Rights holders may not know the subscription price at the time of exercise and will be required initially to pay for both the common shares subscribed for pursuant to the primary subscription and, if eligible, any additional common shares subscribed for pursuant to the over-subscription privilege, at the Subscription Price and, except in limited circumstances, will not be able to rescind their subscription. Rights acquired in the secondary market may not participate in the over-subscription privilege.

Exercising your Rights and investing in the Fund involves a high degree of risk and may be considered speculative. Before exercising your Rights and investing in the Fund, you should read the discussion of the material risks in “Risks” in the Prospectus.

In addition, you should consider the following:

●	Shareholders who do not exercise their Rights will, at the completion of the Offer, own a smaller proportional interest in the Fund than if they had exercised their Rights, which will proportionately decrease the relative voting power of those shareholders.

●

Because the Subscription Price per common share will be below the net asset value per common share on the Expiration Date, you will experience an immediate dilution of the aggregate net asset value of your common shares if you do not participate in the Offer and you will experience a reduction in the net asset value per common share of your common shares whether or not you participate in the Offer.

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●	You will experience an immediate dilution of the aggregate net asset value of your common shares because you will indirectly bear the expenses of the Offer. This dilution of net asset value will disproportionately affect common shareholders who do not exercise their Rights.

●	The Fund cannot state precisely the extent of this dilution if you do not exercise your Rights because the Fund does not know what the net asset value per common share will be when the Offer expires, or what proportion of the Rights will be exercised.

	Per common share	Total maximum[3]
Estimated subscription price[1]	$______	$______
Estimated sales load	None	None
Estimated offering expenses[2]	$______	$______
Estimated net proceeds to Fund[1]	$______	$______

(1)	Estimated on the basis of __________ at the close of trading on the NYSE on ______, 2018. See “The Offer—The Subscription Price.”

(2)	Offering expenses payable by the Fund (and indirectly by all of the Fund’s common shareholders, including those who do not exercise their Rights) are estimated at approximately $______, which includes fees to the Computershare Trust Company, N.A. (“Computershare” or the “Subscription Agent”) and Georgeson LLC (“Georgeson” or the “Information Agent”) estimated to be approximately $______ in the aggregate inclusive of out of pocket expenses.

(3)	Assumes all Rights are exercised at the estimated subscription price per common share. All of the Rights offered may not be exercised.

Assuming all common shares offered are purchased in the Offer, the proportionate interest held by non-exercising shareholders will decrease upon completion of the Offer. As with any common stock, the price of the Fund’s common shares fluctuates with market conditions and other factors. As of March ___, 2018, the common shares were trading at a (  )% [premium/discount] to their net asset value. Since the inception of the Fund, the common shares have traded at discounts of as much as (  )%. As described more fully in this prospectus, Record Date Shareholders who fully exercise all Rights initially issued to them are entitled to buy those common shares referred to as “over-subscription shares,” that were not purchased by other Rights holders. If enough over-subscription shares are available, all such requests will be honored in full. If the requests for over-subscription shares exceed the over-subscription shares available, the available over-subscription shares will be allocated pro rata among those fully exercising Record Date Shareholders who over-subscribe based on the number of Rights originally issued to them by the Fund.

Investment Objectives.  The Fund is a diversified, closed-end management investment company. The Fund’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. There can be no assurance that the Fund will achieve its investment objectives. The Fund seeks to achieve these investment objectives by investing primarily in senior, secured floating rate loans (“Senior Loans”). Under normal market conditions, GSO / Blackstone Debt Funds Management LLC (the “Adviser”), the Fund’s investment adviser, expects the Fund to maintain an average duration of less than one year (including the effect of anticipated leverage).

Investment Policies.  Under normal market conditions, the Fund will invest at least 80% of its Managed Assets (as defined below) in Senior Loans. Senior Loans are made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities (“Borrowers”) which operate in various industries and geographical regions. Senior Loans pay interest at rates which are determined periodically on the basis of a floating base lending rate, primarily the London-Interbank Offered Rate, plus a premium. Senior Loans typically are of below investment grade quality. Below investment grade quality securities (including Senior Loans) are those that, at the time of investment, are rated Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”) and BB+ or lower by Standard & Poor’s Corporation Ratings Group (“S&P”) or Fitch Ratings, Inc. (“Fitch”), or if unrated are determined by the Adviser to be of comparable quality. Below investment grade securities, commonly referred to as “junk” or “high yield” securities, are high risk and have speculative characteristics.

The Fund may invest up to 20% of its Managed Assets in (i) loan interests that are not secured by any collateral of the Borrower, (ii) loan interests that have a lower than first lien priority on collateral of the Borrower, (iii) other income producing securities (including, without limitation, U.S. government debt securities and investment and non-investment grade, subordinated and unsubordinated corporate debt securities), (iv) warrants and equity securities issued by a Borrower or its affiliates as part of a package of investments in the Borrower or its affiliates and (v) structured products (including, without limitation, collateralized loan obligations, credit linked notes and derivatives, including credit derivatives).

Limited Term. On November 17, 2017, shareholders approved extending the term of the Fund by two years by changing the Fund’s scheduled dissolution date from May 31, 2020 to May 31, 2022, absent any further extension approved by shareholders. Upon dissolution, the Fund will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities of the Fund. Investors may receive more or less than their original investment upon dissolution.

Illiquid Securities. The Fund may invest up to 50% of its Managed Assets in securities that are considered illiquid. “Illiquid securities” are securities which cannot be sold within seven days in the ordinary course of business at approximately the value used by the Fund in determining its net asset value.

Leverage. The Fund may utilize leverage through borrowings, including loans from certain financial institutions and/or the issuance of debt securities (collectively, “Borrowings”), in an aggregate amount of up to 33 1/3% of its Managed Assets at the time the leverage is incurred in order to buy additional securities. As used throughout this prospectus, “Managed Assets” means the total assets of the Fund (including any assets attributable to any preferred shares that may be outstanding or to money borrowed from banks or financial institutions or issued notes for investment purposes) minus the sum of the Fund’s accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). As of ____, the Fund had a credit facility with a financial institution in place under which it had Borrowings representing approximately ____% of our Managed Assets. After completion of this Offer, the Fund expects to increase its use of leverage through the availability of a credit facility to maintain leverage equal to 33 1/3%. See “Risks—Leverage Risk.”

Investment Adviser. GSO / Blackstone Debt Funds Management LLC (the “Adviser”) acts as the Fund’s investment adviser. The Adviser, a wholly-owned subsidiary of GSO Capital Partners LP (collectively with its affiliates in the credit-focused business of The Blackstone Group L.P., “GSO”), is a registered investment adviser. GSO is the credit platform of The Blackstone Group L.P. (collectively with its affiliates as the context requires, “Blackstone”), which is a leading global manager of private capital. The alternative asset management business includes the management of private equity funds, real estate funds, real estate investment trusts, funds of hedge funds, hedge funds, credit-focused funds, collateralized loan obligation vehicles, separately managed accounts and registered investment companies. Blackstone’s business is organized into four segments: private equity, real estate, hedge fund solutions and credit. Through its different investment businesses, as of December 31, 2017, Blackstone had total assets under management of over $___ billion. As of December 31, 2017, GSO’s asset management operation had aggregate assets under management of over $____ billion across multiple strategies within the leveraged finance marketplace, including loans, high yield bonds, distressed and mezzanine debt and private equity, including hedge funds.

An investment in the Fund is not appropriate for all investors. No assurances can be given that the Fund will achieve its investment objectives. Further, the Fund’s ability to pursue its investment objectives, the value of the Fund’s investments and the Fund’s net asset value may be adversely affected by changes in tax rates and policies.

You should read this prospectus, which concisely sets forth information about the Fund, before deciding whether to invest in the common shares, and retain it for future reference. A Statement of Additional Information, dated ____, 2018, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and, as amended from time to time, is incorporated by reference in its entirety into this prospectus. You can review the table of contents for the Statement of Additional Information on page ___ of this prospectus. You may request a free copy of the Statement of Additional Information by calling 1-877-876-1121 or by writing to the Fund, or obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Call (202) 551-8090 for information. The Securities and Exchange Commission charges a fee for copies. You can get the same information, including any materials incorporated by reference, free from the Securities and Exchange Commission’s website (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Securities and Exchange Commission’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102. You may request a free copy of the Statement of Additional Information (the table of contents of which is on page [ ] of this prospectus), annual and semi-annual reports to stockholders, and additional information about the Fund and make shareholders’ inquiries by calling 1-800-831-5776, by writing to the Fund or visiting the Fund’s website (http://www.blackstone-gso.com).

The Rights and the Fund’s common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is         , 2018.

TABLE OF CONTENTS

PROSPECTUS SUMMARY	1
SUMMARY OF FUND EXPENSES	30
FINANCIAL HIGHLIGHTS	32
SENIOR SECURITIES	34
THE OFFERING	35
USE OF PROCEEDS	44
THE FUND	45
THE FUND’S INVESTMENTS	45
LEVERAGE	56
RISKS	58
HOW THE FUND MANAGES RISK	77
MANAGEMENT OF THE FUND	78
NET ASSET VALUE	82
DISTRIBUTIONS	82
DIVIDEND REINVESTMENT PLAN	83
DESCRIPTION OF SHARES	85
CERTAIN PROVISIONS IN THE AGREEMENT AND DECLARATION OF TRUST	88
CLOSED-END FUND STRUCTURE	89
REPURCHASE OF COMMON SHARES	90
TAX MATTERS	90
CUSTODIAN AND TRANSFER AGENT	93
LEGAL OPINIONS	93
TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION	94

You should rely only on the information contained or incorporated by reference in this prospectus. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus is accurate only as of the date of this prospectus. Our business, financial condition and prospects may have changed since that date.

v

PROSPECTUS SUMMARY

This is only a summary of certain information contained in this prospectus relating to Blackstone / GSO Senior Floating Rate Term Fund. This summary may not contain all of the information that you should consider before investing in our common shares. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information (the “SAI”).

The Fund	Blackstone / GSO Senior Floating Rate Term Fund is a diversified, closed-end management investment company. Throughout the prospectus, we refer to Blackstone / GSO Senior Floating Rate Term Fund simply as the “Fund” or as “we,” “us” or “our.” See “The Fund.”
The Purpose of the Offer	[To be filed by amendment]
The Offering

The Fund is issuing transferable subscription rights (“Rights”) to its common shareholders of record as of March ___, 2018 (the “Record Date” and such shareholders, “Record Date Shareholders”). These Rights will allow Record Date Shareholders to subscribe for new common shares of the Fund in an aggregate amount of approximately ___ common shares (the “Offer” or the “Offering”). Record Date Shareholders will receive one Right for each common share held on the Record Date. For every three Rights held, you are entitled to purchase one new common share of the Fund. Record Date Shareholders who fully exercise their Rights may also, in certain circumstances, purchase additional common shares pursuant to an over-subscription privilege. The number of Rights to be issued to each Record Date Shareholder will be rounded up to the nearest number of Rights evenly divisible by three. Fractional shares will not be issued upon the exercise of the Rights. Accordingly, new common shares may be purchased only pursuant to the exercise of Rights in integral multiples of three.

The Rights are transferable and will be admitted for trading on the New York Stock Exchange under the symbol ___ during the course of the Offer. The Fund’s common shares are currently listed, and the new common shares issued in this Offer will also be listed, on the New York Stock Exchange under the symbol “BSL”. On ___, 2018, the last reported net asset value per common share was $___, and the last reported sales price per common share on the New York Stock Exchange was $___.

The Offer will expire at 5:00 p.m., Eastern Time, on April ___, 2018, unless the Offer is extended as described in this Prospectus (the “Expiration Date”).

The subscription price (“Subscription Price”) per common share will be determined based upon a formula equal to __________. Market price per common share will be determined based on the average of the last reported sales prices of a common share on the New York Stock Exchange for the five trading days preceding the Expiration Date (not including sales price on the Expiration Date). Based on reported net asset value and market price per common share as of March ___, 2018, the Subscription Price would be $___ per share. Common shares of the Fund, as a closed-end fund, can trade at a discount to net asset value. Upon expiration of the Offer, common shares will be issued at a price below net asset value per share.

Rights holders may not know the Subscription Price at the time of exercise and will be required initially to pay for both the common shares subscribed for pursuant to the primary subscription and, if eligible, any additional common shares subscribed for pursuant to the over-subscription privilege at the Subscription Price and, except in limited circumstances, will not be able to rescind their subscription.

Rights acquired in the secondary market may not participate in the over-subscription privilege.

The right to acquire one common share for each three Rights held during the period commencing on March ___, 2018 and ending at 5:00 p.m., Eastern Time, on April ___, 2018 (the “Subscription Period”) at the Subscription Price will be referred to in the remainder of this Prospectus as the “primary subscription.”

The Fund will not be issuing share certificates for the common shares issued pursuant to this Offer. Issuance of common shares will be made electronically via book entry by Computershare Shareowner Services, LLC (“Computershare”), the Fund’s transfer agent.

Over-subscription Privilege

Record Date Shareholders who fully exercise all Rights initially issued to them are entitled to buy those common shares, referred to as “over-subscription shares,” that were not purchased by other Rights holders at the same Subscription Price. If enough over-subscription shares are available, all such requests will be honored in full. If the requests for over-subscription shares exceed the over-subscription shares available, the available over-subscription shares will be allocated pro rata among those fully exercising Record Date Shareholders who over-subscribe based on the number of Rights originally issued to them by the Fund. Common shares acquired pursuant to the over-subscription privilege are subject to allotment. Rights acquired in the secondary market may not participate in the over-subscription privilege.

Notwithstanding the above, the Board may determine to eliminate the over-subscription privilege with respect to the over-subscription shares if it considers it to be in the best interest of the Fund to do so. The Board may make that determination at any time, without prior notice to Rights holders or others, up to and including the seventh day following the Expiration Date. See “The Offer—Over-Subscription Privilege.”

Method for Exercising Rights	Rights may be exercised by completing and signing the reverse side of the subscription certificate evidencing the Rights (the “Subscription Certificate”) and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to ______ (the “Subscription Agent”), together with payment for the common shares as described below under “Payment for Shares.” Rights may also be exercised through a Rights holder’s broker, who may charge the Rights holder a servicing fee in connection with such exercise. See “The Offer —Method of Exercising Rights” and “The Offer—Payment for Shares.”

Sale of Rights

The Rights are transferable until the completion of the Subscription Period and will be admitted for trading on the New York Stock Exchange. Although no assurance can be given that a market for the Rights will develop, trading in the Rights on the New York Stock Exchange will begin when the Subscription Period begins and may be conducted until the close of trading on the last New York Stock Exchange trading day prior to the completion of the Subscription Period. For purposes of this Prospectus, a “Business Day” means any day on which trading is conducted on the New York Stock Exchange.

The value of the Rights, if any, will be reflected by the market price. Rights may be sold by individual holders or may be submitted to the Subscription Agent for sale (see “The Offer — Method of Transferring Rights”). Any Rights submitted to the Subscription Agent for sale must be received by the Subscription Agent on or before April ___, 2018, five Business Days prior to the completion of the Subscription Period, due to normal settlement procedures. Selling shareholders are responsible for all brokerage commissions incurred by the Subscription Agent as well as other fees and expenses associated with a transfer of Rights.

Rights that are sold will not confer any right to acquire any Shares in the over-subscription, and any Record Date Shareholder who sells any Rights will not be eligible to participate in the over-subscription with respect to the Rights sold.

Trading of the Rights on the New York Stock Exchange will be conducted on a when-issued basis until and including the date on which the Subscription Certificates are mailed to Record Date Shareholders, and thereafter will be conducted on a regular way basis until and including the last New York Stock Exchange trading day prior to the completion of the Subscription Period. [Common shares will begin trading ex-Rights two Business Days prior to the Record Date.]

If the Subscription Agent receives Rights for sale in a timely manner, it will use its best efforts to sell the Rights on the New York Stock Exchange. The Subscription Agent will also attempt to sell any Rights (i) a Rights holder is unable to exercise because the Rights represent the right to subscribe for less than one new common share or (ii) attributable to shareholders whose record addresses are outside the United States or who have an Army Post Office (“APO”) or Fleet Post Office (“FPO”) address. See “Restrictions on Foreign Shareholders” and “The Offer—Foreign Restrictions”.

Any commissions will be paid by the selling Rights holders. Neither the Fund nor the Subscription Agent will be responsible if Rights cannot be sold and neither has guaranteed any minimum sales price for the Rights. If the Rights can be sold, sales of these Rights will be deemed to have been effected at the weighted average price received by the Subscription Agent on the day such Rights are sold, less any applicable brokerage commissions, taxes and other expenses.

Shareholders are urged to obtain a recent trading price for the Rights on the New York Stock Exchange from their broker, bank, financial advisor or the financial press.

Banks, broker-dealers and trust companies that hold common shares for the accounts of others are advised to notify those persons who purchase Rights in the secondary market that such Rights will not participate in the over-subscription privilege.

Offering Expenses	Offering expenses incurred by the Fund (and indirectly by all of the Fund’s common shareholders, including those who do not exercise their Rights) in connection with the Offer are estimated to be $___.
Restrictions on Foreign Shareholders	Subscription Certificates will only be mailed to Record Date Shareholders whose addresses are within the United States (other than an APO or FPO address). Record Date Shareholders whose addresses are outside the United States or who have an APO or FPO address and who wish to subscribe to the Offer either in part or in full should contact the Subscription Agent in writing or by recorded telephone conversation no later than five Business Days prior to the Expiration Date. The Fund will determine whether the Offer may be made to any such Record Date Shareholder. The Offer will not be made in any jurisdiction where it would be unlawful to do so. If the Subscription Agent has received no instruction by the fifth Business Day prior to the Expiration Date or the Fund has determined that the Offer may not be made to a particular Record Date Shareholder, the Subscription Agent will attempt to sell all of such shareholder’s Rights and remit the net proceeds, if any, to such shareholder. If the Rights can be sold, sales of these Rights will be deemed to have been effected at the weighted average price received by the Subscription Agent on the day the Rights are sold, less any applicable brokerage commissions, taxes and other expenses.
Use of Proceeds

The Fund estimates the net proceeds of the Offer to be approximately $___. This figure is based on an estimated Subscription Price per common share of $___ and assumes all new common shares offered are sold and that the expenses related to the Offer estimated at approximately $___ are paid.

The Fund will invest the net proceeds from the Offer in accordance with the Fund’s investment objectives and policies. Pending the investment of the proceeds pursuant to the Fund’s investment objectives and policies, the Fund may invest a portion of the proceeds of the offering, which may be a substantial portion, in short-term, high quality debt securities, money market securities, cash or cash equivalents.

Who May Want to Invest	Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program. The Fund is designed as a long-term investment and not as a trading vehicle. The Fund may be an appropriate investment for investors who are seeking:

●     a closed-end fund with a limited term structure that will invest primarily in senior secured, floating rate loans (“Senior Loans”);

●     exposure to Senior Loans, which may provide some diversification for an overall portfolio that lacks such exposure; and

●     professional selection and active management by the Adviser.

The Adviser believes that current market conditions provide opportunities to invest in Senior Loans and other debt securities that may provide attractive risk adjusted returns. The closed-end structure allows the Fund to maintain a stable pool of assets, without the need to keep assets in low-yielding instruments like cash or cash equivalents or to liquidate assets, sometimes at inopportune times, to meet redemption requests. The Fund’s limited remaining term structure may also mitigate trading discount concerns for long-term investors because the Fund intends to dissolve and distribute substantially all its net assets to shareholders on or about May 31, 2022.
Investment Objectives	The Fund’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. There can be no assurance that the Fund will achieve its investment objectives. The Fund’s investment objectives may be changed on 60 days’ notice to shareholders. Under normal market conditions, the Adviser expects the Fund to maintain an average duration of less than one year (including the effect of anticipated leverage). Duration is a measure of the price volatility of a debt instrument as a result of changes in market rates of interest, based on the weighted average timing of the instrument’s expected principal and interest payments. See “The Fund’s Investments.”
Investment Policies	The Fund will pursue its objectives by investing primarily in Senior Loans. Senior Loans are made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities (“Borrowers”) which operate in various industries and geographical regions. Senior Loans pay interest at rates which are determined periodically by reference to a base lending rate, primarily the London-Interbank Offered Rate (“LIBOR”), plus a premium.
Under normal market conditions, at least 80% of the Fund’s Managed Assets will be invested in Senior Loans. This policy is not fundamental and may be changed by the board of trustees of the Fund with at least 60 days’ written notice provided to shareholders. Borrowers take out Senior Loans to refinance existing debt and for acquisitions, dividends, leveraged buyouts, and general corporate purposes. “Managed Assets” means the total assets of the Fund (including any assets attributable to any preferred shares that may be outstanding or to money borrowed from banks or financial institutions or issued notes for investment purposes) minus the sum of the Fund’s accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage).
Senior Loans typically are of below investment grade quality. Below investment grade quality securities (including Senior Loans) are those that, at the time of investment, are rated Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”) and BB+ or lower by Standard & Poor’s Corporation Ratings Group (“S&P”) or Fitch Ratings, Inc. (“Fitch”), or if unrated are determined by the Adviser to be of comparable quality. Securities of below investment grade quality, commonly referred to as “junk” or “high yield” securities, are regarded as having predominantly speculative characteristics with respect to an issuer’s capacity to pay interest and repay principal.
The Fund may invest up to 20% of its Managed Assets in (i) loan interests that are not secured by any collateral of the Borrower, (ii) loan interests that have a lower than first lien priority on collateral of the Borrower, (iii) other income producing securities (including, without limitation, U.S. government debt securities and investment and non-investment grade, subordinated and unsubordinated corporate debt securities), (iv) warrants and equity securities issued by a Borrower or its affiliates as part of a package of investments in the Borrower or its affiliates and (v) structured products (including, without limitation, collateralized loan obligations, credit linked notes and derivatives, including credit derivatives).

The Fund may invest in debt securities, including Senior Loans, of any credit quality, maturity and duration. The Fund may invest in U.S. dollar and non-U.S. dollar denominated securities of issuers located anywhere in the world, and of issuers that operate in any industry. The Fund may also invest in swaps, including single name credit default swaps, single name loan credit default swaps, total return swaps, interest rate swaps and foreign currency swaps.
The Fund may invest up to 50% of its Managed Assets in securities that are considered illiquid. “Illiquid securities” are securities which cannot be sold within seven days in the ordinary course of business at approximately the value used by the Fund in determining its net asset value.
During temporary defensive periods or in order to keep the Fund’s cash fully invested, including during the period when the net proceeds of the offering of common shares are being invested, the Fund may deviate from its investment policies and objectives. During such periods, the Fund may invest all or a portion of Managed Assets in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the Treasury or by U.S. government agencies or instrumentalities; non-U.S. government securities which have received the highest investment grade credit rating, certificates of deposit issued against funds deposited in a bank or a savings and loan association; commercial paper; bankers’ acceptances; bank time deposits; shares of money market funds; credit linked notes; repurchase agreements with respect to any of the foregoing; asset-backed securities or any other fixed income securities that the Adviser considers consistent with this strategy. It is impossible to predict when, or for how long, the Fund will use these alternative strategies. There can be no assurance that such strategies will be successful. See “The Fund’s Investments—Portfolio Composition—Temporary Strategies; Invest-Up Period; Dissolution” in this prospectus and “The Fund’s Investments—Investment Policies and Techniques” in the Fund’s SAI.
Percentage limitations described in this prospectus are as of the time of investment by the Fund and may be exceeded because of changes in the market value or investment rating of the Fund’s assets or if a Borrower distributes equity securities as incident to the purchase or ownership of a Senior Loan, Subordinated Loan (as defined below) or in connection with a reorganization of a Borrower.
For a more complete discussion of the Fund’s portfolio composition, see “The Fund’s Investments.”
Limited Term	On November 17, 2017, shareholders approved extending the term of the Fund by two years by changing the Fund’s scheduled dissolution date from May 31, 2020 to May 31, 2022, absent any further extension approved by shareholders. Upon dissolution, the Fund will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities of the Fund.

The Fund’s Amended and Restated Agreement and Declaration of Trust (the “Agreement and Declaration of Trust”) provides that the Fund will dissolve on May 31, 2020 (which was extended to May 31, 2022), except for the purpose of paying, satisfying and discharging any existing debts or obligations, collecting and distributing its assets and doing all other acts required to liquidate and wind up its business and affairs, unless extended by shareholder approval. The dissolution process could be extended depending on market conditions at that time.
Pursuant to the Agreement and Declaration of Trust, prior to the date of dissolution a majority of the board of trustees, with the approval of a majority of the shareholders entitled to vote (as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”)) may extend the life of the Fund. If approved, the dissolution date of the Fund may be extended by a period of two years or such shorter time as may be determined. However, the dissolution date of the Fund may be extended an unlimited number of times. In determining whether to extend the dissolution date of the Fund, the board of trustees may consider the inability to sell the Fund’s assets in a time frame consistent with dissolution due to lack of market liquidity or other extenuating circumstances. Additionally, the board of trustees may determine that market conditions are such that it is reasonable to believe that, with an extension, the Fund’s remaining assets will appreciate by an amount that is meaningful relative to the cost and expense of continuing the operation of the Fund.
The Fund has a reinvestment period that will end one year prior to the dissolution date of the Fund and accordingly is currently scheduled to end on May 31, 2021. The reinvestment period was extended in connection with the extension of the dissolution date. After the reinvestment period, the Fund will stop reinvesting principal proceeds generated by maturities, prepayments and sales of investments. Principal proceeds after the reinvestment period may be distributed on a pro rata basis among the Fund’s common shareholders, preferred shareholders, noteholders and lenders, subject to any terms of any borrowing or preferred share and/or notes issuance. Principal proceeds distributed to shareholders may constitute tax-advantaged returns of capital for U.S. federal income tax purposes. See “Tax Matters.” The Adviser will continue receiving a fee for investment advisory services after the reinvestment period on the Fund’s Managed Assets.
Leverage	The Fund currently anticipates utilizing leverage through borrowings, including loans from certain financial institutions and/or the issuance of debt securities (collectively, “Borrowings”), in an aggregate amount of up to 33 1/3% of its Managed Assets at the time the leverage is incurred in order to buy additional securities. As of ____, the Fund had a credit facility with a financial institution in place under which it had Borrowings representing approximately ____% of our Managed Assets. After completion of this Offer, the Fund expects to increase its use of leverage through the availability of a credit facility to maintain leverage equal to 33 1/3% of its Managed Assets. The Fund may also borrow for temporary, emergency or other purposes as permitted under the Investment Company Act. All costs and expenses related to any form of leverage used by the Fund will be borne entirely by common shareholders. See “Summary of Fund Expenses.”

If the rate of return, after the payment of applicable expenses of the Fund, on the securities purchased by the Fund is greater than the interest paid by the Fund on its borrowed money, the excess income may be used to pay higher dividends to holders of common shares. However, the Fund cannot assure you that the use of leverage will result in a higher yield on the common shares. When leverage is employed, the net asset value and market price of the common shares and the yield to holders of common shares will be more volatile. During periods when the Fund is using leverage, the fees paid to the Adviser for advisory services and to ALPS (defined below) for administrative services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s Managed Assets, which includes the assets purchased through leverage. As such, the Adviser may have a financial incentive to increase the Fund’s use of leverage, which constitutes an inherent conflict of interest. See “Leverage” and “Risks—Leverage Risk.”
Investment Adviser	GSO / Blackstone Debt Funds Management LLC (the “Adviser”) acts as the Fund’s investment adviser. The Adviser, a wholly-controlled subsidiary of GSO Capital Partners LP (collectively with its affiliates, “GSO”), is a registered investment adviser. GSO is the credit platform of The Blackstone Group L.P. (collectively with its affiliates, “Blackstone”), which is a leading global manager of private capital. The alternative asset management business includes the management of private equity funds, real estate funds, real estate investment trusts, funds of hedge funds, hedge funds, credit-focused funds, collateralized loan obligation vehicles, separately managed accounts and registered investment companies. Blackstone’s business is organized into four segments: private equity, real estate, hedge fund solutions and credit.
The Adviser receives a monthly fee at the annual rate of 0.90% of the average daily value of the Fund’s Managed Assets. During periods when the Fund is using leverage, the fees paid to the Adviser will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s Managed Assets, which includes the assets purchased through leverage. See “Management of the Fund—Investment Advisory Agreement.”
Administrator	ALPS Fund Services, Inc. (“ALPS”), located at 1290 Broadway, 11th Floor, Denver, Colorado 80203, serves as administrator to the Fund. Under the administration agreement, ALPS is responsible for calculating the net asset value of the common shares and generally managing the administrative affairs of the Fund.
ALPS is entitled to receive a monthly fee at the annual rate of 0.09% of the average daily value of the Fund’s Managed Assets, subject to a minimum annual fee of the lesser of $225,000 or (if below $225,000) 0.14% of the average daily value of the Fund’s Managed Assets, plus out-of-pocket expenses. During periods when the Fund is using leverage, the fees paid to ALPS will be higher than if the Fund did not use leverage because the fees paid are calculated on the basis of the Fund’s Managed Assets, which includes the assets purchased through leverage. See “Management of the Fund—Administrator.”

Distributions	The Fund generally makes regular monthly cash distributions of all or a portion of its net investment income to common shareholders and intends to continue to do so. The Fund generally distributes to common shareholders at least annually all or substantially all of its net investment income after the payment of leverage expenses. However, the Fund may preserve modest amounts of net income to support future distributions. The Fund pays any capital gains distributions at least annually. If the Fund realizes a long-term capital gain, it will be required to allocate such gain between the common shares and any preferred shares issued by the Fund in proportion to the total dividends paid to each class for the year in which the income is realized. See “Distributions” and “Leverage.”
Various factors will affect the level of the Fund’s income, including the asset mix, the average maturity of the Fund’s portfolio, the amount of leverage utilized by the Fund and the Fund’s use of hedging. To permit the Fund to maintain a more stable monthly distribution, the Fund may from time to time distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned by the Fund during that period. Undistributed income will add to the Fund’s net asset value (and indirectly benefits the Adviser and ALPS by increasing their fees) and, correspondingly, distributions from undistributed income will reduce the Fund’s net asset value. See “Distributions.”
Cash distributions to holders of our common shares may be reinvested under our Dividend Reinvestment Plan (“DRIP”) in additional whole and fractional shares if you or your representative elect (“opt-in”) to enroll in the DRIP. See “Distributions” and “Dividend Reinvestment Plan.”
Listing	The Fund’s common shares are listed on the New York Stock Exchange. The trading or “ticker” symbol of the common shares is “BSL,” and the new common shares issued in this Offer will also be listed under BSL. See “Description of Shares—Common Shares.” The Rights will be admitted for trading on the New York Stock Exchange under the symbol ___ during the course of the Offer.
Custodian and Transfer Agent	The Bank of New York Mellon serves as the Fund’s custodian. Computershare Shareowner Services, LLC (“Computershare”) serves as the Fund’s transfer agent. See “Custodian and Transfer Agent.”
Market Price of Shares	Common shares of closed-end management investment companies frequently trade at a discount from their net asset value. Common shares of closed-end investment companies like the Fund have traded at prices higher than their net asset value during some periods, and have traded at prices lower than their net asset value during other periods. The Fund cannot assure you that its common shares will trade at a price higher than or equal to net asset value. The Fund’s net asset value will be reduced immediately following this Offer by the amount of expenses paid by the Fund. See “Use of Proceeds.” In addition to net asset value, the market price of the Fund’s common shares may be affected by such factors as distribution levels, which are in turn affected by expenses, distribution stability, liquidity and market supply and demand. See “Risks,” “Description of Shares—Common Shares” and “Repurchase of Common Shares.” The common shares are designed primarily for long-term investors; you should not purchase common shares of the Fund if you intend to sell them shortly after purchase. See “Description of Shares” for historical market prices of the Fund’s common shares.

Risks

Dilution Risk. Shareholders who do not exercise their Rights will, at the completion of the Offer, own a smaller proportional interest in the Fund than if they exercised their Rights, which will proportionately decrease the relative voting power of those shareholders. Because the Subscription Price per common share will be below the net asset value per common share on the Expiration Date, you will experience an immediate dilution of the aggregate net asset value of your common shares if you do not participate in the Offer and you will experience a reduction in the net asset value per common share of your common shares whether or not you participate in the Offer. In addition, whether or not you exercise your Rights, you will experience a dilution of net asset value of the common shares because you will indirectly bear the expenses of this Offer, which include, among other items, SEC registration fees, printing expenses and the fees assessed by service providers (including the cost of the Fund’s counsel, independent registered public accounting firm, Information Agent and Subscription Agent). This dilution of net asset value will disproportionately affect common shareholders who do not exercise their Rights. The Fund cannot state precisely the extent of this dilution if you do not exercise your Rights because the Fund does not know what the net asset value per common share will be when the Offer expires, or what proportion of the Rights will be exercised.

Assuming, for example, that all Rights are exercised, the Subscription Price is $___ and the Fund’s net asset value per common share at the expiration of the Offer is___, the Fund’s net asset value per common share (after payment of estimated offering expenses) would be reduced by approximately $___ (___%) per common share.

If you do not wish to exercise your Rights, you should consider selling them as set forth in this prospectus. The Fund cannot give any assurance, however, that a market for the Rights will develop or that the Rights will have any marketable value.

The Offer may increase the volatility of the market price of the Fund’s common shares. In addition, the Offer could be under-subscribed, in which case the Adviser will not have as much proceeds to invest on behalf of the Fund. See “Risks—Dilution.”

Market Discount Risk.  Common shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors who sell their common shares in a relatively short period of time after completion of the Offering. The Fund’s common shares may trade at a price that is less than the Subscription Price. See “Risks—Market Discount Risk.”

Investment and Market Risk. An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s common shares represents an indirect investment in the portfolio of Senior Loans and other securities owned by the Fund, and the value of these securities may fluctuate, sometimes rapidly and unpredictably. At any point in time an investment in the Fund’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund and the ability of shareholders to reinvest dividends. The Fund currently uses leverage, which will magnify the Fund’s investment, market and certain other risks. See “Risks—Investment and Market Risk” and “Risks—Leverage Risk.”

Senior Loans Risk. Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in Senior Loans. This policy is not fundamental and may be changed by the board of trustees of the Fund with at least 60 days’ written notice provided to shareholders.

To the extent the Fund invests in Senior Loans, the Fund may be subject to greater levels of credit risk, call risk, settlement risk and liquidity risk, than funds that do not invest in such securities. These instruments are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments, and may be more volatile than other types of securities. An economic downturn or individual corporate developments could adversely affect the market for these instruments and reduce the Fund’s ability to sell these instruments at an advantageous time or price. An economic downturn would generally lead to a higher non-payment rate and, a senior loan may lose significant market value before a default occurs. The Fund may also be subject to greater levels of liquidity risk than funds that do not invest in Senior Loans. In addition, the Senior Loans in which the Fund invests may not be listed on any exchange and a secondary market for such loans may be comparatively illiquid relative to markets for other more liquid fixed income securities. Consequently, transactions in Senior Loans may involve greater costs than transactions in more actively traded securities. Restrictions on transfers in loan agreements, a lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make Senior Loans difficult to sell at an advantageous time or price than other types of securities or instruments. These factors may result in the Fund being unable to realize full value for the Senior Loans and/or may result in the Fund not receiving the proceeds from a sale of a Senior Loan for an extended period after such sale, each of which could result in losses to the Fund. Senior Loans may have extended trade settlement periods which may result in cash not being immediately available to the Fund. If an issuer of a Senior Loan prepays or redeems the loan prior to maturity, the Fund will have to reinvest the proceeds in other Senior Loans or similar instruments that may pay lower interest rates. Because of the risks involved in investing in Senior Loans, an investment in the Fund that invests in such instruments should be considered speculative. See “Risks—Senior Loans Risk.”

Subordinated Loans Risk. The Fund may invest up to 20% of its Managed Assets in second lien or other subordinated or unsecured floating rate or fixed rate debt (“Subordinated Loans”). Subordinated Loans generally are subject to similar risks as those associated with investments in Senior Loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a Subordinated Loan, the first priority lien holder has first claim to the underlying collateral of the loan. Subordinated Loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the Borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated Loans generally have greater price volatility than Senior Loans and may be less liquid. See “The Fund’s Investments—Portfolio Composition—Subordinated Loans” and “Risks—Subordinated Loans Risk.”

Below Investment Grade Instruments Risk. The Fund anticipates that it will invest the majority of its assets in Senior Loans, Subordinated Loans and other debt securities that are rated below investment grade. Below investment grade instruments are commonly referred to as “junk” or “high yield” instruments and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Below investment grade instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon, increase the incidence of default for such securities and severely disrupt the market value of such securities.

Below investment grade instruments, though higher yielding, are characterized by higher risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The secondary market for lower grade securities may be less liquid than that for higher rated securities and may have wide spreads between the bid and asked prices. Adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund’s net asset value. Because of the substantial risks associated with investments in lower grade instruments, investors could lose money on their investment in common shares of the Fund, both in the short-term and the long-term.

Because of the greater number of investment considerations involved in investing in below investment grade instruments the ability of the Fund to meet its objectives depends more on the Adviser's judgment and analytical abilities than would be the case if the portfolio invested primarily in securities in the higher rating categories. While the Adviser will attempt to reduce the risks of investing in lower rated instruments through active portfolio management, diversification, credit analysis and attention to current developments and trends in the economy and the financial markets, there can be no assurance that a broadly diversified portfolio of such instruments would substantially lessen the risks of defaults brought about by an economic downturn or recession. See “The Fund’s Investments—Portfolio Composition—Below Investment Grade Securities” and “Risks—Below Investment Grade Instruments Risk.”

Distressed and Defaulted Securities Risk. Investments in the securities of financially distressed companies involve substantial risks. These risks are often greater than those associated with below investment grade securities because of the uncertainties of investing in the issuer undergoing the financial distress. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a Borrower or issuer, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such Borrower or issuer. The Adviser’s judgments about the credit quality of the Borrower or issuer and the relative value of its securities may prove to be wrong. See “The Fund’s Investments—Portfolio Composition—Distressed and Defaulted Securities” and “Risks—Distressed and Defaulted Securities Risk.”

Valuation Risk. Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for most of the Fund’s investments to trade. The Fund’s investments generally trade on an “over-the-counter” market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of floating rate instruments may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when an instrument is sold in the market, the amount received by the Fund is less than the value of such floating rate instruments carried on the Fund’s books.

Liquidity Risk. The Fund may invest up to 50% of its Managed Assets in securities that are considered illiquid. “Illiquid securities” are securities which cannot be sold within seven days in the ordinary course of business at approximately the value used by the Fund in determining its net asset value. The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely-traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund’s net asset value and ability to make dividend distributions. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. The Adviser's judgment may play a greater role in the valuation process. Investment of the Fund's assets in illiquid and restricted securities may restrict the Fund's ability to take advantage of market opportunities. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, thereby enabling the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. In either case, the Fund would bear market risks during that period.
Some Senior Loans are not readily marketable and may be subject to restrictions on resale. Senior Loans are not listed on any national securities exchange and no active trading market may exist for the Senior Loans in which the Fund will invest. Where a secondary market exists, the market for some Senior Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The Fund has no limitation on the amount of its assets which may be invested in securities that are not readily marketable or are subject to restrictions on resale. See “Risks—Liquidity Risk.”
Credit Risk. Credit risk is the risk that one or more debt securities in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. While a senior position in the capital structure of a Borrower may provide some protection with respect to the Fund’s investments in Senior Loans, losses may still occur because the market value of Senior Loans is affected by the creditworthiness of Borrowers and by general economic and specific industry conditions and the Fund's investments will often be subordinate to other debt in the issuer's capital structure. To the extent the Fund invests in below investment grade securities, it will be exposed to a greater amount of credit risk than a fund which invests in investment grade securities. The prices of lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default. In addition, the Fund may use credit derivatives which may expose it to additional risk in the event that the securities underlying the derivatives default. See “Risks—Credit Risk.”

Interest Rate Risk. The floating or variable rate feature of Senior Loans is a significant difference from typical fixed-income investments that carry significant interest rate risk. The Fund can normally be expected to have less significant interest rate-related fluctuations in its net asset value per share than investment companies investing primarily in fixed income securities (other than money market funds and some short term bond funds). When interest rates decline, the value of a fixed income portfolio can normally be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can normally be expected to decline. Although the income available to the Fund will vary, the Adviser expects the Fund’s policy of acquiring interests in Senior Loans may minimize fluctuations in net asset value of the Fund resulting from changes in market interest rates.
However, because floating or variable rates on Senior Loans only reset periodically, changes in prevailing interest rates can be expected to cause some fluctuations in the Fund’s net asset value. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Fund’s net asset value. In addition, Senior Loans may allow the Borrower to opt between LIBOR-based interest rates and interest rates based on bank prime rates, which may have an impact on the Fund’s net asset value. A material decline in the Fund’s net asset value may impair the Fund’s ability to maintain required levels of asset coverage. See “Risks—Interest Rate Risk.”
Limited Term Risk. On November 17, 2017, shareholders approved extending the term of the Fund by two years by changing the Fund’s scheduled dissolution date from May 31, 2020 to May 31, 2022, absent any further extension approved by shareholders. The Fund’s limited term may cause it to sell securities when it otherwise would not, which could raise the Fund’s returns to decrease and the market price of the common shares to fall. Rather than reinvesting the proceeds of its matured, called or sold securities, the Fund may distribute the proceeds in one or more liquidating distributions prior to the final dissolution, which may cause the Fund’s fixed expenses to increase when expressed as a percentage of assets under management. Alternatively, the Fund may invest the proceeds in lower yielding securities or hold the proceeds in cash or cash equivalents, which may adversely affect the performance of the Fund. The board of trustees may in its sole discretion, without the consent or vote of the shareholders, choose to dissolve the Fund prior to the required dissolution date, which would cause the Fund to miss any market appreciation that occurs after the Fund is dissolved. Conversely, if the shareholders extend the dissolution date, market conditions may deteriorate and the Fund may experience losses. See “Certain Provisions in the Agreement and Declaration of Trust” and “Risks—Limited Term Risk.”

Leverage Risk. The Fund may utilize leverage in an aggregate amount of up to 33 1/3% of its Managed Assets at the time the leverage is incurred in order to buy additional securities. As of December 31, 2017, the Fund’s use of leverage was ___ % of its Managed Assets. The use of leverage to purchase additional securities creates an opportunity for increased common share dividends, but also creates risks for the holders of common shares. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. As a result, leverage may cause greater changes in the Fund’s net asset value which will be borne entirely by the Fund’s common shareholders. The Fund will also have to pay dividends on its preferred shares or interest on its notes or borrowings, if any, which will increase expenses and may reduce the Fund’s return. These dividend payments or interest expenses may be greater than the Fund’s return on the underlying investments. The Fund’s leveraging strategy may not be successful.
The Fund anticipates that any money borrowed from a bank or other financial institution for investment purposes will accrue interest based on shorter-term interest rates that would be periodically reset. So long as the Fund’s portfolio provides a higher rate of return, net of expenses, than the interest rate on borrowed money, as reset periodically, the leverage may cause the holders of common shares to receive a higher current rate of return than if the Fund were not leveraged. If, however, long-term and/or short-term rates rise, the interest rate on borrowed money could exceed the rate of return on securities held by the Fund, reducing return to the holders of common shares. Developments in the credit markets may adversely affect the ability of the Fund to borrow for investment purposes and may increase the costs of such borrowings, which would reduce returns to the holders of common shares.
There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for common shareholders, including:

●     the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage;

●     the risk that fluctuations in interest rates on borrowings and short-term debt or in dividend payments on, principal proceeds distributed to, or redemption of any preferred shares and/or notes that the Fund has issued will reduce the return to the common shareholders;

●     the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares;

●     when the Fund uses financial leverage, the investment advisory and administrative fees payable to the Adviser and ALPS will be higher than if the Fund did not use leverage, and may provide a financial incentive to the Adviser to increase the Fund’s use of leverage and create an inherent conflict of interest; and

● leverage may increase expenses, which may reduce total return.
The Fund may continue to use leverage if the benefits to the Common Shareholders of maintaining the leveraged position are believed to outweigh any current reduced return, but expects to reduce, modify or cease its leverage if it is believed the costs of the leverage will exceed the return provided from the investments made with the proceeds of the leverage.

The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for any preferred shares and/or notes or short-term debt securities issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act. These covenants and restrictions may negatively affect the Fund’s ability to achieve its investment objectives. See “Leverage” and “Risks—Leverage Risk.”

Derivatives Risk. Under normal market conditions, the use of derivatives by the Fund, other than for hedging purposes, will not exceed 20% of the Fund’s Managed Assets on a mark-to-market basis. The Fund’s use of derivative instruments may be particularly speculative and involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments, and the use of derivatives generally involves leverage in the sense that the investment exposure created by the derivatives may be significantly greater than the Fund’s initial investment in the derivatives. In some cases, the use of derivatives may result in losses in excess of principal or greater than if they had not been used. The ability to successfully use derivative instruments depends on the ability of the Adviser. The skills needed to employ derivatives strategies are different from those needed to select a portfolio security and, in connection with such strategies, the Adviser must make predictions with respect to market conditions, liquidity, currency movements, market values, interest rates and other applicable factors, which may be inaccurate. The use of derivative instruments may require the Fund to sell or purchase portfolio securities at inopportune times or for prices below or above the current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise want to sell. The Fund may also have to defer closing out certain derivative positions to avoid adverse tax consequences and there may be situations in which derivative instruments are not elected that result in losses greater than if such instruments had been used. Amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund’s derivative instruments would not be available to the Fund for other investment purposes, which may result in lost opportunities for gain. Changes to the derivatives markets as a result of the continuous promulgation of rules under the Dodd-Frank Act and other government or international regulation may also have an adverse effect on the Fund’s ability to make use of derivative transactions. In addition, the use of derivatives is subject to other risks, each of which may create additional risk of loss, including liquidity risk, interest rate risk, credit risk and management risk as well as the following risks:

●     Correlation Risk. Imperfect correlation between the value of derivative instruments and the underlying assets of the Fund creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund’s portfolio.

●     Duration Mismatch Risk. The duration of a derivative instrument may be significantly different than the duration of the related liability or asset.

●     Valuation Risk. The prices of derivative instruments, including swaps, futures, forwards and options, could be highly volatile and such instruments may subject us to significant losses. The value of such derivatives also depends upon the price of the underlying asset, reference rate or index, which may also be subject to volatility. Actual or implied daily limits on price fluctuations and speculative position limits on the exchanges or over-the-counter markets in which we may conduct our transactions in derivative instruments may prevent prompt liquidation of positions, subjecting us to the potential of greater losses. In addition, significant disparities may exist between “bid” and “asked” prices for derivative instruments that are traded over-the-counter and not on an exchange.

●     Liquidity Risk. Derivative instruments, especially when purchased in large amounts, may not be liquid in all circumstances, so that in volatile markets we may not be able to close out a position without incurring a loss.

●     Counterparty Risk. Derivative instruments also involve exposure to counterparty risk, since contract performance depends in part on the financial condition of the counterparty.

In addition, the Adviser may cause the Fund to invest in derivative instruments that are neither presently contemplated nor currently available, but which may be developed in the future, to the extent such opportunities are both consistent with the Fund’s investment objectives and legally permissible. Any such investments may expose the Fund to unique and presently indeterminate risks, the impact of which may not be capable of determination until such instruments are developed and/or the Adviser determines to make such an investment on behalf of the Fund.

Structured Products Risk. The Fund may invest up to 20% of its Managed Assets in structured products, including, without limitation, collateralized loan obligations (“CLOs”), structured notes, credit linked notes and derivatives, including credit derivatives. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.
The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Fund.

Certain structured products may be thinly traded or have a limited trading market. CLOs are typically privately offered and sold. As a result, investments in CLOs may be characterized by the Fund as illiquid securities. In addition to the general risks associated with debt securities discussed herein, CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Investments in structured notes involve risks, including credit risk and market risk. Where the Fund’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero, and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note. See “The Fund’s Investments—Portfolio Composition” and “Risks—Structured Products Risk.”

CLO Risk. In addition to the general risks associated with debt securities and structured products discussed herein, CLOs carry additional risks, including, but not limited to (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof, (iv) the potential of spread compression in the underlying loans of the CLO, which could reduce credit enhancement in the CLOs and (v) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

CLO junior debt securities that the Fund may acquire are subordinated to more senior tranches of CLO debt. CLO junior debt securities are subject to increased risks of default relative to the holders of superior priority interests in the same securities. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the liabilities of a CLO at inception exceed its total assets. Though not exclusively, the Fund will typically be in a first loss or subordinated position with respect to realized losses on the assets of the CLOs in which it is invested. The Fund may recognize phantom taxable income from its investments in the subordinated tranches of CLOs.

Between the closing date and the effective date of a CLO, the CLO collateral manager will generally expect to purchase additional collateral obligations for the CLO. During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions of the CLO on equity securities and could result in early redemptions which may cause CLO debt and equity investors to receive less than the face value of their investment.

The failure by a CLO in which the Fund invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in the CLO’s payments to the Fund. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments the Fund would otherwise be entitled to receive. Separately, the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO or any other investment the Fund may make. If any of these occur, it could adversely affect the Fund’s operating results and cash flows.

The Fund’s CLO investments are exposed to leveraged credit risk. If certain minimum collateral value ratios and/or interest coverage ratios are not met by a CLO, primarily due to senior secured loan defaults, then cash flow that otherwise would have been available to pay distributions to the Fund on its CLO investments may instead be used to redeem any senior notes or to purchase additional senior secured loans, until the ratios again exceed the minimum required levels or any senior notes are repaid in full.

LIBOR Risk. Instruments in which the Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund investments may also obtain financing at floating rates based on LIBOR. The underlying collateral of CLOs in which the Fund invests may pay interest at floating rates based on LIBOR. Derivative instruments utilized by the Fund and/or issuers of instruments in which the Trust may invest may also reference LIBOR. Regulators and law-enforcement agencies from a number of governments, including entities in the United States, Japan, Canada and the United Kingdom, have conducted or are conducting civil and criminal investigations into whether the banks that contribute to the British Bankers’ Association, or the “BBA,” in connection with the calculation of daily LIBOR may have been manipulating or attempting to manipulate LIBOR. Several financial institutions have reached settlements with the CFTC, the U.S. Department of Justice Fraud Section and the United Kingdom Financial Conduct Authority in connection with investigations by such authorities into submissions made by such financial institutions to the bodies that set LIBOR and other interbank offered rates. Additional investigations remain ongoing with respect to other major banks. There can be no assurance that there will not be additional admissions or findings of rate-setting manipulation or that manipulations of LIBOR or other similar interbank offered rates will not be shown to have occurred. ICE Benchmark Administration Limited assumed the role of LIBOR administrator from the BBA on February 1, 2014. Any new administrator of LIBOR may make methodological changes to the way in which LIBOR is calculated or may alter, discontinue or suspend calculation or dissemination of LIBOR. Additional findings of manipulation may decrease the confidence of the market in LIBOR and lead market participants to look for alternative, non-LIBOR based types of financing, such as fixed rate loans or bonds or floating rate loans based on non-LIBOR indices.

Recently, regulators in the United Kingdom have called for the LIBOR to be abandoned by the end of 2021. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions and there are significant uncertainty regarding the effectiveness of any such alternative methodologies. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invests and financial markets generally.

Lender Liability Risk.  A number of U.S. judicial decisions have upheld judgments of Borrowers against lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the Borrower or has assumed an excessive degree of control over the Borrower resulting in the creation of a fiduciary duty owed to the Borrower or its other creditors or shareholders. Because of the nature of its investments, the Fund may be subject to allegations of lender liability.

In addition, under common law principles that in some cases form the basis for lender liability claims, if a lender or bondholder (a) intentionally takes an action that results in the undercapitalization of a Borrower to the detriment of other creditors of such Borrower, (b) engages in other inequitable conduct to the detriment of such other creditors, (c) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (d) uses its influence as a stockholder to dominate or control a Borrower to the detriment of other creditors of such Borrower, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors, a remedy called “equitable subordination.”
Because affiliates of, or persons related to, the Adviser may hold equity or other interests in obligors of the Fund, the Fund could be exposed to claims for equitable subordination or lender liability or both based on such equity or other holdings. See “Risks—Lender Liability Risk.”

Potential Conflicts of Interest Risk. The Adviser will be subject to certain conflicts of interest in its management of the Fund. These conflicts will arise primarily from the involvement of Blackstone in other activities that may conflict with those of the Fund. Blackstone engages in a broad spectrum of activities. In the ordinary course of its business activities, Blackstone may engage in activities where the interests of certain divisions of Blackstone or the interests of their clients may conflict with the interests of the holders. Other present and future activities of Blackstone may give rise to additional conflicts of interest. In the event that a conflict of interest arises, the Adviser will attempt to resolve such conflicts in a fair and equitable manner.

In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses, Blackstone has implemented certain policies and procedures (e.g., information walls) that may reduce the positive synergies that the Adviser may have potentially utilized for purposes of finding attractive investments. Additionally, Blackstone may limit a client and/or its portfolio companies from engaging in agreements with or related to companies in which any fund of Blackstone has or has considered making an investment or which is otherwise an advisory client of Blackstone and/or from time to time restrict or otherwise limit the ability of the Fund to make investments in or otherwise engage in businesses or activities competitive with companies or other clients of Blackstone, either as result of contractual restrictions or otherwise. Finally, Blackstone has in the past entered, and is likely in the future to enter, into one or more strategic relationships in certain regions or with respect to certain types of investments that, although possibly intended to provide greater opportunities for the Fund, may require the Fund to share such opportunities or otherwise limit the amount of an opportunity the Fund can otherwise take.

As part of its regular business, Blackstone provides a broad range of services other than those provided by the Adviser, including investment banking, underwriting, capital markets syndication and advisory (including underwriting), placement, financial advisory, restructuring and advisory, consulting, asset/property management, mortgage servicing, insurance (including title insurance), monitoring, commitment, syndication, origination, servicing, management consulting and other similar operational and finance matters, healthcare consulting/brokerage, group purchasing, organizational, operational, loan servicing, financing, divestment and other services. In addition, Blackstone may provide services in the future beyond those currently provided. The Fund will not receive a benefit from the fees or profits derived from such services. In such a case, a client of Blackstone would typically require Blackstone to act exclusively on its behalf. This request may preclude all of Blackstone clients (including the Fund) from participating in related transactions that would otherwise be suitable. Blackstone will be under no obligation to decline any such engagements in order to make an investment opportunity available to the Fund. In connection with its other businesses, Blackstone will likely come into possession of information that limits its ability to engage in potential transactions. The Fund’s activities are expected to be constrained as a result of the inability of the personnel of Blackstone to use such information. For example, employees of Blackstone from time to time are prohibited by law or contract from sharing information with members of the Adviser’s investment team that would be relevant to monitoring the Fund’s portfolio and other investment decisions. Additionally, there are expected to be circumstances in which one or more of certain individuals associated with Blackstone will be precluded from providing services related to the Fund’s activities because of certain confidential information available to those individuals or to other parts of Blackstone (e.g., trading may be restricted). Blackstone has long term relationships with a significant number of corporations and their senior management. In determining whether to invest in a particular transaction on behalf of the Fund, the Adviser will consider those relationships, and may decline to participate in a transaction as a result of such relationships. To the extent permitted by the 1940 Act, the Fund may also co-invest with clients of Blackstone in particular investment opportunities, and the relationship with such clients could influence the decisions made by the Adviser with respect to such investments. The Fund may be forced to sell or hold existing investments (possibly at disadvantageous times or under disadvantageous conditions) as a result of various relationships that Blackstone may have or transactions or investments Blackstone and its affiliates may make or have made. The inability to transact in any security, derivative or loan held by the Fund could result in significant losses or lost opportunity costs to the Fund.

Limitations on Transactions with Affiliates Risk. The Investment Company Act limits our ability to enter into certain transactions with certain of our affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security directly from or to any portfolio company of a private equity fund managed by Blackstone, GSO or any of their respective affiliates (the “Blackstone / GSO Related Parties”). The Investment Company Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to us. See “Risks—Limitation on Transactions with Affiliates Risk.”
Dependence on Key Personnel Risk. The Adviser is dependent upon the experience and expertise of certain key personnel in providing services with respect to the Fund’s investments. If the Adviser were to lose the services of these individuals, its ability to service the Fund could be adversely affected. As with any managed fund, the Adviser may not be successful in selecting the best-performing securities or investment techniques for the Fund’s portfolio and the Fund’s performance may lag behind that of similar funds. The Adviser has informed the Fund that the investment professionals associated with the Adviser are actively involved in other investment activities not concerning the Fund and will not be able to devote all of their time to the Fund’s business and affairs. In addition, individuals not currently associated with the Adviser may become associated with the Fund and the performance of the Fund may also depend on the experience and expertise of such individuals. See “Risks—Dependence on Key Personnel Risk.”
Prepayment Risk. During periods of declining interest rates, Borrowers may exercise their option to prepay principal earlier than scheduled. For fixed rate securities, such payments often occur during periods of declining interest rates, forcing the Fund to reinvest in lower yielding securities, resulting in a possible decline in the Fund’s income and distributions to shareholders. This is known as prepayment or “call” risk. Below investment grade instruments frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). An issuer may redeem a below investment grade instrument if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. Senior Loans and Subordinated Loans typically do not have call protection. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced. See “Risks—Prepayment Risk.”

Inflation/Deflation Risk. Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions on the common shares can decline. In addition, during any periods of rising inflation, borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio. See “Risks—Inflation/Deflation Risk.”
Non-U.S. Securities Risk. The Fund may invest in securities, including Senior Loans and Subordinated Loans, of non-U.S. issuers or Borrowers (“Non-U.S. Securities”). Such investments involve certain risks not involved in domestic investments and may experience more rapid and extreme changes in value than investments in securities of U.S. companies. Securities markets in foreign countries often are not as developed, efficient or liquid as securities markets in the United States, and therefore, the prices of Non-U.S. Securities can be more volatile. Certain foreign countries may impose restrictions on the ability of issuers of Non-U.S. Securities to make payments of principal and interest to investors located outside the country, whether from currency blockage or otherwise. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, including seizure or nationalization of foreign deposits, different legal systems and laws relating to creditors’ rights and the potential inability to enforce legal judgments, all of which could cause the Fund to lose money on its investments in Non-U.S. Securities. Generally, there is less readily available and reliable information about non-U.S. issuers or Borrowers due to less rigorous disclosure or accounting standards and regulatory practices. The ability of a foreign sovereign issuer to make timely payments on its debt obligations will also be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credit facilities and investments, fluctuations of interest rates and the extent of its foreign reserves. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Because Non-U.S. Securities may trade on days when the Fund’s common shares are not priced, net asset value can change at times when common shares cannot be sold. See “Risks—Non-U.S. Securities Risk.”

Foreign Currency Risk. Because the Fund may invest its Managed Assets in securities or other instruments denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of instruments held by the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of instruments denominated in such currencies, which means that the Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. The Adviser may, but is not required to, seek to protect the Fund from changes in currency exchange rates through hedging transactions depending on market conditions. See “Risks—Swap Risk” The Fund may incur costs in connection with the conversions between various currencies. In addition, certain countries may impose foreign currency exchange controls or other restrictions on the repatriation, transferability or convertibility of currency.

Swap Risk.  The Fund may also invest in swaps, single name credit default swaps, single name loan credit default swaps, total return swaps, interest rate swaps and foreign currency swaps. Such transactions are subject to market risk, liquidity risk, risk of default by the other party to the transaction, known as “counterparty risk,” and risk of imperfect correlation between the value of such instruments and the underlying assets and may involve commissions or other costs. To the extent credit default swaps are used, the Fund will generally sell protection and the risk of loss could be up to the notional value of the underlying asset and could be substantially greater than the amount received from the buyers. If, however, the Fund buys protection under a credit default swap but such swap expires before any credit event is triggered, the Fund will lose the stream of payments made to the swap counterparty; should a credit event be triggered before expiration, there is also no assurance that the protection seller will honor its obligations under such credit default swap. In a total return swap, the Fund pays the counterparty a floating short-term interest rate and receives in exchange the total return of underlying debt securities. The Fund bears the risk of default on the underlying loans or debt securities, based on the notional amount of the swap. The Fund would typically have to post collateral to cover this potential obligation.

Swaps generally do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. However, because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The market for certain types of swaps has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid, however there is no guarantee that the swap market will continue to provide liquidity. If the Adviser is incorrect in its forecasts of market values, interest rates or currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used. See “The Fund’s Investments—Other Investment Techniques” and “Risks—Swap Risk.”

Counterparty Risk.  Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives, swaps or other transactions supported by another party’s credit will affect the value of those instruments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative contract and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security.

Certain entities that have served as counterparties in the markets for these transactions have incurred significant financial hardships including bankruptcy and losses as a result of exposure to subprime mortgages or other lower quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced such entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using derivatives, swaps or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of the insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivative or swap position. See “Risks—Counterparty Risk.”

Credit Derivatives Risk.  The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Adviser is incorrect in its forecasts of default risks, counterparty risk market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if the Adviser is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being protected. The Fund’s risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Fund sells a default swap on a security, it would collect periodic fees from the buyer and would profit if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the Fund would be required to pay an agreed upon amount to the buyer (which may be the entire notional amount of the swap) if the reference entity defaults on the reference security. Credit default swap agreements involve greater risks than if the Fund invested in the reference obligation directly. See “Risks—Credit Derivatives Risk.”

Cyber-Security Risk and Identity Theft Risks. Cyber-security incidents and cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. The Adviser’s information and technology systems may be vulnerable to damage or interruption from computer viruses and other malicious code, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches, usage errors by their respective professionals or service providers, power, communications or other service outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. If unauthorized parties gain access to such information and technology systems, they may be able to steal, publish, delete or modify private and sensitive information. Although the Adviser has implemented various measures to manage risks relating to these types of events, such systems could be inadequate and, if compromised, could become inoperable for extended periods of time, cease to function properly or fail to adequately secure private information. Breaches such as those involving covertly introduced malware, impersonation of authorized users and industrial or other espionage may not be identified even with sophisticated prevention and detection systems, potentially resulting in further harm and preventing it from being addressed appropriately. The Adviser and/or the Fund may have to make a significant investment to fix or replace them. The failure of these systems and/or of disaster recovery plans for any reason could cause significant interruptions in the Adviser’s, and/or the Fund’s operations and result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to shareholders and the intellectual property and trade secrets of the Adviser. Such a failure could harm the Adviser’s and/or the Fund’s reputation, subject any such entity and their respective affiliates to legal claims and adverse publicity and otherwise affect their business and financial performance.

Repurchase Agreements Risk. Subject to its investment objectives and policies, the Fund may invest in repurchase agreements as a buyer for investment purposes. Repurchase agreements typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell the securities back to the institution at a fixed time in the future. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (1) possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (2) possible lack of access to income on the underlying security during this period; and (3) expenses of enforcing its rights. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund generally will seek to liquidate such collateral. However, the exercise of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.
Investments in Equity Securities Incidental to Investments in Senior Loans. From time to time the Fund also may invest in or hold common stock and other equity securities incidental to the purchase or ownership of a Senior Loan or in connection with a reorganization of a Borrower. Investments in equity securities incidental to investment in Senior Loans entail certain risks in addition to those associated with investments in Senior Loans. Because equity is merely the residual value of an issuer after all claims and other interests, it is inherently more risky than the bonds or Senior Loans of the same Borrower. The value of the equity securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund’s net asset value. The Fund frequently may possess material non-public information about a Borrower as a result of its ownership of a Senior Loan of a Borrower. Because of prohibitions on trading in securities while in possession of material non-public information, the Fund might be unable to enter into a transaction in a security of the Borrower when it would otherwise be advantageous to do so. See “Risks—Investments in Equity Securities Incidental to Investments in Senior Loans.”

U.S. Government Debt Securities Risk.  The Fund may invest in debt securities issued or guaranteed by agencies, instrumentalities and sponsored enterprises of the U.S. Government. Some U.S. Government securities, such as U.S. Treasury bills, notes and bonds, and mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks ("FHLBs") or the Federal Home Loan Mortgage Corporation ("FHLMC"), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the agency, instrumentality or corporation Although legislation has been enacted to support certain government sponsored entities, including the FHLBs, the FHLMC and FNMA, there is no assurance that the obligations of such entities will be satisfied in full, or that such obligations will not decrease in value or default. It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact the government sponsored entities and the values of their related securities or obligations. In addition, certain governmental entities, including FNMA and FHLMC, have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued by these entities. U.S. Government debt securities generally involve lower levels of credit risk than other types of debt securities of similar maturities, although, as a result, the yields available from U.S. Government debt securities are generally lower than the yields available from such other securities. Like other debt securities, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's NAV. See “Risks—U.S. Government Debt Securities Risk.”

Market Developments. Periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside of the United States. Instability in the credit markets may make it more difficult for a number of issuers of debt securities to obtain financing or refinancing for their investment or lending activities or operations. In particular, because of volatile conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue.

For example, certain Borrowers may, due to macroeconomic conditions, be unable to repay the Senior Loans during this period. A Borrower’s failure to satisfy financial or operating covenants imposed by lenders could lead to defaults and, potentially, termination of the Senior Loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the Borrower’s ability to meet its obligations under its debt securities. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting Borrower. In addition, if one of the Borrowers were to commence bankruptcy proceedings, even though the Fund may have structured its interest as senior debt, depending on the facts and circumstances, including the extent to which the Fund actually provided managerial assistance to such Borrower, a bankruptcy court might recharacterize the Fund’s debt holding and subordinate all or a portion of its claim to that of other creditors. The current adverse economic conditions also may decrease the value of collateral securing some of the Fund’s loans and the value of its equity investments. The current recession could lead to financial losses in our portfolio and a decrease in revenues, net income and the value of the Fund’s assets.
These developments may increase the volatility of the value of securities owned by the Fund. These developments also may make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis. These developments could adversely affect the ability of the Fund to use leverage for investment purposes and increase the cost of such leverage, which would reduce returns to the holders of common shares. These developments also may adversely affect the broader economy, which in turn may adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, lead to lower credit ratings of the issuer and increased defaults by the issuer. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the net asset value and market price of the Fund’s common shares. See “Risks—Market Developments.”
Market Disruption and Geopolitical Risk. The instability in various regions and terrorist attacks in the United States and around the world may result in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund cannot predict the effects of geopolitical events in the future on the U.S. economy and securities markets. See “Risks—Market Disruption and Geopolitical Risk.”

UK Exit from the European Union. The United Kingdom (the “UK”) held a referendum on June 23, 2016 on whether to leave or remain a member state of the European Union (the “EU”). The outcome of that referendum was in favor of leaving. Under the process for leaving the EU contemplated in article 50 of the Treaty on the Functioning of the European Union, the UK will remain a member state until a withdrawal agreement is entered into, or failing that, two years following the notification of the intention to leave. On March 13, 2017, the British Parliament passed a bill approving the UK’s exit from the EU. On March 29, 2017, the UK formally notified the European Council of its intention to leave. As a result, the UK will remain a member state subject to EU law with privileges to provide services under the single market directives until at least March 29, 2019. However, given the size and importance of the UK’s economy, uncertainty or unpredictability about its legal, political and economic relationship with Europe after that two-year period may continue to be a source of instability, create significant currency fluctuations, and/or otherwise adversely affect international markets, arrangements for trading or other existing cross-border co-operation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise) for the foreseeable future including beyond the date of the UK’s withdrawal from the EU. The outcome of the UK referendum could also have a destabilizing effect if other member states were to consider the option of leaving the EU.

U.S. Federal Income Tax Reform. The recently enacted tax bill “H.R. 1” will significantly alter existing U.S. federal income tax law. Prospective investors should consult their own tax advisors regarding these changes, as well as other potential changes in tax laws. See “Risks—U.S. Federal Income Tax Reform.”

Portfolio Turnover Risk. The Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 100% under normal circumstances. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to common shareholders, will be taxable as ordinary income. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.

Anti-Takeover Provisions. The Fund’s Agreement and Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund. These provisions could deprive the holders of common shares of opportunities to sell their common shares at a premium over the then-current market price of the common shares or at net asset value. See “Risks—Anti-Takeover Provisions” and “Certain Provisions in the Agreement and Declaration of Trust.”

SUMMARY OF FUND EXPENSES

The purpose of the following table and the example below is to help you understand all fees and expenses that you, as a holder of common shares, would bear directly or indirectly as a result of the Offer being fully subscribed and the receipt of net proceeds from the Offer of approximately $______. The expenses shown in the table under “Other expenses” and “Total annual expenses” are based on estimated amounts for the Fund’s annual operations and assume that the Fund issues approximately ___ common shares. The following table also assumes the Fund has borrowings under its credit facility in an amount equal to 33 1/3% of the Fund’s Managed Assets and shows Fund expenses as a percentage of net assets attributable to common shares.

Shareholder Transaction Expenses (as a percentage of offering price)
Sales Load	None
Offering Expenses Borne by Common Shareholders[1]	%
Dividend Reinvestment Plan Fees[2]	None

Annual Expenses	Percentage Net Assets Attributable to Common Shares[3]
Investment Advisory Fees	1.47%
Interest Payments on Borrowed Funds[3]	0.97%
Other Expenses[4]	0.57%
Total Annual Fund Operating Expenses[1]	3.01%

(1)	The fees and expenses of the Offering will be borne by the Fund and indirectly by all of its common shareholders, including those who do not exercise their Rights. The Offering costs to be paid by the Fund are not included in the Annual Expenses table. Offering costs borne by common shareholders will result in a reduction of capital of the Fund.

(2)	There will be no brokerage charges under the Fund’s dividend reinvestment plan with respect to shares of common stock issued by the Fund in connection with the Offering. However, you may pay brokerage charges if you sell your shares of common stock held in a dividend reinvestment account. You also may pay a pro rata share of brokerage commissions incurred in connection with your market purchases pursuant to the Fund’s dividend reinvestment plan.

(3)	Assumes the use of leverage in the form of borrowing under the Fund’s credit agreement representing 33 1/3% of the Fund’s total assets (including any additional leverage obtained through the use of borrowed funds) at an annual interest rate cost to the Fund of 1.94%.

(4)	Other Expenses are estimated based on the Fund’s fiscal year ended on December 31, 2017.

Example

The purpose of the following table is to help a holder of common shares understand the fees and expenses that such holder would bear directly or indirectly. The following example illustrates the expenses that you would pay on a $1,000 investment in common shares of the Fund, including the estimated costs of the Offer to be borne by the common shareholders of $______, assuming (1) that the Fund’s net assets following (and after giving effect to) the Offer do not increase or decrease, (2) that the Fund incurs total annual expenses of ___% of its net assets in years 1 through 10 (assuming borrowing equal to ___% of the Fund’s total assets) and (3) a 5% annual return.

1 Year	3 Years	5 Years	10 Years
$______	$______	$______	$______

The example should not be considered a representation of future expenses or rate of return. Actual expenses may be higher or lower than those shown. The example assumes that the estimated “Other Expenses” set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example.

FINANCIAL HIGHLIGHTS

Selected Per Share Data And Ratios

The selected financial data below sets forth per common share operating performance data, total investment return, ratios and supplemental data for each fiscal year since the Fund’s inception. The financial information set forth below for the years ended December 31, 2010 (from May 31, 2010, commencement of operations, through December 31, 2010) through December 31, 2017 was audited by ___, the Fund’s independent registered public accounting firm. This financial information should be read in conjunction with the financial statements of the Fund incorporated by reference into this prospectus and the SAI. See “Financial Statements” in the Statement of Additional Information.

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016		For the Year Ended December 31, 2015		For the Year Ended December 31, 2014			For the Year Ended December 31, 2013			For the Year Ended December 31, 2012			For the Year Ended December 31, 2011		For the Period May 26, 2010 (Commencement of Operations) to December 31, 2010
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period			$15.96		$18.08		$19.27			$19.31			$18.81			$19.63		$19.10
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)			1.24		1.22		0.92			1.17			1.36			1.34		0.62
Net realized and unrealized gain/(loss) on investments			1.57		(2.17)		(0.84)			0.08			0.65			(0.70)		0.64
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
From net investment income(a)			—		—		(0.06)			(0.08)			(0.08)			(0.08)		(0.03)
From net realized gains			—		—		—			0.00			(0.01)
Total Income/(Loss) from Investment Operations			2.81		(0.95)		0.02			1.17			1.92			0.56		1.23
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income			(1.16)		(1.17)		(0.86)			(1.06)			(1.23)			(1.23)		(0.66)
From net realized gains			—		—		(0.08)			(0.15)			(0.19)			(0.15)		—
From tax return of capital			—		—		(0.27)			—			—
Total Distributions to Common Shareholders			(1.16)		(1.17)		(1.21)			(1.21)			(1.42)			(1.38)		(0.66)
Net asset value per common share - end of period			$17.61		$15.96		$18.08			$19.27			$19.31			$18.81		$19.63
Market price per common share - end of period			$18.08		$14.85		$16.74			$18.85			$20.33			$18.36		$19.96
Total Investment Return - Net Asset Value(b)			18.44%		(5.19%)		0.38%			6.27%			10.51%			3.05%		6.37%
Total Investment Return - Market Price(b)			30.70%		(4.72%)		(4.99%)			(1.26%)			19.20%			(1.08%)		3.29%
RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)			$268,153		$242,874		$275,201			$293,242			$293,459			$285,298		$297,206
Ratio of expenses to average net assets attributable to common shares			2.59%		2.48%		3.02	%(c)		2.73	%(c)		2.78	%(c)		2.79%		2.41	%(d)
Ratio of net investment income to average net assets attributable to common shares			7.48%		6.84%		4.88	%(c)		6.02	%(c)		7.04	%(c)		6.91%		5.37	%(d)
Ratio of expenses to average managed assets(d)			1.74%		1.67%		2.02	%(c)		1.83	%(c)		1.87	%(c)		1.87%		1.83	%(d)
Portfolio turnover rate			99%		65%		66%			85%			73%			94%		55%

TERM PREFERRED SHARES:
Liquidation value, end of period, including dividends payable on Term Preferred Shares (000s)		$	N/A	$	N/A	$	N/A	(e)		$48,100			$48,109			$48,118		$48,109
Total shares outstanding (000s)			—		—		—			48			48			48		48
Asset coverage per share		$	N/A	$	N/A	$	N/A	(e)		$3,035	(f)		$7,116	(g)		$6,946		$7,194
Liquidation preference per share		$	N/A	$	N/A	$	N/A	(e)		$1,000			$1,000			$1,000		$1,000

SENIOR SECURED NOTES:
Aggregate principal amount, end of period (000s)		$	N/A	$	N/A		$—	(h)		$96,000			$96,000			$96,000		$96,000
Average borrowings outstanding during the period (000s)		$	N/A	$	N/A		$96,000	(h)		$96,000			$96,000			$96,000		$61,527
Asset coverage, end of period per $1,000			N/A		N/A		N/A	(h)		$4,556	(i)		$4,057	(j)		$3,972		$4,096

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)			$131,000		$119,500		$133,000		$	N/A		$	N/A		$	N/A	$	N/A
Average borrowings outstanding during the period (000s)			$122,782		$132,372		$137,412	(k)	$	N/A		$	N/A		$	N/A	$	N/A
Asset coverage, end of period per $1,000			$3,047		$3,032		$3,069		$	N/A		$	N/A		$	N/A	$	N/A

(a)	Calculated using average common shares outstanding.

(b)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

(c)	Ratios do not reflect dividend payments to preferred shareholders.

(d)	Average managed assets represent net assets applicable to common shares plus principal value of leverage.

(e)	On October 8, 2014, the Fund redeemed 100% of the term preferred shares at 100% of their liquidation preference.

(f)	Calculated by subtracting the Fund's total liabilities (excluding Term Preferred Shares and Senior Secured Notes) from the Fund's total assets and dividing by the sum of the Term Preferred Shares and the Senior Secured Notes and then multiplying by $1,000.

(g)	Calculated by subtracting the Fund's total liabilities (excluding Term Preferred Shares) from the Fund's total assets and dividing by the number of Term Preferred Shares outstanding.

(h)	On October 8, 2014, the Fund redeemed 100% of the senior secured notes at 100% of their principal amount and entered into a new 364-day revolving credit facility. Average borrowings are shown for the period January 1, 2014 through the redemption date.

(i)	Calculated by subtracting the Fund's total liabilities (excluding Term Preferred Shares and Senior Secured Notes) from the Fund's total assets and dividing by the principal amount of Senior Secured Notes and then multiplying by $1,000.

(j)	Calculated by subtracting the Fund's total liabilities (including Term Preferred Shares but excluding Senior Secured Notes) from the Fund's total assets and dividing by the principal amount of Senior Secured Notes and then multiplying by $1,000.

(k)	Since first borrowing was made on October 8, 2014.

SENIOR SECURITIES

The following table sets forth certain unaudited information regarding the Fund’s senior securities as of the end of each of the Fund’s prior fiscal years since the Fund’s inception. The Fund’s senior securities during this time period are comprised of outstanding indebtedness, which constitutes a “senior security” as defined in the Investment Company Act, and then-outstanding preferred shares. As of the end of the Fund’s last fiscal year, the Fund had a credit facility with a financial institution.

Fiscal Year Ended	Type of Leverage	Term of Leverage	Total Amount of Leverage Outstanding	Asset Coverage per $1,000 of Leverage[1]
December 31, 2017	Line of Credit	364 days	132,000,000	3,032
December 31, 2016	Line of Credit	364 days	131,000,000	3,047
December 31, 2015	Line of Credit	364 days	119,500,000	3,032
December 31, 2014	Line of Credit	364 days	133,000,000	3,069
December 31, 2013	Senior Securities	May 31, 2020	96,000,000	4,556
December 31, 2013	Preferred Shares	May 31, 2020	48,000,000	3,035
December 31, 2012	Senior Securities	May 31, 2020	96,000,000	4,057
December 31, 2012	Preferred Shares	May 31, 2020	48,000,000	3,036
December 31, 2011	Senior Securities	May 31, 2020	96,000,000	3,972
December 31, 2011	Preferred Shares	May 31, 2020	48,000,000	2,980
December 31, 2010	Senior Securities	May 31, 2020	96,000,000	4,096
December 31, 2010	Preferred Shares	May 31, 2020	48,000,000	3,062

(1)

Asset coverage per $1,000 of borrowings is calculated by subtracting the Fund’s liabilities (other than borrowings and preferred shares) from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s borrowings, and multiplying the result by 1,000. Asset coverage per $1,000 of preferred shares is calculated by subtracting the Fund’s liabilities (including borrowings, but excluding preferred shares) from the Fund’s total assets, dividing the result by the aggregate liquidation preference of the Fund’s preferred shares, and multiplying the result by 1,000.

THE OFFER

Terms of the Offer

The Fund is issuing to Record Date Shareholders Rights to subscribe for additional common shares. Each Record Date Shareholder is being issued one transferable Right for each common share owned on the Record Date. The Offer entitles the holder to acquire at the Subscription Price one common share for each three Rights held. The number of Rights to be issued to a Record Date Shareholder will be rounded up to the nearest number of Rights evenly divisible by three. Fractional shares will not be issued upon the exercise of the Rights. Accordingly, common shares may be purchased only pursuant to the exercise of Rights in integral multiples of three.

In the case of common shares held of record by Cede & Co. or another nominee, as nominee for the Depository Trust Company, or any other depository, the number of Rights issued to a depository or nominee will be adjusted to permit rounding up (to the nearest number of Rights evenly divisible by three) of the Rights to be received by beneficial owners for whom it is the holder of record only if a depository or nominee provides to the Fund on or before the close of business on March ___, 2018 a written representation to the number of Rights required for such rounding.

Rights may be exercised at any time during the period Subscription Period, unless extended by the Fund. See “— Expiration of the Offer.”

If all of the Rights are exercised in the primary subscription, the Fund will experience a ___% increase in common shares outstanding. In addition, any Record Date Shareholder who fully exercises all Rights initially issued to the shareholder is entitled to subscribe for common shares available for Primary Subscription (the “Primary Subscription Shares”) that were not otherwise subscribed for by other Rights holders on the Primary Subscription. The entitlement to subscribe for unsubscribed Primary Subscription Shares is available only to those Record Date Shareholders who fully exercise all Rights initially issued to them and only on the basis of their Record Date holdings and will be referred to in the remainder of this Prospectus as the “Over-Subscription Privilege.”

For purposes of determining the maximum number of Shares a Record Date Shareholder may acquire pursuant to the Offer, broker-dealers whose common shares are held of record by Cede, nominee for DTC, or by any other depository or nominee, will be deemed to be the holders of the Rights that are issued to Cede or such other depository or nominee on their behalf.

Common shares acquired pursuant to the Over-Subscription Privilege are subject to allotment, which is more fully discussed below under “Over-Subscription Privilege.” Rights acquired in the secondary market may not participate in the Over-Subscription Privilege.

The method by which Rights may be exercised and common shares paid for is set forth below in “— Method of Exercising Rights” and “— Payment for Shares.” A Rights holder will have no right to rescind a purchase after the Subscription Agent has received payment. See “— Payment for Shares” below. Common shares issued pursuant to an exercise of Rights will be listed on the New York Stock Exchange. Common shares issued in connection with the Offer will not be evidenced by share certificates.

For purposes of determining the maximum number of common shares that may be acquired pursuant to the Offer, broker-dealers, trust companies, banks or others whose shares are held of record by Cede or by any other depository or nominee will be deemed to be the holders of the Rights that are held by Cede or such other depository or nominee on their behalf.

The Rights are transferable until the Expiration Date and will be admitted for trading on the New York Stock Exchange. Although no assurance can be given that a market for the Rights will develop, trading in the Rights on the New York Stock Exchange will begin when the Subscription Period begins and may be conducted until the close of trading on the last New York Stock Exchange trading day prior to the Expiration Date due to normal settlement procedures.

Rights that are sold will not confer any right to acquire any common shares in the Over-Subscription Privilege (with respect to the Rights that are sold). Trading of the Rights on the New York Stock Exchange will be conducted on a when-issued basis until and including the date on which the Subscription Certificates are mailed to Record Date Shareholders and thereafter, will be conducted on a regular way basis until and including the last New York Stock Exchange trading day prior to the Expiration Date. The method by which Rights may be transferred is set forth below under “— Method of Transferring Rights.” The Shares will begin trading ex-Rights two Business Days prior to the Record Date.

Nominees who hold the Fund’s common shares for the account of others, such as banks, broker-dealers, or depositories for securities, should notify the respective beneficial owners of such Shares as soon as possible to ascertain such beneficial owners’ intentions and to obtain instructions with respect to the Rights. Nominees should also notify holders purchasing Rights in the secondary market that such Rights may not participate in the Over-Subscription Privilege. If the beneficial owner so instructs, the nominee will complete the Subscription Certificate and submit it to the Subscription Agent with proper payment. In addition, beneficial owners of the common shares or Rights held through such a nominee should contact the nominee and request the nominee to effect transactions in accordance with such beneficial owner’s instructions.

The Fund will not be issuing share certificates for the common shares issued pursuant to this Offer. Issuance of common shares will be made electronically via book entry by Computershare, the Fund’s transfer agent.

ALTHOUGH THE FUND HAS NO PRESENT INTENTION TO DO SO, THE FUND MAY, IN THE FUTURE AND IN ITS DISCRETION, CHOOSE TO MAKE ADDITIONAL RIGHTS OFFERINGS FROM TIME TO TIME FOR A NUMBER OF COMMON SHARES AND ON TERMS WHICH MAY OR MAY NOT BE SIMILAR TO THE OFFER.

Purpose of the Offer

[To be filed by amendment]

Over-Subscription Privilege

The Board may determine to eliminate the Over-Subscription Privilege if it considers it to be in the best interest of the Fund to do so. The Board may make that determination at any time, without prior notice to Rights holders or others, up to and including the seventh day following the Expiration Date. If the Over-Subscription Privilege is not eliminated, it will operate as set forth below.

Rights holders who are Record Date Shareholders are entitled to subscribe for additional common shares at the same Subscription Price pursuant to the Over-Subscription Privilege, subject to certain limitations and subject to allotment.

Record Date Shareholders who fully exercise all Rights initially issued to them are entitled to buy those common shares that were not purchased by other Rights holders at the same Subscription Price. If enough over-subscription shares are available, all such requests will be honored in full. If the requests for Over-Subscription Shares exceed the over-subscription shares available, the available Over-Subscription Shares will be allocated pro rata among those fully exercising Record Date Shareholders who over-subscribe based on the number of Rights originally issued to them by the Fund. Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment.

Record Date Shareholders who are fully exercising their Rights during the Subscription Period should indicate, on the Subscription Certificate that they submit with respect to the exercise of the Rights issued to them, how many common shares they are willing to acquire pursuant to the Over-Subscription Privilege. Rights acquired in the secondary market may not participate in the Over-Subscription Privilege.

To the extent sufficient common shares are not available to fulfill all over-subscription requests, the excess shares will be allocated pro rata among those Record Date Shareholders who over-subscribe based on the number of common shares owned on the Record Date. The allocation process may involve a series of allocations in order to assure that the total number of common shares available for over-subscriptions is distributed on a pro rata basis.

The formula to be used in allocating the Excess Shares is as follows: (shareholder’s Record Date share position divided by total record date position of all over-subscribers) multiplied by Excess Shares remaining.

Banks, broker-dealers, trustees and other nominee holders of Rights will be required to certify to the Subscription Agent, before any Over-Subscription Privilege may be exercised with respect to any particular beneficial owner, as to the aggregate number of Rights exercised during the Subscription Period and the number of common shares subscribed for pursuant to the Over-Subscription Privilege by such beneficial owner and that such beneficial owner’s subscription was exercised in full. Nominee holder over-subscription forms and beneficial owner certification forms will be distributed to banks, broker-dealers, trustees and other nominee holders of rights with the Subscription Certificates. Nominees should also notify holders purchasing Rights in the secondary market that such Rights may not participate in the Over-Subscription Privilege.

The Fund will not offer or sell any common shares that are not subscribed for during the Subscription Period or pursuant to the Over-Subscription Privilege.

The Subscription Price

The Subscription Price will be determined based upon a formula equal to ___________________. Market price per common share will be determined based on the average of the last reported sales prices of a common share on the New York Stock Exchange for the five trading days preceding the Expiration Date (not including sales price on the Expiration Date). Based on reported net asset value and market price per common share as of March ___, 2018, the Subscription Price would be $___ per share (the “estimated Subscription Price”).

Because the expiration date of the Subscription Period will be April ____, 2018 (unless the Fund extends the Subscription Period), Rights holders may not know the Subscription Price at the time of exercise and will be required initially to pay for both the common shares subscribed for pursuant to the Primary Subscription (i.e., the Rights to acquire new common shares during the Subscription Period) and, if eligible, any additional common shares subscribed for pursuant to the Over-Subscription Privilege at the Subscription Price and, except in limited circumstances, will not be able to rescind their subscription.

The Fund announced the Offer on ___, 2018. The net asset value per common share at the close of business on ___, 2018 was $___. The last reported sale price of a common share on the New York Stock Exchange on that date was $___, representing a ___% [premium/discount] in relation to the then-current net asset value per common share and in relation to the estimated Subscription Price.

Common shares of the Fund, as a closed-end fund, can trade at a discount to net asset value. Upon expiration of the Offer, common shares will be issued at a price below net asset value per share.

Sales by Subscription Agent

Holders of Rights who are unable or do not wish to exercise any or all of their Rights may instruct the Subscription Agent to sell any unexercised Rights. The Subscription Certificates representing the Rights to be sold by the Subscription Agent must be received on or before April ___, 2018, the fifth business day before the Expiration Date. Upon the timely receipt of the appropriate instructions to sell Rights, the Subscription Agent will use its best efforts to complete the sale and will remit the proceeds of sale, net of commissions, to the holders. The Subscription Agent will also attempt to sell any Rights (i) a Rights holder is unable to exercise because the Rights represent the right to subscribe for less than one new common share or (ii) attributable to shareholders whose record addresses are outside the United States or who have an APO or FPO address.

If the Rights can be sold, sales of the Rights will be deemed to have been effected at the weighted average price received by the Subscription Agent on the day such Rights are sold, less any applicable brokerage commissions, taxes and other expenses. The selling Rights holder will pay all brokerage commissions incurred by the Subscription Agent.

The Subscription Agent will automatically attempt to sell any unexercised Rights that remain unclaimed as a result of Subscription Certificates being returned by the postal authorities as undeliverable as of the fifth Business Day prior to the Expiration Date. These sales will be made net of commissions on behalf of the nonclaiming Rights holders. Proceeds from those sales will be held by the Fund’s transfer agent, for the account of the nonclaiming Rights holder until the proceeds are either claimed or escheated. There can be no assurance that the Subscription Agent will be able to complete the sale of any of these Rights and neither the Fund nor the Subscription Agent has guaranteed any minimum sales price for the Rights. All of these Rights will be sold at the market price, if any, through an exchange or market trading the Rights.

Common shareholders are urged to obtain a recent trading price for the Rights on the New York Stock Exchange from their broker, bank, financial advisor or the financial press.

Method of Transferring Rights

The value of the Rights, if any, will be reflected by the market price. Rights may be sold by individual holders or may be submitted to the Subscription Agent for sale. Any Rights submitted to the Subscription Agent for sale must be received by the Subscription Agent on or before April ___, 2018, five Business Days prior to the completion of the Subscription Period, due to normal settlement procedures.

Rights that are sold will not confer any right to acquire any common shares in the Over-Subscription, and any Record Date Shareholder who sells any Rights will not be eligible to participate in the Over-Subscription with respect to the Rights sold.

The Rights evidenced by a single Subscription Certificate may be transferred in whole by endorsing the Subscription Certificate for transfer in accordance with the accompanying instructions. A portion of the Rights evidenced by a single Subscription Certificate (but not fractional Rights) may be transferred by delivering to the Subscription Agent a Subscription Certificate properly endorsed for transfer, with instructions to register the portion of the Rights evidenced thereby in the name of the transferee (and to issue a new Subscription Certificate to the transferee evidencing the transferred Rights). In this event, a new Subscription Certificate evidencing the balance of the Rights will be issued to the Rights holder or, if the Rights holder so instructs, to an additional transferee.

Holders wishing to transfer all or a portion of their Rights (but not fractional Rights) should allow at least five Business Days prior to the Expiration Date for (i) the transfer instructions to be received and processed by the Subscription Agent, (ii) a new Subscription Certificate to be issued and transmitted to the transferee or transferees with respect to transferred Rights, and to the transferor with respect to retained Rights, if any, and (iii) the Rights evidenced by the new Subscription Certificates to be exercised or sold by the recipients thereof. Neither the Fund nor the Subscription Agent shall have any liability to a transferee or transferor of Rights if Subscription Certificates are not received in time for exercise or sale prior to the Expiration Date.

Except for the fees charged by the Subscription Agent (which will be paid by the Fund as described below), all commissions, fees and other expenses (including brokerage commissions and transfer taxes) incurred in connection with the purchase, sale or exercise of Rights will be for the account of the transferor of the Rights, and none of these commissions, fees or expenses will be paid by the Fund or the Subscription Agent.

The Fund anticipates that the Rights will be eligible for transfer through, and that the exercise of the Offer may be effected through, the facilities of DTC.

Expiration of the Offer

The Offer will expire at 5:00 p.m., Eastern Time, on April ___, 2018, unless extended by the Fund (the “Expiration Date”). Rights will expire on the Expiration Date and thereafter may not be exercised.

Subscription Agent

The Subscription Agent is [Computershare]. The Subscription Agent will receive from the Fund an amount estimated to be $______, comprising the fee for its services and the reimbursement for certain expenses related to the Offer.

Information Agent

INQUIRIES BY ALL HOLDERS OF RIGHTS SHOULD BE DIRECTED TO: THE INFORMATION AGENT, ___, TOLL-FREE AT ___ OR PLEASE SEND WRITTEN REQUEST TO: ___; HOLDERS MAY ALSO CONSULT THEIR BROKERS OR NOMINEES.

Marketing Services

[The Fund has engaged ALPS, the Fund’s administrator, to assist with marketing services for the Offer. ALPS will not receive any additional fees with respect to such services.]

Method of Exercising Rights

Rights may be exercised by completing and signing the reverse side of the Subscription Certificate and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment for the Shares as described below under “Payment for Shares.” Rights may also be exercised through a Rights holder’s broker, who may charge the Rights holder a servicing fee in connection with such exercise.

Completed Subscription Certificates must be received by the Subscription Agent prior to 5:00 p.m. Eastern Time, on the Expiration Date (unless payment is effected by means of a notice of guaranteed delivery as described below under “Payment for Shares”). The Subscription Certificate and payment should be delivered to the Subscription Agent at the following addresses:

If By Mail:	Computershare Trust Company, N.A. Attn: Corporate Actions Voluntary Offer P.O. Box 43011 Providence, RI 02940-3011

If By Overnight Courier:	Computershare Trust Company, N.A. Attn: Corporate Actions Voluntary Offer 250 Royall Street Suite V Canton, MA 02021

Payment for Shares

Holders of Rights who acquire common shares on Primary Subscription or pursuant to the Over-Subscription Privilege may choose between the following methods of payment:

(1)	A subscription will be accepted by the Subscription Agent if, prior to 5:00 p.m., Eastern Time, on the Expiration Date, the Subscription Agent has received a written notice of guaranteed delivery from a bank, a trust company, or a New York Stock Exchange member, guaranteeing delivery of: (i) payment for the common shares subscribed for in the Primary Subscription and additional common shares subscribed for pursuant to the Over-Subscription Privilege to the Subscription Agent based on the Subscription Price, and (ii) a properly completed and executed Subscription Certificate.

The Subscription Agent will not honor a notice of guaranteed delivery if a properly completed and executed Subscription Certificate and full payment is not received by the Subscription Agent by the close of business on the third Business Day after the Expiration Date. The notice of guaranteed delivery may be delivered to the Subscription Agent in the same manner as Subscription Certificates at the addresses set forth above, or may be transmitted to the Subscription Agent by facsimile transmission to fax number ___; telephone number to confirm receipt ___.

(2)	Alternatively, a holder of Rights can send the Subscription Certificate together with payment in the form of a personal check drawn upon a U.S. bank payable to the Subscription Agent. To be accepted, the payment, together with the executed Subscription Certificate, must be received by the Subscription Agent at the addresses noted above prior to 5:00 p.m., Eastern Time, on the Expiration Date. The Subscription Agent will deposit all checks received by it prior to the Expiration Date into a segregated account pending proration and distribution of the common shares issued pursuant to the Offer. The Subscription Agent will not accept cash as a means of payment for common shares issued pursuant to the Offer.

EXCEPT AS OTHERWISE SET FORTH BELOW, A PAYMENT PURSUANT TO THIS METHOD MUST BE IN UNITED STATES DOLLARS BY PERSONAL CHECK DRAWN UPON A U.S. BANK, MUST BE PAYABLE TO THE SUBSCRIPTION AGENT, [COMPUTERSHARE], AND MUST ACCOMPANY AN EXECUTED SUBSCRIPTION CERTIFICATE TO BE ACCEPTED.

If the aggregate Subscription Price paid by a Record Date Shareholder is insufficient to purchase the number of common shares that the holder indicates are being subscribed for, or if a Record Date Shareholder does not specify the number of common shares to be purchased, then the Record Date Shareholder will be deemed to have exercised first, the Primary Subscription Rights (if not already fully exercised) and second, the Over-Subscription Privilege to the full extent of the payment tendered. If the aggregate Subscription Price paid by such holder is greater than the common shares he has indicated an intention to subscribe, then the Rights holder will be deemed to have exercised first, the Primary Subscription Rights (if not already fully subscribed) and second, the Over-Subscription Privilege to the full extent of the excess payment tendered.

Any payment required from a holder of Rights must be received by the Subscription Agent by the Expiration Date, or if the Rights holder has elected to make payment by means of a notice of guaranteed delivery, on the third Business Day after the Expiration Date. Whichever of the two methods of payment described above is used, issuance and delivery of the common shares purchased are subject to collection of checks and actual payment pursuant to any notice of guaranteed delivery.

Within ten Business Days following the Expiration Date, a confirmation will be sent by the Subscription Agent to each holder of Rights (or, if the common shares are held by Cede or any other depository or nominee, to Cede or such other depository or nominee), showing (i) the number of common shares acquired pursuant to the Primary Subscription, (ii) the number of Excess Shares, if any, acquired pursuant to the Over-Subscription Privilege, (iii) the per common share and total purchase price for the common shares and (iv) any excess to be refunded by the Fund to such holder as a result of payment for common shares pursuant to the Over-Subscription Privilege which the holder is not acquiring.

Any payment required from a holder of Rights must be received by the Subscription Agent on the Expiration Date, or if the Rights holder has elected to make payment by means of a notice of guaranteed delivery, on the third Business Day after the Expiration Date. Any excess payment to be refunded by the Fund to a holder of Rights, or to be paid to a holder of Rights as a result of sales of Rights on his behalf by the Subscription Agent or exercises by Record Date Shareholders of their Over-Subscription Privileges, will be mailed by the Subscription Agent to the holder within ten Business Days after the Expiration Date. If any Rights holder exercises its right to acquire Shares pursuant to the Over-Subscription Privilege, any excess payment which would otherwise be refunded to the Rights holder will be applied by the Fund toward payment for common shares acquired pursuant to exercise of the Over-Subscription Privilege, if any.

A Rights holder will have no right to rescind a purchase after the Subscription Agent has received payment either by means of a notice of guaranteed delivery or a check.

If a holder of Rights who acquires common shares pursuant to the Primary Subscription or the Over-Subscription Privilege does not make payment of any amounts due, the Fund reserves the right to take any or all of the following actions: (i) find other purchasers for such subscribed-for and unpaid-for common shares; (ii) apply any payment actually received by it toward the purchase of the greatest whole number of common shares which could be acquired by such holder upon exercise of the Primary Subscription or the Over-Subscription Privilege; (iii) sell all or a portion of the common shares purchased by the holder, in the open market, and apply the proceeds to the amounts owed; and (iv) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set off against payments actually received by it with respect to such subscribed common shares and to enforce the relevant guaranty of payment.

Nominees who hold common shares for the account of others, such as brokers, dealers or depositories for securities, should notify the respective beneficial owners of the common shares as soon as possible to ascertain such beneficial owners’ intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the record holder of the Rights should complete Subscription Certificates and submit them to the Subscription Agent with the proper payment. In addition, beneficial owners of common shares or Rights held through such a nominee should contact the nominee and request the nominee to effect transactions in accordance with the beneficial owner’s instructions. Banks, broker-dealers and trust companies that hold common shares for the accounts of others are advised to notify those persons that purchase Rights in the secondary market that such Rights may not participate in the Over-Subscription Privilege.

THE INSTRUCTIONS ACCOMPANYING THE SUBSCRIPTION CERTIFICATES SHOULD BE READ CAREFULLY AND FOLLOWED IN DETAIL. DO NOT SEND SUBSCRIPTION CERTIFICATES TO THE FUND.

The method of delivery of Subscription Certificates and payment of the aggregate Subscription Price to the Subscription Agent will be at the election and risk of the Rights holders, but, if sent by mail, it is recommended that the certificates and payments be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the Subscription Agent and clearance of payment prior to 5:00 p.m., Eastern Time, on the Expiration Date. Because uncertified personal checks may take at least five Business Days or more to clear, you are strongly urged to pay, or arrange for payment, by means of a certified bank check drawn off a personal bank account. Payments by cashier’s check or money order will not be accepted.

All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding. The Fund, in its sole discretion, may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund determines in its sole discretion. Neither the Fund nor the Subscription Agent will be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

Rights holders who have exercised their rights will have no right to rescind their subscription after receipt by the subscription agent of the completed Subscription Certificate together with payment for common shares, except as described under “Notice of Net Asset Value Decline.”

Foreign Restrictions

Subscription Certificates will only be mailed to Record Date Shareholders whose addresses are within the United States (other than an APO or FPO address). Record Date Shareholders whose addresses are outside the United States or who have an APO or FPO address and who wish to subscribe to the Offer either in part or in full should contact the Subscription Agent in writing or by recorded telephone conversation no later than five Business Days prior to the Expiration Date. The Fund will determine whether the Offer may be made to any such Record Date Shareholder. If the Subscription Agent has received no instruction by the fifth Business Day prior to the Expiration Date or the Fund has determined that the Offer may not be made to a particular shareholder, the Subscription Agent will attempt to sell all of such shareholder’s Rights and remit the net proceeds, if any, to such shareholder. If the Rights can be sold, sales of these Rights will be deemed to have been effected at the weighted average price received by the Subscription Agent on the day the Rights are sold, less any applicable brokerage commissions, taxes and other expenses.

Notice of Net Asset Value Decline

In accordance with SEC regulatory requirements, the Fund has undertaken to suspend the Offer until the Fund amends this Prospectus if, after the effective date of the Fund’s registration statement relating to this Offer, the Fund’s net asset value declines more than 10% from the Fund’s net asset value as of that date. If this occurs, the Expiration Date will be extended and the Fund will notify Record Date Shareholders of the decline and permit them to cancel their exercise of Rights.

Certain United States Federal Income Tax Consequences

The following is a general summary of the material U.S. federal income tax consequences of the Offer that are generally applicable to Record Date Shareholders who are “United States persons” within the meaning of the Internal Revenue Code of 1986, as amended (the “Code”). This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to Record Date Shareholders in light of their particular circumstances. In addition, this discussion applies only to Record Date Shareholders that hold their “Old Common Shares” (as defined below), and will hold the Rights received, as capital assets for U.S. federal income tax purposes. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations (possibly with retroactive effect). This discussion does not represent a detailed description of the U.S. federal income tax consequences relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, investors in pass-through entities, persons whose “functional currency” is not the U.S. dollar, tax-exempt organizations, dealers in securities or currencies, traders in securities or commodities that elect mark to market treatment, or persons that hold their Old Common Shares, or will hold the Rights received, as a position in a “straddle,” “hedge” or as part of a “constructive sale” for U.S. federal income tax purposes. In addition, this discussion does not address the application of the Medicare tax on net investment income or the U.S. federal alternative minimum tax. Record Date Shareholders should consult their tax advisors regarding the tax consequences, including U.S. federal, state, local, foreign or other tax consequences, relevant to their particular circumstances.

The receipt of the Rights by Record Date Shareholders will generally not be a taxable event for U.S. federal income tax purposes.

Except as described in the following sentence, the basis of a Right issued to a Record Date Shareholder will be zero, and the basis of the common share with respect to which the Right was issued (the “Old Common Share”) will remain unchanged. The Record Date Shareholder is, however, required to allocate the basis of its Old Common Shares between the Old Common Shares and the Rights received in respect thereof in proportion to their respective fair market values on the date of distribution if (i) either (a) the fair market value of the Rights on the date of distribution is at least 15% of the fair market value on such date of the Old Common Shares with respect to which the Rights were issued, or (b) the Record Date Shareholder affirmatively elects (in the manner set out in Treasury regulations) to allocate to the Rights a portion of the basis of the Old Common Shares and (ii) the Rights do not expire unexercised in the hands of the Record Date Shareholder (i.e., the Record Date Shareholder either exercises or sells the Rights following their issuance).

No loss will be recognized by a Record Date Shareholder if a Right distributed to such Record Date Shareholder expires unexercised in the hands of such Record Date Shareholder.

Any gain or loss on the sale of a Right will generally be a capital gain or loss and will generally be a long-term capital gain or loss if the holding period of the Right exceeds (or is deemed to exceed) one year. For non-corporate taxpayers, long-term capital gains are currently eligible for reduced rates of taxation. The deductibility of capital losses is subject to limitation. The holding period of a Right issued to a Record Date Shareholder will include the holding period of the Old Common Share with respect to which the Right was issued.

No gain or loss will be recognized by a Rights holder upon the exercise of the Rights, and the basis of any shares acquired upon exercise of the Rights (the “New Common Shares”) will equal the sum of the basis, if any, of the Rights exercised in respect thereof and the subscription price for the New Common Shares. The holding period for the New Common Shares will generally begin on the date of exercise of the Rights.

You should consult a tax advisor regarding the U.S. federal tax consequences of acquiring, holding, disposing of and exercising Rights, and of allowing Rights to expire, in your particular circumstances, as well as any tax consequences that may arise under the laws of any state, local or foreign taxing jurisdiction.

Certain Employee Plan Considerations

The Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and the Code contain certain fiduciary responsibility and prohibited transaction provisions applicable to holders that are “benefit plan investors” within the meaning of Section 3(42) of ERISA and the regulations thereunder (each, a “Benefit Plan” and collectively, “Benefit Plans”), which term is defined to include employee benefit plans subject to Title I of ERISA and/or Section 4975 of the Code, such as corporate pension plans, 401(k) plans, Keogh plans of self-employed individuals, individual retirement accounts (“IRA”) and entities whose underlying assets are considered to include plan assets of any such plan . Due to the complexity of these rules and the penalties for noncompliance, fiduciaries of Benefit Plans and other retirement plans should consult with their counsel and advisors regarding the consequences of their exercise or transfer of Rights under ERISA and the Code.

As described above, existing shareholders who do not fully exercise their Rights will, at the completion of the Offer, own a smaller proportional interest in the Fund than they owned prior to the Offer. The exercise of Rights will require the future funding of cash. See “The Offer—The Subscription Price.” Benefit Plans should be aware that additional contributions of cash to the Benefit Plan necessary in order to fund the exercise of Rights may be treated as Benefit Plan contributions and, particularly when taken together with contributions previously made, may result in issues under the rules governing contributions and reductions, and give rise to possible excise taxes. For example, in the case of Benefit Plans qualified under Section 401(a) of the Code, and certain other retirement plans, additional cash contributions could cause the maximum contribution limitations of Section 415 of the Code and other qualification rules to be violated. Benefit Plans contemplating making additional cash contributions to the Benefit Plan to fund the exercise of Rights should consult with their counsel prior to making such contributions. There may also be reportable distributions, and other adverse tax and ERISA consequences, if Rights are sold or transferred by a Benefit Plan. If any portion of an IRA is used as security for a loan, the portion so used could be treated as distributed to the IRA depositor, and other adverse consequences could arise.

Additional special issues may arise in the case of any Benefit Plan sponsored or maintained by the Fund or any affiliate thereof.

The Fund does not intend to and cannot act as a fiduciary under ERISA or the Code with respect to any Benefit Plan’s decision to exercise Rights, and this prospectus is not, and does not purport to be a recommendation by the Fund that a Benefit Plan exercise Rights, and the Fund expressly recommends that you consider the investment in light of applicable rules relating to Benefit Plan investments, including obtaining the services of an independent fiduciary.

Neither the Fund or any Relevant Entity (defined below) has provided or will provide: (i) impartial investment advice or recommendations or (ii) advice or recommendations in a fiduciary capacity with respect to any Benefit Plan’s decision to exercise Rights. Under no circumstances should any written or oral communication regarding the Fund be construed as impartial investment advice or a recommendation, advice or a recommendation in a fiduciary capacity, or an undertaking to provide any such advice or recommendation with respect to any Benefit Plan’s interest in any common shares.

The Relevant Entities will receive fees or other compensation as a result of a Benefit Plan’s investment or retention of common, and thus has a financial interest in a Benefit Plan investing in or remaining invested in such common shares that would preclude it from giving any impartial investment advice or recommendations with respect to such decisions. The nature and extent of such financial interests are further described in this prospectus.

In addition, by exercising Rights, each Benefit Plan will be considered to have acknowledged and represented (which acknowledgment and representation will be deemed repeated and reaffirmed on each day the Benefit Plan holds any common shares):

(1)	Neither the Fund, the Adviser, GSO, Blackstone, or any of their respective affiliates (collectively, the “Relevant Entities”) has been relied upon for any advice with respect to the Benefit Plan’s decision to exercise Rights, purchase or hold any common shares and none of the Relevant Entities shall at any time be relied upon as the Benefit Plan’s fiduciary with respect to any decision exercise Rights, to purchase, continue to hold, transfer, vote or provide any consent with respect to any such shares;

(2)	The Benefit Plan is aware of and acknowledges that (a) none of the Relevant Entities is undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the exercise of Rights, (b) the Relevant Entities have a financial interest in the Benefit Plan’s investment in common shares on account of the fees and other compensation they expect to receive in connection with their relationships with the Fund, as disclosed in this prospectus and (c) any such fees and any distributions received by any Relevant Entity do not constitute fees rendered for the provision of investment advice to a Benefit Plan; and

(3)	The Benefit Plan’s decision to exercise Rights has been made at the recommendation or direction of a fiduciary (an “Independent Fiduciary”) who:

(a)	is independent of the Relevant Entities;

(b)	is capable of evaluating investment risks independently, both in general and with respect to particular transactions and investment strategies contemplated in this prospectus;

(c)	is a fiduciary (under ERISA and/or Section 4975 of the Code) with respect to the Benefit Plan’s investment in the Fund and any related transactions and is responsible for exercising independent judgment in evaluating the Benefit Plan’s investment in the Fund and any related transactions; and

(d)	is either: (A) a bank as defined in Section 202 of the U.S. Investment Advisers Act of 1940, as amended (the “Advisers Act”) or similar institution that is regulated and supervised and subject to periodic examination by a state or federal agency of the United States; (B) an insurance carrier which is qualified under the laws of more than one state of the United States to perform the services of managing, acquiring or disposing of assets of a Benefit Plan; (C) an investment adviser registered under the Advisers Act or, if not registered as an investment adviser under the Advisers Act by reason of paragraph (1) of Section 203A of the Advisers Act, is registered as an investment adviser under the laws of the state (referred to in such paragraph (1)) in which it maintains its principal office and place of business; (D) a broker dealer registered under the Exchange Act; and/or (E) a fiduciary that holds or has under management or control total assets of at least $50 million.

Notwithstanding the foregoing, any Benefit Plan investor which is an IRA that is not represented by an Independent Fiduciary shall not be deemed to have made the representation in paragraph 3(d) above

ERISA contains fiduciary responsibility requirements, and ERISA and the Code contain prohibited transaction rules, that may impact the exercise or transfer of Rights. Due to the complexity of these rules and the penalties for noncompliance, Benefit Plans should consult with their counsel and other advisors regarding the consequences of their exercise or transfer of Rights under ERISA and the Code.

USE OF PROCEEDS

The Fund estimates the net proceeds of the Offer to be $___, based on the estimated Subscription Price per common share of $___, assuming all Primary Subscription Shares offered are sold and that the expenses related to the Offer estimated at approximately $___ are paid.

The Fund will invest the net proceeds of Offer in accordance with the Fund’s investment objectives and policies. Pending the investment of the proceeds pursuant to the Fund’s investment objectives and policies, the Fund may invest a portion of the proceeds of the offering, which may be a substantial portion, in short-term, high quality debt securities, money market securities, cash or cash equivalents.

THE FUND

The Fund is a diversified, closed-end management investment company registered under the Investment Company Act. The Fund was organized as a Delaware statutory trust on March 4, 2010 pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware. The Fund’s principal office is located at 345 Park Avenue, 31st Floor, New York, NY 10154, and its telephone number is (877) 876-1121.

On November 17, 2017, shareholders approved extending the term of the Fund by two years by changing the Fund’s scheduled dissolution date from May 31, 2020 to May 31, 2022. On or about May 31, 2022, the Fund will be dissolved, absent any further extension approved by shareholders. Upon dissolution, the Fund will distribute substantially all of its net assets to common shareholders, after making appropriate provision for any liabilities of the Fund. Investors may receive more or less than their original investment upon dissolution. See “Certain Provisions in the Agreement and Declaration of Trust.”

THE FUND’S INVESTMENTS

Investment Objectives

The Fund’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. There can be no assurance that the Fund will achieve its investment objectives. Under normal market conditions, the Adviser expects the Fund to maintain an average duration of less than one year (including the effect of anticipated leverage).

The Fund will pursue its objectives by investing primarily in Senior Loans. Senior Loans are made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities which operate in various industries and geographical regions. Senior Loans pay interest at rates which are determined periodically by reference to a base lending rate, primarily LIBOR, plus a premium.

Investment Strategies

Under normal market conditions, at least 80% of the Fund’s Managed Assets will be invested in Senior Loans. This policy is not fundamental and may be changed by the board of trustees of the Fund with at least 60 days’ written notice to shareholders. Borrowers take out Senior Loans to refinance existing debt and for acquisitions, dividends, leveraged buyouts, and general corporate purposes.

Senior Loans typically are of below investment grade quality. Below investment grade quality securities (including Senior Loans) are those that, at the time of investment, are rated Ba1 or lower by Moody’s and BB+ or lower by S&P or Fitch, or if unrated are determined by the Adviser to be of comparable quality. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to an issuer’s capacity to pay interest and repay principal.

The Fund’s policy of investing, under normal market conditions, at least 80% of its Managed Assets in Senior Loans is not considered to be fundamental by the Fund and can be changed without a vote of the shareholders. However, this policy may only be changed by the Fund’s board of trustees following the provision of 60 days prior written notice to shareholders.

The Fund may invest up to 20% of its Managed Assets in (i) loan interests that are not secured by any collateral of the Borrower, (ii) loan interests that have a lower than first lien priority on collateral of the Borrower, (iii) other income producing securities (including, without limitation, U.S. government debt securities and investment and non-investment grade, subordinated and unsubordinated corporate debt securities), (iv) warrants and equity securities issued by a Borrower or its affiliates as part of a package of investments in the Borrower or its affiliates and (v) structured products (including, without limitation, collateralized loan obligations, credit linked notes and derivatives, including credit derivatives).

The Fund may invest in debt securities, including Senior Loans, of any credit quality, maturity and duration. The Fund may invest in U.S. dollar and non-U.S. dollar denominated securities of issuers located anywhere in the world, and of issuers that operate in any industry. The Fund may also invest in swaps, including single name credit default swaps, single name loan credit default swaps, total return swaps, interest rate swaps and foreign currency swaps.

During temporary defensive periods or in order to keep the Fund’s cash fully invested, including during the period when the net proceeds of the offering of common shares are being invested, the Fund may deviate from its investment policies and objectives. During such periods, the Fund may invest all or a portion of assets in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the Treasury or by U.S. government agencies or instrumentalities; non-U.S. government securities which have received the highest investment grade credit rating, certificates of deposit issued against funds deposited in a bank or a savings and loan association; commercial paper; bankers’ acceptances; bank time deposits; shares of money market funds; credit linked notes; repurchase agreements with respect to any of the foregoing; or any other fixed income securities that the Adviser considers consistent with this strategy. It is impossible to predict when, or for how long, the Fund will use these alternative strategies. There can be no assurance that such strategies will be successful. See “The Fund’s Investments—Portfolio Composition—Temporary Strategies; Invest-Up Period; Dissolution” in this prospectus and “Investment Policies and Techniques” in the Fund’s SAI.

Under normal market conditions, the Adviser expects to maintain an average duration of less than one year (including the effect of anticipated leverage). In comparison to maturity (which is the date on which a debt instrument ceases and the issuer is obligated to repay the principal amount), duration is a measure of the price volatility of a debt instrument as a result of changes in market rates of interest, based on the weighted average timing of the instrument’s expected principal and interest payments. Duration differs from maturity in that it considers a security’s yield, coupon payments, principal payments and call features in addition to the amount of time until the security finally matures. As the value of a security changes over time, so will its duration. Prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. In general, a portfolio of securities with a longer duration can be expected to be more sensitive to interest rate changes than a portfolio with a shorter duration.

The Fund may utilize leverage in an aggregate amount of up to 33 1/3% of its Managed Assets at the time the leverage is incurred in order to buy additional securities. The Fund may also borrow for temporary, emergency or other purposes as permitted under the Investment Company Act.

If the rate of return, after the payment of applicable expenses of the Fund, on the securities purchased by the Fund is greater than the interest paid by the Fund on its borrowed money, the excess income may be used to pay higher dividends to holders of common shares. However, the Fund cannot assure you that the use of leverage will result in a higher yield on the common shares.

When leverage is employed, the net asset value and market price of the common shares and the yield to holders of common shares will be more volatile. During periods when the Fund is using leverage the fees paid to the Adviser for advisory services and to ALPS for administrative service will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s Managed Assets, which includes the assets attributable to money borrowed for investment purposes. As such, the Adviser may have a financial incentive to increase the Fund’s use of leverage, which constitutes an inherent conflict of interest. See “Leverage,” “Risks—Leverage Risk” and “Description of Shares—Preferred Shares.”

Portfolio Composition

The Fund’s portfolio will be composed principally of the following investments. A more detailed description of the Fund’s investment policies and restrictions and more detailed information about the Fund’s portfolio investments are contained in the SAI.

Senior Loans

Senior Loans hold the most senior position in the capital structure of the Borrower, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower. The proceeds of Senior Loans primarily are used to refinance existing debt and for acquisitions, dividends, leveraged buyouts, and general corporate purposes.

Senior Loans typically have rates of interest which are determined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. As a result, as short-term interest rates increase, interest payable to the Fund from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in Senior Loans should decrease. Longer interest rate reset periods generally increase fluctuations in the Fund’s net asset value as a result of changes in market interest rates. These base lending rates are primarily LIBOR and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders.

Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. The collateral securing a Senior Loan may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower. If interest were required to be refunded, it could negatively affect the Fund’s performance.

Senior Loans may not be rated by a rating agency. The amount of public information available with respect to Senior Loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. To the extent that they are rated by a rating agency, many of the Senior Loans in which the Fund will invest will have been assigned below investment grade ratings by independent rating agencies. In the event Senior Loans are not rated, they are likely to be the equivalent of below investment grade quality. The Adviser does not view ratings as the determinative factor in their investment decisions and rely more upon their credit analysis abilities than upon ratings.

Senior Loans are not registered with the SEC, or any state securities commission, and are not listed on any national securities exchange. There is less readily available or reliable information about most Senior Loans than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act or registered under the Exchange Act. No active trading market may exist for some Senior Loans, and some loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the Fund’s net asset value. In addition, the Fund may not be able to readily dispose of its Senior Loans at prices that approximate those at which the Fund could sell such loans if they were more widely-traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. During periods of limited supply and liquidity of Senior Loans, the Fund’s yield may be lower. See “Risks—Liquidity Risk” and “Risks—Senior Loans Risk.”

The floating or variable rate feature of Senior Loans is a significant difference from typical fixed-income investments that carry significant interest rate risk. The Fund can normally be expected to have less significant interest rate-related fluctuations in its net asset value per share than investment companies investing primarily in fixed income securities (other than money market funds and some short term bond funds). When interest rates decline, the value of a fixed income portfolio can normally be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can normally be expected to decline. Although the income available to the Fund will vary, the Adviser expects the Fund’s policy of acquiring interests in floating rate Senior Loans may minimize fluctuations in net asset value of the Fund resulting from changes in market interest rates. However, because floating or variable rates on Senior Loans only reset periodically, changes in prevailing interest rates can be expected to cause some fluctuations in the Fund’s net asset value. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Fund’s net asset value. A material decline in the Fund’s net asset value may impair the Fund’s ability to maintain required levels of asset coverage. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can reduce the value of Senior Loans and other debt obligations, impairing the Fund’s net asset value.

The Fund may purchase and retain in its portfolio Senior Loans where the Borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy court proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation, although they also will be subject to greater risk of loss. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior credit securities in exchange for all or a portion of a Senior Loan.

Direct Assignments. The Fund may purchase Senior Loans on a direct assignment basis. If the Fund purchases a Senior Loan on direct assignment, it typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. Investments in Senior Loans on a direct assignment basis may involve additional risks to the Fund. For example, if such loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

Loan Participations. The Fund may also purchase, without limitation, participations in Senior Loans. The participation by the Fund in a lender’s portion of a Senior Loan typically will result in the Fund having a contractual relationship only with such lender, not with the Borrower. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by such lender of payments from the Borrower. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participations in a loan to a Borrower, and generally are offered by banks, other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the Fund assumes the credit risk of both the Borrower and the institution that sells the participation. The participation interests in which the Fund intends to invest may not be rated by any rating agency.

The Adviser may use an independent pricing service or prices provided by dealers to value loans and other credit securities at their market value. The Adviser will use the fair value method to value Senior Loans or other securities if market quotations for them are not readily available or are deemed unreliable. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures.

Pre-Funded Letter of Credit Loans. The Fund may purchase participations in prefunded letter of credit loans (a “prefunded L/C loan”). A prefunded L/C loan is a facility created by the Borrower in conjunction with the agent bank as issuer of a loan, and the prefunded L/C loan is backed by letters of credit (each letter, an “L/C”). Each participant in a prefunded L/C loan (sometimes referred to as a funded letter of credit facility) fully funds its commitment amount to the agent bank for the facility. The funds are invested by the agent bank and held solely to satisfy a prefunded L/C loan lender’s obligation to the agent bank under the facility. The funds paid by the lenders are invested by the agent bank in deposits that pay interest, usually approximating a benchmark rate, such as LIBOR, which goes to the Borrower. Generally, the Borrower, via the agent bank, pays the lenders an interest rate, equivalent to the fully drawn spread plus the benchmark rate, usually LIBOR. The funds are returned to the lender upon termination of the prefunded L/C loan (and upon satisfaction of all obligations). Under the terms of the prefunded L/C loan agreement, a lender may sell and assign all or a portion of its interest in the loan to another lender so long as the other lender is eligible and agrees to the terms and conditions of the prefunded L/C loan agreement.

When the Borrower needs funds, it may draw against the prefunded L/C loan and the agent bank makes payment to the Borrower by withdrawing some of the amount invested as deposits. Consequently, the lenders do not have to advance any additional funds at the time the Borrower draws against the prefunded L/C loan facility. The prefunded L/C loan can be structured from the standpoint of the Borrower as either (i) a revolving credit facility, where the Borrower can reborrow, during the term of the loan, moneys it has paid back to the facility during the term of the loan, or (ii) a delayed draw term loan where the Borrower may not reborrow moneys it has repaid to the facility during the term of the loan.

When the Fund purchases a participation in a prefunded L/C loan, the proceeds of the purchase are deposited in a collateral account, which backs an L/C loan by the agent bank to the Borrower to support trade or other financing. The Fund typically receives interest on the cash collateral account equal to LIBOR. In addition, the Fund may also receive a fee, typically similar to the spread paid on the Borrower’s institutional loan. Participations by the Fund in a prefunded L/C loan typically will result in the Fund having a contractual relationship only with the agent bank, not with the Borrower. As a result, the Fund may have the right to receive interest, fees and any repayments, if any, to which it is entitled only from the agent bank selling the participation and only upon receipt by the agent bank of such payments from the Borrower. In connection with purchasing the participation in a prefunded L/C loan, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the prefunded L/C loan. As a result, the Fund may assume the credit risk of both the Borrower and the agent bank selling the participation in a prefunded L/C loan. In the event of the insolvency of the agent bank selling a participation in a prefunded L/C loan, the Fund may be treated as a general creditor of such agent bank. The agent bank will likely conduct its principal business activities in the banking, finance and financial services industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Reserve Open Market Committee’s monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

Subordinated Loans

The Fund may invest in Subordinated Loans, which have the same characteristics as Senior Loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a Subordinated Loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral value would remain for the second priority lien holder and therefore result in a loss of investment to the Fund. Because Subordinated Loans are subordinated and thus lower in priority of payment and/or in priority of lien to Senior Loans, they are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the Borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated Loans generally have greater price volatility than Senior Loans and may be less liquid.

Below Investment Grade Securities

The Fund anticipates that, under current market conditions, a majority of the Fund’s assets, including its investments in Senior Loans, Subordinated Loans and other debt securities, will be invested in securities rated below investment grade, such as those rated Ba1 or lower by Moody’s and BB+ or lower by S&P or Fitch or securities comparably rated by other rating agencies, or in unrated securities determined by the Adviser to be of comparable quality. Securities rated Ba1 or lower by Moody’s are judged to have speculative elements, their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB+ or lower by S&P or Fitch are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Lower grade securities, though higher yielding, are characterized by higher risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities. Adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund’s net asset value.

The prices of credit securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupon of such securities. Accordingly, lower grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with lower grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in the Fund’s relative share price volatility.

Distressed and Defaulted Securities

The Fund may invest in the securities of financially distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. Such investments generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative. In addition to pre-existing outstanding debt obligations of issuers undergoing financial distress, the Fund may also invest in “debtor-in-possession” loans (“DIP Loans”) newly issued in connection with “special situation” restructuring and refinancing transactions. DIP Loans are loans to a debtor-in-possession in a proceeding under the U.S. bankruptcy code that have been approved by the bankruptcy court. DIP Loans are typically fully secured by a lien on the debtor’s otherwise unencumbered assets or secured by a junior lien on the debtor’s encumbered assets (so long as the loan is fully secured based on the most recent current valuation or appraisal report of the debtor). DIP Loans are often required to close with certainty and in a rapid manner in order to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding. The Adviser believes that DIP Loans can offer holders thereof the opportunity to achieve attractive rates of return relative to the risk assumed.

Distressed and defaulted securities generally present the same risks as investment in below investment grade securities. However, in most cases, these risks are of a greater magnitude because of the uncertainties of investing in an issuer undergoing financial distress. As discussed above, an issuer of distressed securities may be in bankruptcy or undergoing some other form of financial restructuring. Interest and/or principle payments on distressed securities may be in default. Distressed securities present a risk of loss of principal value, including potentially a total loss of value. Distressed securities may be highly illiquid and the prices at which distressed securities may be sold may represent a substantial discount to what the Adviser believes to be the ultimate value of such obligations.

Corporate Bonds

The Fund may invest in corporate bonds. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date. The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The value of the intermediate- and longer-term corporate bonds normally fluctuates more in response to changes in interest rates than does the value of shorter-term corporate bonds. The market value of a corporate bond also may be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Non-U.S. Securities

The Fund may invest in Non-U.S. Securities. Some Non-U.S. Securities may be less liquid and more volatile than securities of comparable U.S. issuers. Similarly, there is less volume and liquidity in most foreign securities markets than in the United States and, at times, greater price volatility than in the United States.

Because evidences of ownership of such securities usually are held outside the United States, the Fund will be subject to additional risks if it invests in Non-U.S. Securities, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Because Non-U.S. Securities may trade on days when the Fund’s common shares are not priced, net asset value can change at times when common shares cannot be sold.

Certain of the Fund’s investment in foreign fixed income securities may be denominated in currencies other than the U.S. dollar. To the extent the Fund invests in such instruments, the value of the assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. Generally, the Fund’s currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of the Fund’s currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future currency exchange rates, the Fund is authorized to enter into various currency exchange transactions. See “Risks—Foreign Currency Risk.”

Collateralized Loan Obligations

A CLO is a financing company (generally called a Special Purpose Vehicle or “SPV”), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying CLOs are typically Senior Loans, the assets may also include (i) Subordinated Loans, (ii) debt securities that are rated below investment grade, (iii) debt tranches of other CLOs and (iv) equity securities incidental to investments in Senior Loans. When investing in CLOs, the Fund will not invest in equity tranches, which are the lowest tranche. However, the Fund may invest in lower tranches of CLOs, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO. In addition, the Fund intends to invest in CLOs consisting primarily of individual Senior Loans of Borrowers and not repackaged CLO obligations from other high risk pools. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place at maturity out of the cash flow generated by the collected claims.

Equity Securities

From time to time the Fund also may invest in or hold common stock and other equity securities incident to the purchase or ownership of a Senior Loan or in connection with a reorganization of a Borrower. Investments in equity securities incidental to investment in Senior Loans entail certain risks in addition to those associated with investments in Senior Loans. Common stock represents an equity ownership interest in a company. Historical trends would indicate that common stock is subject to higher levels of volatility and market and issuer-specific risk than debt securities. The value of the equity securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund’s net asset value. In addition, the Fund frequently may possess material non-public information about a Borrower as a result of its ownership of a Senior Loan of a Borrower. Because of prohibitions on trading in securities while in possession of material non-public information, the Fund might be unable to enter into a transaction in a security of the Borrower when it would otherwise be advantageous to do so.

Temporary Strategies; Invest-Up Period; Dissolution

During the period in which the net proceeds of this offering of common shares are being invested or during periods in which the Adviser determines that it is temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so, the Fund may deviate from its investment strategy and invest all or any portion of its assets in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the Treasury or by U.S. government agencies or instrumentalities; non-U.S. government securities which have received the highest investment grade credit rating, certificates of deposit issued against funds deposited in a bank or a savings and loan association; commercial paper; bankers’ acceptances; bank time deposits; shares of money market funds; credit linked notes; repurchase agreements with respect to any of the foregoing; or any other fixed income securities that the Adviser considers consistent with this strategy. It is impossible to predict when, or for how long, the Fund will use these alternative strategies. There can be no assurance that such strategies will be successful.

On November 17, 2017, shareholders approved extending the term of the Fund by two years by changing the Fund’s scheduled dissolution date from May 31, 2020 to May 31, 2022, although the board of trustees of the Fund may choose to dissolve the Fund prior to this date. As the Fund approaches its dissolution date, the portfolio composition of the Fund may change as more of its Senior Loans mature or are called or sold. Rather than reinvesting the proceeds of its matured, called or sold Senior Loans, the Fund may invest the proceeds in cash or cash equivalents, which may adversely affect the performance of the Fund.

Commercial Paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Certificates of Deposit. Certificates of deposit are certificates that are issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the Federal Deposit Insurance Corporation.

Fixed Time Deposits. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Fund may also hold funds on deposit with its custodian bank in an interest-bearing account for temporary purposes.

Bankers’ Acceptances. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

Other Investment Techniques

Credit Derivatives

The Fund may engage in credit derivative transactions. There are two broad categories of credit derivatives: default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or Borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The Fund currently intends to invest primarily in credit default swaps as a seller (as defined below). A credit default swap is an agreement between two counterparties that allows one counterparty (the “seller”) to sell the swap and or be “long” on a third party’s credit risk and the other party (the “buyer”) to purchase the swap and be “short” on the credit risk. Typically, the seller agrees to make regular fixed payments to the buyer with the same frequency as the underlying reference bond. In exchange, the seller typically has the right upon default of the underlying bond to put the bond to the buyer in exchange for the bond’s par value plus interest. Credit default swaps can be used as a substitute for purchasing or selling a credit security and sometimes is preferable to actually purchasing the security. The Fund does not intend to leverage its investments through the use of credit default swaps. A purchaser of a credit default swap is subject to counterparty risk. The Fund will monitor any such swaps or derivatives with a view towards ensuring that the Fund remains in compliance with all applicable regulatory investment policy and tax requirements.

Credit-Linked Notes

The Fund may purchase credit-linked notes for risk management purposes. A credit-linked note is a form of funded credit derivative instrument. It is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). Credit-linked notes are created by embedding a credit default swap in a funded asset to form an investment whose credit risk and cash flow characteristics resemble those of a bond or loan. These credit-linked notes pay an enhanced coupon to the investor for taking on the added credit risk of the reference issuer. In addition to the credit risk of the reference obligations and interest rate risk, the buyer/seller of credit-linked notes is subject to counterparty risk.

Interest Rate Transactions

The Fund can normally be expected to have less significant interest rate-related fluctuations in its net asset value per share than investment companies investing primarily in fixed income securities (other than money market funds and some short term bond funds). However, because floating or variable rates on Senior Loans only reset periodically, changes in prevailing interest rates can be expected to cause some fluctuations in the Fund’s net asset value. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Fund’s net asset value. In addition, Senior Loans may allow the Borrower to opt between LIBOR-based interest rates and interest rates based on bank prime rates, which may have an impact on the Fund’s net asset value.

The Fund may use interest rate swaps for risk management purposes only and not as a speculative investment and would typically use interest rate swaps to shorten the average interest rate reset time of the Fund’s holdings. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). The Fund will only enter into interest rate swaps on a net basis. If the other party to an interest rate swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of the Fund’s obligations over its entitlements will be maintained in a segregated account by the Fund’s custodian. The Fund will not enter into any interest rate swap unless the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. These instruments are traded in the over-the-counter market.

The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.

Total Return Swaps

The Fund may enter into total return swaps. In a total return swap, the Fund pays another party the total return of an underlying debt or equity security and in exchange receives a floating local short-term interest rate, or vice versa. The payment obligation would be based on the notional amount of the swap. The Fund may use total return swaps for hedging or investment purposes.

Foreign Currency Transactions

The Fund may engage in foreign currency exchange transactions in connection with its investments in foreign securities. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts in order to protect against possible losses on foreign investments resulting from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price and for an amount set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has a deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. However, forward foreign currency exchange contracts may limit potential gains which could result from a positive change in such currency relationships. The Fund does not speculate in foreign currency.

Except for cross-hedges, the Fund will not enter into forward foreign currency exchange contracts or maintain a net exposure in such contracts when it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency or, in the case of a “cross-hedge,” denominated in a currency or currencies that the Adviser believes will tend to be closely correlated with that currency with regard to price movements. At the consummation of a forward contract, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of such foreign currency. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, the Fund will incur a gain or loss to the extent that there is a difference between the forward contract price and the offsetting forward contract price.

It should be realized that this method of protecting the value of the Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain should the value of such currency increase. Generally, the Fund will not enter into a forward foreign currency exchange contract with a term longer than one year.

Investment Policies

Credit Ratings and Unrated Securities

Rating agencies are private services that provide ratings of the credit quality of debt obligations, including convertible securities. Appendix A to the SAI describes the various ratings assigned to debt obligations by S&P, Moody’s and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks or the liquidity of securities. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. Credit rating agencies may be paid by the companies whose debt they analyze and grade. To the extent that the issuer of a security pays a rating agency for the analysis of its security, an inherent conflict of interest may exist that could affect the reliability of the rating. The Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. The Adviser does not rely solely on credit ratings, and develops its own analysis of issuer credit quality. The ratings of a debt security may change over time. S&P, Moody’s and Fitch monitor and evaluate the ratings assigned to securities on an ongoing basis. As a result, securities held by the Fund could receive a higher rating (which would tend to increase their value) or a lower rating (which would tend to decrease their value) during the period in which they are held.

The Fund may purchase unrated securities (securities which are not rated by a rating agency) if the Adviser determines that the securities are of comparable quality to rated securities that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Adviser may not accurately evaluate the security’s comparative credit rating. To the extent that the Fund invests in high yield and/or unrated securities, the Fund’s success in achieving its investment objectives may depend more heavily on the Adviser’s analysis than if the Fund invested exclusively in higher-quality and rated securities. The Adviser will attempt to reduce the risks of investing in lower rated or unrated debt instruments through active portfolio management, credit analysis and attention to current developments and trends in the economy and the financial markets.

The Fund is not required to dispose of a security in the event that a rating agency downgrades its assessment of the credit characteristics of a particular issue or withdraws its assessment, including in the event of a default. In determining whether to retain or sell such a security, the Adviser may consider such factors as Adviser’s assessment of the credit quality of the issuers of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies.

Percentage Limitations

Compliance with any policy or limitation of the Fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value or investment rating of the Fund’s assets, prepayments or maturities, or if a Borrower distributes equity securities incident to the purchase or ownership of a Senior Loan or in connection with a reorganization of a Borrower.

Segregation and Cover Requirements

Certain portfolio management techniques, such as purchasing securities on a when-issued or delayed delivery basis, entering into credit default swaps or futures contracts, engaging in short sales or writing options on portfolio securities, may be considered senior securities unless appropriate steps are taken to segregate the Fund’s assets or otherwise cover its obligations. If the Fund utilizes these portfolio management techniques, it may segregate liquid assets, enter into offsetting transactions or own positions covering its obligations. To the extent the Fund covers its commitment under such a portfolio management technique, such instrument will not be considered a senior security for the purposes of the Investment Company Act. The Fund may cover such transactions using other methods currently or in the future permitted under the Investment Company Act, the rules and regulations thereunder, or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by the Fund. These segregation and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.

Portfolio Turnover

It is not the Fund’s policy to engage in transactions with the objective of seeking profits from short-term trading. Active and frequent trading may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the Fund’s performance.

Limited Term

On November 17, 2017, shareholders approved extending the term of the Fund by two years by changing the Fund’s scheduled dissolution date from May 31, 2020 to May 31, 2022, absent any further extension approved by shareholders.

The Fund’s Agreement and Declaration of Trust provides that the Fund will dissolve on May 31, 2020 (which was extended to May 31, 2022), except for the purpose of paying, satisfying and discharging any existing debts or obligations, collecting and distributing its assets and doing all other acts required to liquidate and wind up its business and affairs, unless extended by shareholder approval. On November 17, 2017, shareholders approved extending the term of the Fund by two years by changing the Fund’s scheduled dissolution date from May 31, 2020 to May 31, 2022, absent any further extension approved by shareholders, but the dissolution process could be extended depending on market conditions at that time. Upon dissolution, the Fund will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities of the Fund.

Pursuant to the Agreement and Declaration of Trust, prior to the date of dissolution a majority of the board of trustees, with the approval of a majority of the shareholders entitled to vote (as defined in the Investment Company Act) may extend the life of the Fund. If approved the dissolution date of the Fund may be extended by a period of two years or such shorter time as may be determined. However, the dissolution date of the Fund may be extended an unlimited number of times. In determining whether to extend the dissolution date of the Fund, the board of trustees may consider the inability to sell the Fund’s assets in a time frame consistent with dissolution due to lack of market liquidity or other extenuating circumstances. Additionally, the board of trustees may determine that market conditions are such that it is reasonable to believe that, with an extension, the Fund’s remaining assets will appreciate by an amount that is meaningful relative to the cost and expense of continuing the operation of the Fund.

The Fund intends to maintain a seven year reinvestment period. The reinvestment period was extended in connection with the extension of the dissolution date. After the reinvestment period, the Fund will stop reinvesting principal proceeds generated by maturities, prepayments and sales of investments. Principal proceeds after the reinvestment period may be distributed on a pro-rata basis among the Fund’s common shareholders, preferred shareholders, noteholders and lenders, subject to any terms of any borrowing or preferred share and/or notes issuance. Principal proceeds distributed to shareholders may constitute tax-advantaged returns of capital for U.S. federal income tax purposes. See “Tax Matters.” The Adviser will continue receiving a fee for investment advisory services after the reinvestment period on the Fund’s Managed Assets.

LEVERAGE

The Fund may utilize leverage through borrowings, including loans from certain financial institutions and/or the issuance of debt securities (collectively, “Borrowings”), in an aggregate amount of up to 33 1/3% of its Managed Assets at the time the leverage is incurred in order to buy additional securities. The use of borrowings to leverage the common shares can create risks. As of ____, the Fund had a credit facility with a financial institution in place under which it had Borrowings representing approximately ____% of our Managed Assets. After completion of this Offer, the Fund expects to increase its use of leverage through the availability of a credit facility to maintain leverage equal to 33 1/3% of Managed Assets. Changes in the value of the Fund’s portfolio, including securities bought with the proceeds of leverage, will be borne entirely by the holders of common shares. All costs and expenses related to any form of leverage used by the Fund will be borne entirely by common shareholders. If there is a net decrease or increase in the value of the Fund’s investment portfolio, the leverage may decrease or increase, as the case may be, the net asset value per common share to a greater extent than if the Fund did not utilize leverage. During periods when the Fund is using leverage, the fees paid to the Adviser for advisory services and to ALPS for administrative services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s Managed Assets, which includes the assets purchased through leverage. As such, the Adviser may have a financial incentive to increase the Fund’s use of leverage, which constitutes an inherent conflict of interest. In addition, the fees paid to the Adviser and ALPS are borne exclusively by common shareholders. Preferred shareholders, noteholders and any lenders to the Fund will not bear any expenses of the Fund. The Fund’s leveraging strategy may not be successful.

Credit Facility

The Fund may also negotiate with several large commercial banks to arrange a floating rate credit facility pursuant to which the Fund would be entitled to borrow an amount equal to approximately 33 1/3% of the Fund’s Managed Assets less any amounts of existing leverage. Any such borrowings would constitute financial leverage. The Fund currently utilizes a credit facility for borrowing, with a maximum borrowing capacity of $142 million. As of ____, the Fund had $___ outstanding under its credit facility, representing approximately ____% of our Managed Assets. After completion of this Offer, the Fund expects to increase its use of leverage (including by increasing the borrowing capacity under its credit agreement) to maintain leverage equal to 33 1/3%.

Under the Investment Company Act, the Fund is not permitted to incur indebtedness, including through the issuance of debt securities, unless immediately thereafter the total asset value of the Fund’s portfolio is at least 300% of the aggregate amount of outstanding indebtedness (i.e., the aggregate amount of outstanding debt may not exceed 33 1/3% of the Fund’s Managed Assets). In addition, the Fund is not permitted to declare any cash distribution on its common shares unless, at the time of such declaration, the net asset value of the Fund’s portfolio (determined after deducting the amount of such distribution) is at least 300% of the aggregate amount of such outstanding indebtedness. If the Fund borrows money or issues notes, the Fund intends, to the extent possible, to retire outstanding debt from time to time to maintain coverage of any outstanding indebtedness of at least 300%.

The Fund may also borrow money in an amount equal to 5% of its total assets as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

Under the credit agreement the Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. The Fund may be required to prepay outstanding amounts or incur a penalty rate of interest upon the occurrence of certain events of default. The Fund’s credit facility contains customary covenants that, among other things, likely limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the Investment Company Act. The Fund has pledged its assets as security for its borrowings under the credit facility. The Fund’s custodian will retain all assets of the pledge, including those that are pledged. The Fund’s custodian is not an affiliate of the Fund, as such term is defined in the Investment Company Act. The Fund expects that any future credit facility would also have customary covenants, negative covenants and default provisions. There can be no assurance that the Fund will maintain its current credit facility or enter into a new agreement on terms and conditions representative of the foregoing, or that additional material terms will not apply to any new or amended credit facility. In addition, the Fund’s current credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of preferred shares or debt securities.

Preferred Shares and Notes

Under the Investment Company Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the value of the Fund’s total assets, less all liabilities and indebtedness of the Fund other than senior securities, is at least 200% of the liquidation value of the outstanding preferred shares (i.e., the liquidation value may not exceed 50% of the Fund’s total assets less all liabilities and indebtedness of the Fund other than senior securities). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Fund’s assets less all liabilities and other indebtedness other than senior securities satisfies the above-referenced 200% coverage requirement. If preferred shares are issued, the Fund intends, to the extent possible, to purchase or redeem preferred shares from time to time to the extent necessary in order to maintain coverage of any preferred shares of at least 200%. Currently, the Fund has no intention to issue Preferred Shares. Under the Investment Company Act, the Fund is not permitted to incur indebtedness, including through the issuance of debt securities, unless immediately thereafter the total asset value of the Fund’s portfolio is at least 300% of the aggregate amount of outstanding indebtedness (i.e., the aggregate amount of outstanding debt may not exceed 33 1/3% of the Fund’s Managed Assets). In addition, the Fund is not permitted to declare any cash distribution on its common shares unless, at the time of such declaration, the net asset value of the Fund’s portfolio (determined after deducting the amount of such distribution) is at least 300% of the aggregate amount of such outstanding indebtedness.

In addition, as a condition to obtaining ratings on any preferred shares and/or notes, the terms of any preferred shares and/or notes issued would be expected to include asset coverage maintenance provisions which would require a reduction of indebtedness or the redemption of the preferred shares and/or notes in the event of non-compliance by the Fund and might also prohibit dividends and other distributions on the common shares in such circumstances. In order to meet redemption requirements, the Fund might have to liquidate portfolio securities. Such liquidations and redemptions, or reductions in indebtedness, would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. Prohibitions on dividends and other distributions on the common shares could impair the Fund’s ability to qualify as a regulated investment company under the Code.

If the Fund has preferred shares outstanding, two of the Fund’s trustees will be elected by the holders of preferred shares voting separately as a class. The remaining trustees of the Fund will be elected by holders of common shares and preferred shares voting together as a single class. In the event the Fund failed to pay dividends on preferred shares for two years, holders of preferred shares would be entitled to elect a majority of the trustees of the Fund.

If the Fund issues preferred shares and/or notes, it may be subject to certain restrictions imposed by guidelines of one or more ratings agencies that may issue ratings for preferred shares issued by the Fund. These guidelines would be expected to impose asset coverage or portfolio composition requirements that would be more stringent than those imposed on the Fund by the Investment Company Act. It is not anticipated that these covenants or guidelines would impede the Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies.

Effects of Leverage

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on common share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund’s portfolio) of –10%, –5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. See “Risks.” Actual returns may be greater or less than those appearing in the table. The table further reflects leverage representing, in the aggregate, 33 1/3% of the Fund’s Managed Assets, net of expenses, and the Fund’s current interest rate of ___% on its credit facility. The Fund’s common shares must experience an annual return of ___% in order to cover annual interest payments on borrowings under the credit facility.

Assumed Portfolio Total Return (Net of Expenses)	(10)%	(5)%	0%	5%	10%
Common Share Total Return	( )%	( )%	( )%	%	%

Common share total return is composed of two elements—the common share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the tables above assume that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the interest it receives on its investments is entirely offset by losses in the value of those investments.

RISKS

The Fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. At any point in time an investment in the Fund’s common shares may be worth less than the original amount invested, even after taking into account the distributions paid by and the ability of shareholders to reinvest dividends.

Dilution

As with any stock, the price of the Fund’s common shares fluctuates with market conditions and other factors. The common shares are currently trading at a [premium/discount] to their net asset value. As of February __, 2018, the common shares were trading at a ___% [premium/discount] to their net asset value. However, since the inception of the Fund, the common shares have traded at [discounts] of as much as ( )%. Common shares of closed-end investment companies often trade at a discount from their net asset values. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities and may be greater for shareholders expecting to sell their common shares in a relatively short period of time following completion of this Offer. The net asset value of the common shares will be reduced immediately following this Offer as a result of the payment of certain offering costs.

Shareholders who do not exercise their Rights will, at the completion of the Offer, own a smaller proportional interest in the Fund than if they exercised their Rights, which will proportionately decrease the relative voting power of those shareholders. Because the Subscription Price per common share will be below the net asset value per common share on the Expiration Date, you will experience an immediate dilution of the aggregate net asset value of your common shares if you do not participate in the Offer and you will experience a reduction in the net asset value per common share of your common shares whether or not you participate in the Offer. In addition, whether or not you exercise your Rights, you will experience a dilution of net asset of the common shares because you will indirectly bear the expenses of this Offer, which include, among other items, SEC registration fees, printing expenses and the fees assessed by service providers (including the cost of the Fund’s counsel, independent registered public accounting firm, Information Agent and Subscription Agent). This dilution of net asset value will disproportionately affect common shareholders who do not exercise their Rights. The Fund cannot state precisely the extent of this dilution if you do not exercise your Rights because the Fund does not know what the net asset value per common share will be when the Offer expires, or what proportion of the Rights will be exercised.

The Fund cannot state precisely the amount of any dilution because it is not known at this time what the subscription price or net asset value per common share will be on the Expiration Date or what proportion of the Rights will be exercised. The Offer may increase the volatility of the market price of the Fund’s common shares. In addition, the Offer could be under-subscribed, in which case the Adviser will not have as much proceeds to invest on behalf of the Fund (see “Use of Proceeds”). The likely impact of the Offer on net asset value per common share is shown by the following example, assuming a $___ estimated Subscription Price per common share:

Example (assumes that net asset value per share is above Subscription Price per share)1

NAV[2]	$
Subscription Price	$
Reduction in NAV($)[3,4]	$
Reduction in NAV(%)[3,4]	%

(1)	The example assumes the full Primary Subscription is exercised. Actual amounts may vary due to rounding.
(2)	This example assumes that the Fund’s NAV on the Expiration Date is $___ per common share and that the Fund’s market price is greater than the NAV on that date. The Subscription Price used in this example was determined based on a formula equal to ________________.
(3)	Assumes $___ in estimated offering expenses.
(4)	Assuming the full primary subscription is exercised, the Fund’s NAV per common share would be reduced by approximately $___ (___%) per common share. Actual amounts may vary due to rounding.

If you do not wish to exercise your Rights, you should consider selling them as set forth in this Prospectus. Any cash you receive from selling your Rights should serve as partial compensation for any possible dilution of your interest in the Fund. The Fund cannot give assurance, however, that a market for the Rights will develop or that the Rights will have any marketable value.

The Fund’s largest shareholders, Record Date Shareholders of more than 5% of the outstanding shares of common stock of the Fund, could increase their percentage ownership in the Fund through the exercise of the Primary Subscription and Over-Subscription Privilege.

Market Discount Risk

Common shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors who sell their common shares in a relatively short period of time after completion of the Offering. The Fund’s common shares may trade at a price that is less than the Subscription Price.

Investment and Market Risk

An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund represents an indirect investment in the portfolio of Senior Loans and other securities owned by the Fund, and the value of these securities may fluctuate, sometimes rapidly and unpredictably. At any point in time an investment in the Fund’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund and the ability of shareholders to reinvest dividends. The Fund currently uses leverage, which will magnify the Fund’s investment, market and certain other risks. See “—Leverage Risk.”

Senior Loans Risk

Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in Senior Loans. This policy is not fundamental and may be changed by the board of trustees of the Fund with at least 60 days’ written notice provided to shareholders. Senior Loans hold the most senior position in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower. Senior Loans are usually rated below investment grade or may also be unrated. As a result, the risks associated with Senior Loans are similar to the risks of below investment grade securities, although Senior Loans are senior and secured in contrast to other below investment grade securities, which are often subordinated or unsecured. Nevertheless, if a Borrower under a Senior Loan defaults or goes into bankruptcy, the Fund may recover only a fraction of what is owed on the Senior Loan or nothing at all. Senior Loans are subject to a number of risks described elsewhere in this Prospectus, including credit risk, liquidity risk and management risk. See “—Below Investment Grade Instruments Risk,” “—Credit Risk” and “—Liquidity Risk.”

There is less readily available and reliable information about most Senior Loans than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act, or registered under the Exchange Act. As a result, the Adviser will rely primarily on its own evaluation of a Borrower’s credit quality rather than on any available independent sources. Therefore, the Fund will be particularly dependent on the analytical abilities of the Adviser.

The Fund will typically invest in Senior Loans rated below investment grade, which are considered speculative because of the credit risk of their issuers. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the Fund’s net asset value and income distributions. An economic downturn would generally lead to a higher non-payment rate, and a Senior Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan’s value.

In general, the secondary trading market for Senior Loans is not well developed. No active trading market may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Senior Loans and other variable rate debt instruments are subject to the risk of payment defaults of scheduled interest or principal. Such payment defaults would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. See “—Credit Risk.” Similarly, a sudden and significant increase in market interest rates may increase the risk for payment defaults and cause a decline in the value of these investments and in the Fund’s net asset value. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can reduce the value of Senior Loans and other debt obligations, impairing the Fund’s net asset value.

Although the Senior Loans in which the Fund will invest will be secured by collateral, there can be no assurance that such collateral could be readily liquidated or that the liquidation of such collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal. In the event of the bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. In the event of a decline in the value of the already pledged collateral, if the terms of a Senior Loan do not require the Borrower to pledge additional collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower’s obligations under the Senior Loans. To the extent that a Senior Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose some or all of its value in the event of the bankruptcy or insolvency of the Borrower. Those Senior Loans that are under-collateralized involve a greater risk of loss.

Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to lenders, including the Fund. Such court action could under certain circumstances include invalidation of Senior Loans.

If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default. If legislation or federal or state regulations require financial institutions to increase their capital requirements this may cause financial institutions to dispose of Senior Loans that are considered highly levered transactions. Such sales could result in prices that, in the opinion of the Adviser, do not represent fair value. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could get for the Senior Loan may be adversely affected.

The Fund may acquire Senior Loans through assignments or participations. The Fund will typically acquire Senior Loans through assignment and may elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines to mitigate credit and counterparty risk in the atypical situation when the Fund must acquire a Senior Loan through a participation. The Adviser has established a risk and valuation committee that regularly reviews each broker-dealer counterparty for, among other things, its quality and the quality of its execution. The established procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the risk and valuation committee of the Adviser. The factors considered by the committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets. In purchasing participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement against the Borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the Borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Fund will not be able to conduct the due diligence on the Borrower or the quality of the Senior Loan with respect to which it is buying a participation that the Fund would otherwise conduct if it were investing directly in the Senior Loan, which may result in the Fund being exposed to greater credit or fraud risk with respect to the Borrower or the Senior Loan than the Fund expected when initially purchasing the participation. See “The Fund’s Investments—Portfolio Composition—Senior Loans.”

The Fund may obtain exposure to Senior Loans through the use of derivative instruments, which have become increasingly available. Although the Fund does not have an intention to do so, the Fund may utilize these instruments and similar instruments that may be available in the future. Derivative transactions involve the risk of loss due to unanticipated adverse changes in securities prices, interest rates, the inability to close out a position, imperfect correlation between a position and the desired hedge, tax constraints on closing out positions and portfolio management constraints on securities subject to such transactions. The potential loss on derivative instruments may be substantial relative to the initial investment therein. The Fund may also be subject to the risk that the counterparty in a derivative transaction will default on its obligations.

Subordinated Loans Risk

The Fund may invest up to 20% of its Managed Assets in Subordinated Loans. Subordinated Loans generally are subject to similar risks as those associated with investments in Senior Loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a Subordinated Loan, the first priority lien holder has first claim to the underlying collateral of the loan. Subordinated Loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the Borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated Loans generally have greater price volatility than Senior Loans and may be less liquid. See “The Fund’s Investments—Portfolio Composition—Subordinated Loans.”

Below Investment Grade Instruments Risk

The Fund anticipates that it will invest the majority of its assets in Senior Loans, Subordinated Loans and other debt securities that are rated below investment grade. Below investment grade instruments are commonly referred to as “junk” or “high yield” instruments and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Lower grade securities may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of the issuers of such instruments to repay principal and pay interest thereon, increase the incidence of default for such instruments and severely disrupt the market value of such instruments.

Below investment grade instruments, though generally higher yielding, are characterized by higher risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated instruments. The retail secondary market for lower grade instruments may be less liquid than that for higher rated securities. Adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund’s net asset value. Because of the substantial risks associated with investments in lower grade instruments, investors could lose money on their investment in common shares of the Fund, both in the short-term and the long-term. See “The Fund’s Investments—Portfolio Composition—Below Investment Grade Securities.”

Distressed and Defaulted Securities Risk

Investments in the securities of financially distressed companies involve substantial risks. These risks are often greater than those associated with below investment grade securities because of the uncertainties of investing in the issuer undergoing the financial distress. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a Borrower or issuer, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such Borrower or issuer. The Adviser’s judgments about the credit quality of the Borrower or issuer and the relative value of its securities may prove to be wrong. See “The Fund’s Investments—Portfolio Composition—Distressed and Defaulted Securities.”

Valuation Risk

Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for most of the Fund’s investments to trade. The Fund’s investments generally trade on an “over-the-counter” market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of floating rate instruments may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when an instrument is sold in the market, the amount received by the Fund is less than the value of such floating rate instruments carried on the Fund’s books.

Liquidity Risk

The Fund may invest up to 50% of its Managed Assets in securities that are considered illiquid. “Illiquid securities” are securities which cannot be sold within seven days in the ordinary course of business at approximately the value used by the Fund in determining its net asset value. The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely-traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund’s net asset value and ability to make dividend distributions. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. The Adviser’s judgment may play a greater role in the valuation process. Investment of the Fund’s assets in illiquid and restricted securities may restrict the Fund’s ability to take advantage of market opportunities. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, thereby enabling the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. In either case, the Fund would bear market risks during that period.

Some Senior Loans are not readily marketable and may be subject to restrictions on resale. Senior Loans are not listed on any national securities exchange and no active trading market may exist for the Senior Loans in which the Fund will invest. Where a secondary market exists, the market for some Senior Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The Fund has no limitation on the amount of its assets which may be invested in securities that are not readily marketable or are subject to restrictions on resale.

Credit Risk

Credit risk is the risk that one or more debt securities in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. Losses may occur because the market value of a debt security is affected by the creditworthiness of the issuer and by general economic and specific industry conditions and the Fund’s investments will often be subordinate to other debt in the issuer’s capital structure. Because the Fund invests in below investment grade instruments, it will be exposed to a greater amount of credit risk than a fund which invests in investment grade securities. While a senior position in the capital structure of a Borrower may provide some protection with respect to the Fund’s investments in Senior Loans, losses may still occur because the market value of Senior Loans is affected by the creditworthiness of Borrowers and by general economic and specific industry conditions. To the extent the Fund invests in below investment grade securities, it will be exposed to a greater amount of credit risk than a fund which invests in investment grade securities. The prices of lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default. In addition, the Fund may use credit derivatives which may expose it to additional risk in the event that the securities underlying the derivatives default.

Interest Rate Risk

The floating or variable rate feature of Senior Loans is a significant difference from typical fixed-income investments that carry significant interest rate risk. The Fund can normally be expected to have less significant interest rate-related fluctuations in its net asset value per share than investment companies investing primarily in fixed income securities (other than money market funds and some short term bond funds). When interest rates decline, the value of a fixed income portfolio can normally be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can normally be expected to decline. Although the income available to the Fund will vary, the Adviser expects the Fund’s policy of acquiring interests in Senior Loans may minimize fluctuations in net asset value of the Fund resulting from changes in market interest rates. However, because floating or variable rates on Senior Loans only reset periodically, changes in prevailing interest rates can be expected to cause some fluctuations in the Fund’s net asset value. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Fund’s net asset value. In addition, Senior Loans may allow the Borrower to opt between LIBOR-based interest rates and interest rates based on bank prime rates, which may have an impact on the Fund’s net asset value. A material decline in the Fund’s net asset value may impair the Fund’s ability to maintain required levels of asset coverage.

Limited Term Risk

On November 17, 2017, shareholders approved extending the term of the Fund by two years by changing the Fund’s scheduled dissolution date from May 31, 2020 to May 31, 2022. On or about May 31, 2022, the Fund will be dissolved, absent any further extension approved by shareholders. The Fund’s limited term may cause it to sell securities when it otherwise would not, which could raise the Fund’s returns to decrease and the market price of the common shares to fall. Rather than reinvesting the proceeds of its matured, called or sold securities, the Fund may distribute the proceeds in one or more liquidating distributions prior to the final dissolution, which may cause the Fund’s fixed expenses to increase when expressed as a percentage of assets under management. Alternatively, the Fund may invest the proceeds in lower yielding securities or hold the proceeds in cash or cash equivalents, which may adversely affect the performance of the Fund. The board of trustees may in its sole discretion, without the consent or vote of the shareholders, choose to dissolve the Fund prior to the required dissolution date, which would cause the Fund to miss any market appreciation that occurs after the Fund is dissolved. Conversely, if the shareholders extend the dissolution date, market conditions may deteriorate and the Fund may experience losses. See “Certain Provisions in the Agreement and Declaration of Trust.”

Leverage Risk

The Fund may utilize leverage in an aggregate amount of up to 33 1/3% of its Managed Assets at the time the leverage is incurred in order to buy additional securities. As of December 31, 2017, the Fund’s use of leverage was ___% of its Managed Assets. The Fund currently utilizes leverage in the form of a credit facility. The use of leverage to purchase additional securities creates an opportunity for increased common share dividends, but also creates risks for the holders of common shares. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. As a result, leverage may cause greater changes in the Fund’s net asset value which will be borne by the Fund’s common shareholders. The Fund will also have to pay dividends on its preferred shares or interest on its notes or borrowings, if any, which will increase expenses and may reduce the Fund’s return. These dividend payments or interest expenses may be greater than the Fund’s return on the underlying investments. The Fund’s leveraging strategy may not be successful.

The Fund anticipates that any money borrowed from a bank or other financial institution for investment purposes will accrue interest based on shorter-term interest rates that would be periodically reset. So long as the Fund’s portfolio provides a higher rate of return, net of expenses, than the interest rate on borrowed money, as reset periodically, the leverage may cause the holders of common shares to receive a higher current rate of return than if the Fund were not leveraged. If, however, long-term and/or short-term rates rise, the interest rate on borrowed money could exceed the rate of return on securities held by the Fund, reducing return to the holders of common shares. Developments in the credit markets may adversely affect the ability of the Fund to borrow for investment purposes and may increase the costs of such borrowings, which would reduce returns to the holders of common shares.

There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for common shareholders, including:

●	the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage;

●	the risk that fluctuations in interest rates on borrowings and short-term debt or in dividend payments on, principal proceeds distributed to or redemption of any preferred shares and/or notes that the Fund has issued will reduce the return to the common shareholders;

●	the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares;

●	when the Fund uses financial leverage, the investment advisory and administrative fees payable to the Adviser and ALPS will be higher than if the Fund did not use leverage and may provide a financial incentive to the Adviser to increase the Fund’s use of leverage and create an inherent conflict of interest; and

●	leverage may increase expenses, which may reduce total return.

The Fund may continue to use leverage if the benefits to the common shareholders of maintaining the leveraged position are believed to outweigh any current reduced return, but expects to reduce, modify or cease its leverage if it is believed the costs of the leverage will exceed the return provided from the investments made with the proceeds of the leverage.

If the Fund issues and/or offers preferred shares and/or notes or borrows money the Fund will be required to maintain asset coverage in conformity with the requirements of the Investment Company Act.

The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for any preferred shares and/or notes or short-term debt securities issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act. Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. These covenants and restrictions may negatively affect the Fund’s ability to achieve its investment objectives. See “Leverage.”

Derivatives Risk

Under normal market conditions, the use of derivatives by the Fund, other than for hedging purposes, will not exceed 20% of the Fund’s Managed Assets on a mark-to-market basis. The Fund’s use of derivative instruments may be speculative and involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments, and the use of derivatives generally involves leverage in the sense that the investment exposure created by the derivatives may be significantly greater than the Fund’s initial investment in the derivatives. In some cases, the use of derivatives may result in losses in excess of principal or greater than if they had not been used. The ability to successfully use derivative instruments depends on the ability of the Adviser. The skills needed to employ derivatives strategies are different from those needed to select a portfolio security and, in connection with such strategies, the Adviser must make predictions with respect to market conditions, liquidity, currency movements, market values, interest rates and other applicable factors, which may be inaccurate. The use of derivative instruments may require the Fund to sell or purchase portfolio securities at inopportune times or for prices below or above the current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise want to sell. The Fund may also have to defer closing out certain derivative positions to avoid adverse tax consequences and there may be situations in which derivative instruments are not elected that result in losses greater than if such instruments had been used. Amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund’s derivative instruments would not be available to the Fund for other investment purposes, which may result in lost opportunities for gain. Changes to the derivatives markets as a result of the continuous promulgation of rules under the Dodd-Frank Act and other government or international and other government regulation may also have an adverse effect on the Fund’s ability to make use of derivative transactions. In addition, the use of derivatives is subject to other risks, each of which may create additional risk of loss, including liquidity risk, interest rate risk, credit risk and management risk as well as the following risks:

●	Correlation Risk. Imperfect correlation between the value of derivative instruments and the underlying assets of the Fund creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund’s portfolio.

●	Duration Mismatch Risk. The duration of a derivative instrument may be significantly different than the duration of the related liability or asset.

●	Valuation Risk. The prices of derivative instruments, including swaps, futures, forwards and options, could be highly volatile and such instruments may subject us to significant losses. The value of such derivatives also depends upon the price of the underlying asset, reference rate or index, which may also be subject to volatility. In addition, actual or implied daily limits on price fluctuations and speculative position limits on the exchanges or over-the-counter markets in which we may conduct our transactions in derivative instruments may prevent prompt liquidation of positions, subjecting us to the potential of greater losses. In addition, significant disparities may exist between “bid” and “asked” prices for derivative instruments that are traded over-the-counter and not on an exchange.

●	Liquidity Risk. Derivative instruments, especially when purchased in large amounts, may not be liquid in all circumstances, so that in volatile markets we may not be able to close out a position without incurring a loss.

●	Counterparty Risk. Derivative instruments also involve exposure to counterparty risk, since contract performance depends in part on the financial condition of the counterparty. See “—Counterparty Risk” below.

In addition, the Adviser may cause the Fund to invest in derivative instruments that are neither presently contemplated nor currently available, but which may be developed in the future, to the extent such opportunities are both consistent with the Fund’s investment objectives and legally permissible. Any such investments may expose the Fund to unique and presently indeterminate risks, the impact of which may not be capable of determination until such instruments are developed and/or the Adviser determines to make such an investment on behalf of the Fund.

Structured Products Risk

The Fund may invest up to 20% of its Managed Assets in structured products, including, without limitation, CLOs, structured notes, credit linked notes and derivatives, including credit derivatives. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Fund.

Certain structured products may be thinly traded or have a limited trading market. CLOs are typically privately offered and sold. As a result, investments in CLOs may be characterized by the Fund as illiquid securities. In addition to the general risks associated with debt securities discussed herein, CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Investments in structured notes involve risks, including credit risk and market risk. Where the Fund’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero, and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note. See “The Fund’s Investments—Portfolio Composition.”

CLO Risk

In addition to the general risks associated with debt securities and structured products discussed herein, CLOs carry additional risks, including, but not limited to (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof, (iv) the potential of spread compression in the underlying loans of the CLO, which could reduce credit enhancement in the CLOs and (v) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

CLO junior debt securities that the Fund may acquire are subordinated to more senior tranches of CLO debt. CLO junior debt securities are subject to increased risks of default relative to the holders of superior priority interests in the same securities. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the liabilities of a CLO at inception exceed its total assets. Though not exclusively, the Fund will typically be in a first loss or subordinated position with respect to realized losses on the assets of the CLOs in which it is invested. The Fund may recognize phantom taxable income from its investments in the subordinated tranches of CLOs.

Between the closing date and the effective date of a CLO, the CLO collateral manager will generally expect to purchase additional collateral obligations for the CLO. During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions of the CLO on equity securities and could result in early redemptions which may cause CLO debt and equity investors to receive less than the face value of their investment.

The failure by a CLO in which the Fund invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in the CLO’s payments to the Fund. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments the Fund would otherwise be entitled to receive. Separately, the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO or any other investment the Fund may make. If any of these occur, it could adversely affect the Fund’s operating results and cash flows.

The Fund’s CLO investments are exposed to leveraged credit risk. If certain minimum collateral value ratios and/or interest coverage ratios are not met by a CLO, primarily due to senior secured loan defaults, then cash flow that otherwise would have been available to pay distributions to the Fund on its CLO investments may instead be used to redeem any senior notes or to purchase additional senior secured loans, until the ratios again exceed the minimum required levels or any senior notes are repaid in full.

LIBOR Risk

Instruments in which the Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund investments may also obtain financing at floating rates based on LIBOR. The underlying collateral of CLOs in which the Fund invests may pay interest at floating rates based on LIBOR. Derivative instruments utilized by the Fund and/or issuers of instruments in which the Trust may invest may also reference LIBOR. Regulators and law-enforcement agencies from a number of governments, including entities in the United States, Japan, Canada and the United Kingdom, have conducted or are conducting civil and criminal investigations into whether the banks that contribute to the British Bankers’ Association, or the “BBA,” in connection with the calculation of daily LIBOR may have been manipulating or attempting to manipulate LIBOR. Several financial institutions have reached settlements with the CFTC, the U.S. Department of Justice Fraud Section and the United Kingdom Financial Conduct Authority in connection with investigations by such authorities into submissions made by such financial institutions to the bodies that set LIBOR and other interbank offered rates. Additional investigations remain ongoing with respect to other major banks. There can be no assurance that there will not be additional admissions or findings of rate-setting manipulation or that manipulations of LIBOR or other similar interbank offered rates will not be shown to have occurred. ICE Benchmark Administration Limited assumed the role of LIBOR administrator from the BBA on February 1, 2014. Any new administrator of LIBOR may make methodological changes to the way in which LIBOR is calculated or may alter, discontinue or suspend calculation or dissemination of LIBOR. Additional findings of manipulation may decrease the confidence of the market in LIBOR and lead market participants to look for alternative, non-LIBOR based types of financing, such as fixed rate loans or bonds or floating rate loans based on non-LIBOR indices.

Recently, regulators in the United Kingdom have called for the LIBOR to be abandoned by the end of 2021. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions and there are significant uncertainty regarding the effectiveness of any such alternative methodologies. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invests and financial markets generally.

Lender Liability Risk

A number of U.S. judicial decisions have upheld judgments of Borrowers against lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the Borrower or has assumed an excessive degree of control over the Borrower resulting in the creation of a fiduciary duty owed to the Borrower or its other creditors or shareholders. Because of the nature of its investments, the Fund may be subject to allegations of lender liability.

In addition, under common law principles that in some cases form the basis for lender liability claims, if a lender or bondholder (a) intentionally takes an action that results in the undercapitalization of a Borrower to the detriment of other creditors of such Borrower, (b) engages in other inequitable conduct to the detriment of such other creditors, (c) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (d) uses its influence as a stockholder to dominate or control a Borrower to the detriment of other creditors of such Borrower, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors, a remedy called “equitable subordination.”

Because affiliates of, or persons related to, the Adviser may hold equity or other interests in obligors of the Fund, the Fund could be exposed to claims for equitable subordination or lender liability or both based on such equity or other holdings.

Potential Conflicts of Interest Risk

The Adviser will be subject to certain conflicts of interest in its management of the Fund. These conflicts will arise primarily from the involvement of the Adviser, GSO, Blackstone and their affiliates in other activities that may conflict with those of the Fund. The Adviser, GSO, Blackstone and their affiliates engage in a broad spectrum of activities. In the ordinary course of their business activities, the Adviser, GSO, Blackstone and their affiliates may engage in activities where the interests of certain divisions of the Adviser, GSO, Blackstone and their affiliates or the interests of their clients may conflict with the interests of the Fund or the shareholders of the Fund. Other present and future activities of the Adviser, GSO, Blackstone and their affiliates may give rise to additional conflicts of interest which may have a negative impact on the Fund.

In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses, GSO and affiliates have implemented certain policies and procedures (e.g., information walls). For example, GSO and affiliates may come into possession of material non-public information with respect to companies in which the Fund may be considering making an investment or companies that are GSO’s and its affiliates’ advisory clients. As a consequence, that information, which could be of benefit to the Fund, could also restrict the Fund’s activities and the investment opportunity may otherwise be unavailable to the Fund. Additionally, the terms of confidentiality or other agreements with or related to companies in which any fund managed by GSO has or has considered making an investment or which is otherwise an advisory client of GSO and its affiliates may restrict or otherwise limit the ability of the Fund to make investments in such companies.

As part of its regular business, Blackstone provides a broad range of investment banking, advisory, and other services. In the regular course of its investment banking and advisory businesses, Blackstone represents potential purchasers, sellers and other involved parties, including corporations, financial buyers, management, shareholders and institutions, with respect to transactions that could give rise to investments that would otherwise be available for investment by the Fund. Because of such relationships, there may be certain investments that the Adviser will decline or be unable to make. In addition, employees of Blackstone or its affiliates may possess information relating to such issuers that is not known to the individuals at the Adviser responsible for making investment decisions and performing the other obligations under the investment advisory agreement between the Fund and the Adviser. Those employees of Blackstone or its affiliates will not be obligated to share any such information with the Adviser and may be prohibited by law or contract from doing so.

The Adviser or certain of its affiliates may come into possession of material non-public information with respect to an issuer. Should this occur, the Adviser would be restricted from buying or selling securities, derivatives or loans of the issuer on behalf of the Fund until such time as the information became public or was no longer deemed material, so as to preclude the Fund from participating in an investment. Disclosure of such information to the Adviser’s personnel responsible for the affairs of the Fund will be on a need-to-know basis only, and the Fund may not be free to act upon any such information. Therefore, the Fund may not have access to material non-public information in the possession of the Adviser which might be relevant to an investment decision to be made by the Fund, and the Fund may initiate a transaction or sell an investment which, if such information had been known to it, may not have been undertaken. Due to these restrictions, the Fund may not be able to initiate a transaction that it otherwise might have initiated and may not be able to sell an investment that it otherwise might have sold.

GSO, Blackstone and their affiliates may represent creditors or debtors in proceedings under Chapter 11 of the Bankruptcy Code or prior to such filings. From time to time, GSO, Blackstone and their affiliates may serve as advisor to creditor or equity committees. This involvement, for which GSO, Blackstone and their affiliates may be compensated, may limit or preclude the flexibility that the Fund may otherwise have to participate in restructurings. For example, in situations in which a Borrower of Senior Loans or other securities held by the Fund is a client or a potential client of the restructuring and reorganization advisory practice, the Adviser may dispose of such securities or take such other actions reasonably necessary to the extent permitted under the Investment Company Act in order to avoid actual or perceived conflicts of interest with the restructuring and reorganization advisory practice. Further, there may also be instances in which the work of Blackstone’s restructuring and reorganization advisory practice prevents the Adviser from purchasing securities on behalf of the Fund. In addition, the Investment Company Act limits the Fund’s ability to enter into certain transactions with certain GSO or Blackstone affiliates. As a result of these restrictions, the Fund may be prohibited from buying or selling any security directly from or to any portfolio company of a private equity fund managed by Blackstone, GSO or one of its affiliates. However, the Fund may under certain circumstances purchase any such portfolio company’s loans or securities in the secondary market, which could create a conflict for the Adviser between the interests of the Fund and the portfolio company, in that the ability of the Adviser to recommend actions in the best interest of the Fund might be impaired. The Investment Company Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund.

Limitations on Transactions with Affiliates Risk

The Investment Company Act limits our ability to enter into certain transactions with certain of our affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security directly from or to any portfolio company of a private equity fund managed by the Blackstone / GSO Related Parties. However, the Fund may, under certain circumstances, purchase any such portfolio company’s securities in the secondary market, which could create a conflict for the Adviser between the interests of the Fund and the portfolio company, in that the ability of the Adviser to recommend actions in the best interest of the Fund might be impaired. The Investment Company Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to us.

Dependence on Key Personnel Risk

The Adviser is dependent upon the experience and expertise of certain key personnel in providing services with respect to the Fund’s investments. If the Adviser were to lose the services of these individuals, its ability to service the Fund could be adversely affected. As with any managed fund, the Adviser may not be successful in selecting the best-performing securities or investment techniques for the Fund’s portfolio and the Fund’s performance may lag behind that of similar funds. The Adviser has informed the Fund that the investment professionals associated with the Adviser are actively involved in other investment activities not concerning the Fund and will not be able to devote all of their time to the Fund’s business and affairs. In addition, individuals not currently associated with the Adviser may become associated with the Fund and the performance of the Fund may also depend on the experience and expertise of such individuals.

Prepayment Risk

During periods of declining interest rates, Borrowers may exercise their option to prepay principal earlier than scheduled. For fixed rate securities, such payments often occur during periods of declining interest rates, forcing the Fund to reinvest in lower yielding securities, resulting in a possible decline in the Fund’s income and distributions to shareholders. This is known as prepayment or “call” risk. Below investment grade securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). An issuer may choose to redeem a below investment grade security if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. Senior Loans and Subordinated Loans typically do not have call protection. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced.

Inflation/Deflation Risk

Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions on the common shares can decline. In addition, during any periods of rising inflation, the borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.

Non-U.S. Securities Risk

The Fund may invest in Non-U.S. Securities. Such investments involve certain risks not involved in domestic investments and may experience more rapid and extreme changes in value than investments in securities of U.S. companies. Securities markets in foreign countries often are not as developed, efficient or liquid as securities markets in the United States, and therefore, the prices of Non-U.S. Securities can be more volatile. Certain foreign countries may impose restrictions on the ability of issuers of Non-U.S. Securities to make payments of principal and interest to investors located outside the country, whether from currency blockage or otherwise. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, including seizure or nationalization of foreign deposits, different legal systems and laws relating to creditors’ rights and the potential inability to enforce legal judgments, all of which could cause the Fund to lose money on its investments in Non-U.S. Securities. Generally, there is less readily available and reliable information about non-U.S. issuers or Borrowers due to less rigorous disclosure or accounting standards and regulatory practices. The ability of a foreign sovereign issuer to make timely payments on its debt obligations will also be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credit facilities and investments, fluctuations of interest rates and the extent of its foreign reserves. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Because Non-U.S. Securities may trade on days when the Fund’s common shares are not priced, net asset value can change at times when common shares cannot be sold.

Foreign Currency Risk

Because the Fund may invest its Managed Assets in securities or other instruments denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of instruments held by the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of instruments denominated in such currencies, which means that the Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. The Adviser may, but is not required to, seek to protect the Fund from changes in currency exchange rates through hedging transactions depending on market conditions. See “Risks—Swap Risk” The Fund may incur costs in connection with the conversions between various currencies. In addition, certain countries may impose foreign currency exchange controls or other restrictions on the repatriation, transferability or convertibility of currency.

Swap Risk

The Fund may also invest in swaps, including single name credit default swaps, single name loan credit default swaps, total return swaps, interest rate swaps and foreign currency swaps. Such transactions are subject to, among others, market risk, liquidity risk, risk of default by the other party to the transaction, known as “counterparty risk,” and risk of imperfect correlation between the value of such instruments and the underlying assets and may involve commissions or other costs. Swaps (except when physically settled) generally do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. However, because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. To the extent credit default swaps are used, the Fund will generally sell protection and the risk of loss could be up to the notional value of the underlying asset and could be substantially greater than the amount received from the buyers. If, however, the Fund buys protection under a credit default swap, but such swap expires before any credit event is triggered, the Fund will lose the stream of payments made to the swap counterparty, should a credit event be triggered before expiration, there is also no assurance that the protection seller will honor its obligations under such credit default swap. In a total return swap, the Fund pays the counterparty a floating short-term interest rate and receives in exchange the total return of underlying debt securities. The Fund bears the risk of default on the underlying loans or debt securities, based on the notional amount of the swap. The Fund would typically have to post collateral to cover this potential obligation. The market for certain types of swaps has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid, however there is no guarantee that the swap market will continue to provide liquidity. If the Adviser is incorrect in its forecasts of market values, interest rates or currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used. See “The Fund’s Investments—Other Investment Techniques.”

In December 2012, the CFTC issued a final rule requiring certain credit default swaps and interest rate swaps denominated in certain currencies to be centrally cleared, which is applicable to all swap counterparties not eligible for certain narrowly-defined exemption or exceptions. In December 2016, the CFTC further expanded the categories of interest rate swaps subject to mandatory clearing. Such clearing requirements may affect the Fund’s ability to negotiate individualized terms and/or may increase the costs of entering into such derivative transactions (for example, by increasing margin or capital requirements).

Counterparty Risk

Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives, swaps or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have recently incurred significant financial hardships including bankruptcy and losses as a result of exposure to subprime mortgages or other lower quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced such entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using derivatives, swaps or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of the insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivative or swap position.

Certain categories of interest rate and credit default swaps are subject to mandatory clearing, and more categories may be subject to mandatory clearing in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivative transactions because generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that a clearing house, or its members, will satisfy the clearing house’s obligations (including, but not limited to, financial obligations and legal obligations to segregate margins collected by the clearing house) to the Fund. Counterparty risk with respect to certain exchange-traded and over-the-counter derivatives may be further complicated by recently enacted U.S. financial reform legislation. See “Derivatives Legislation and Regulatory Risk” below.

Credit Derivatives Risk

The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Adviser is incorrect in its forecasts of default risks, counterparty risk market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if the Adviser is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being protected. The Fund’s risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Fund sells a default swap on a security, it would collect periodic fees from the buyer and would profit if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the Fund would be required to pay an amount based on an agreed upon formula to the buyer (which may be the entire notional amount of the swap) if the reference entity defaults on the reference security. Credit default swap agreements may involve greater risks than if the Fund invested in the reference obligation directly.

In December 2012, the CFTC issued a final rule requiring certain index-based credit default swaps to be centrally cleared, which is applicable to all swap counterparties not eligible for certain narrowly-defined exemption or exceptions. Such clearing requirement may affect the Fund’s ability to negotiate individualized terms and/or may increase the costs of entering into such credit default swap transactions (for example, by increasing margin or capital requirements). Clearing mandates with respect to other types of credit default swaps have not yet been issued by the regulators, but could have additional impact on the Fund’s ability to use credit default swap transactions as part of its investment strategy.

Derivatives Legislation and Regulatory Risk

The enforceability of agreements governing hedging transactions may depend on compliance with applicable statutory and other regulatory requirements and, depending on the identity of the counterparty, applicable international requirements. New or amended regulations may be imposed by the CFTC, the SEC, the Federal Reserve, the European Union or other financial regulators, other governmental or intergovernmental regulatory authorities or self-regulatory organizations that supervise the financial markets, and could adversely affect the Fund. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to recently enacted financial reform legislation in the United States. The Fund also may be adversely affected by changes in the enforcement or interpretation of statues and rules by these regulatory authorities or self-regulatory organizations.

In addition, the securities and futures markets are subject to comprehensive statutes and regulations. For instance, the Dodd-Frank Act could have an adverse effect on the Fund’s ability to use derivative instruments. The Dodd-Frank Act is designed to impose stringent regulation on the over-the-counter derivatives market in an attempt to increase transparency and accountability and provides for, among other things, new clearing, execution, margin, reporting, recordkeeping, business conduct, documentation, disclosure, position limit, minimum net capital and registration requirements. Although the CFTC has released final rules relating to clearing, margin, execution, reporting, risk management, compliance, position limit, anti-fraud, consumer protection, portfolio reconciliation, documentation, recordkeeping, business conduct, margin requirements and registration requirements under the Dodd-Frank Act, many of the provisions are subject to further final rulemaking, and thus the Dodd-Frank Act’s ultimate impact remains unclear.

New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund), increase the costs of using these instruments (for example, by increasing margin, capital or reporting requirements) and/or make them less effective. In particular, new margin requirements and capital charges, even when not directly applicable to the Fund, may increase the pricing of derivatives transacted by the Fund. New exchange trading and trade reporting requirements and position limits may lead to changes in the liquidity of derivative transactions, or higher pricing or reduced liquidity in the derivatives markets, or the reduction of arbitrage opportunities for the Fund. Limits or restrictions applicable to the counterparties with which the Fund’s engages in derivative transactions could also limit the ability of the Fund from using these instruments, affect the pricing or other factors relating to these instruments or may change the availability of certain investments. As a result, these changes could make it difficult for the Fund to execute its investment strategy.

It is unclear how the regulatory changes will affect counterparty risk. For instance, in December 2012, the CFTC issued a final rule requiring certain credit default swaps and interest rate swaps denominated in certain currencies to be centrally cleared, which is applicable to all swap counterparties not eligible for certain narrowly-defined exemption or exceptions. In September 2016, CFTC further expanded the categories of interest rate swaps subject to mandatory clearing. Where the Fund enters into certain swaps subject to mandatory clearing, it may be required to execute such swaps on a registered designated contract market or swap execution facility. Such clearing requirements may affect the Fund’s ability to negotiate individualized terms and/or may increase the costs of entering into such derivative transactions (for example, by increasing margin or capital requirements). Clearing mandates with respect to other types of derivative instruments have not yet been issued by the applicable regulators, but could have additional impact on the Fund’s ability to use such instruments as part of its investment strategy. In addition, certain foreign jurisdictions may also impose clearing requirements that could apply to the Fund’s transactions with non-U.S. entities. For entities designated by the CFTC or the SEC as “swap dealers,” “security-based swaps dealers,” “major swap participants” or major “security-based swap participants,” the Dodd-Frank Act imposes new regulatory, reporting and compliance requirements. On May 23, 2012, a joint final rulemaking by the CFTC and the SEC defining these key terms was published in the Federal Register. Based on those definitions, the Fund would not be a swap dealer, security-based swap dealer, major swap participant or security-based major swap participant at this time. If the Fund is later designated as a swap dealer, security-based swap dealer, major swap participant or major security-based swap participant, its business will be subject to increased regulatory requirements, including registration requirements, additional recordkeeping and reporting obligations, external and internal business conduct standards, position limits monitoring, capital and margin thresholds, which will in turn increase the Fund’s compliance cost.

The SEC has also indicated that it may adopt new policies on the use of derivatives by registered investment companies. Such policies could affect the nature and extent of derivatives use by the Fund. On August 31, 2011, the SEC issued a concept release to seek public comment on a wide range of issues raised by the use of derivatives by investment companies. Then, on December 11, 2015, the SEC proposed new rules to govern the use of derivatives by registered investment companies and business development companies (“registered funds”). Under the proposed new rules, (i) a registered fund’s exposure under derivatives transactions and other “financial commitment transactions” (including reverse repurchase agreements, short sale borrowings and firm and standby commitment transactions and similar agreements) would be limited to (x) 150% of the registered fund’s net assets (the “exposure-based portfolio limit”) or (y) 300% of the registered fund’s net assets, but only if its derivatives transactions, in the aggregate, reduce the total “value at risk” of the fund’s portfolio (the “risk-based portfolio limit”); (ii) a registered fund would need to segregate certain qualifying assets equal to the sum of (a) the amount the fund would need to pay to close out its derivatives at the given time of the determination (a “mark-to-market coverage amount”) and (b) a reasonable estimate of the potential amount the fund would pay if the fund exited the derivatives under stressed conditions (a “risk-based coverage amount”); (iii) a registered fund that engages in financial commitment transactions (such as unfunded commitments) would need to segregate assets equal to 100% of its payment or delivery obligations under these transactions, whether conditional or unconditional; (iv) a registered fund whose derivatives use is not limited under a portfolio limitation to an aggregate exposure of 50% or less of the value of its net assets or that uses complex derivatives must enact a formalized derivatives risk-management program that contains specified components, and the program would need to be approved by the fund’s board and be administered by a board-approved derivatives risk manager; and (v) and a registered fund would have to file with the SEC two reporting forms, Forms N-PORT and N-CEN, which as amended by the proposed rule, would require registered funds to provide information about their derivatives risk management program, additional risk metrics related to derivatives use, and disclosure about which of the portfolio limitations under the proposed rule (as described in (i)) the fund is relying upon. It is possible that such regulations, once adopted, could increase the cost of and limit the implementation of the Fund’s use of derivatives, which could have an adverse impact on the Fund.

Furthermore, on December 15, 2015, the CFTC approved a final rule, which became effective in April 2016, but with an implementation date of March 1, 2017 (subject to a time-limited no action relief until September 1, 2017), governing margin requirements for uncleared swaps entered into by registered swap dealers and major swap participants who are not supervised by the prudential regulators, referred to as “covered swap entities.” The final rule generally requires covered swap entities, subject to certain thresholds and exemptions, to collect and post margin in respect of uncleared swap transactions with other covered swap entities and financial end-users. In particular, the final rule requires covered swap entities and financial end-users having “material swaps exposure,” defined as an average aggregate daily notional amount of uncleared swaps exceeding $8 billion as calculated from June, July and August of the previous calendar year, to collect and/or post (as applicable) a minimum amount of “initial margin” in respect of each uncleared swap, subject to a phase-in schedule until September 1, 2020. In addition, the final rule requires covered swap entities entering into uncleared swaps with other covered swap entities or financial-end-users, regardless of swaps exposure, to post and/or collect (as applicable) “variation margin” in reflection of changes in the mark-to-market value of an uncleared swap since the swap was executed or the last time such margin was exchanged. The CFTC final rule is broadly consistent with a similar rule mandating the exchange of initial and variation margin adopted by the prudential regulators in October 2015. It is possible that such regulations could increase the cost of and limit the implementation of the Fund’s use of derivatives, which could have an adverse impact on the Fund.

In addition to U.S. laws and regulations relating to derivatives, certain non-U.S. regulatory authorities, such as those in the European Union, Australia, Japan and Hong Kong have passed or proposed, or may propose in the future, legislation similar to that imposed by the Dodd-Frank Act. The regulatory changes in the European Union will impact a broad range of counterparties, both outside and within the European Union, and are expected to potentially increase the cost of transacting derivatives for the Fund (particularly with banks and other dealers directly subject to such regulations).

Cyber-Security Risk and Identity Theft Risks

Cyber-security incidents and cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. The Adviser’s information and technology systems may be vulnerable to damage or interruption from computer viruses and other malicious code, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches, usage errors by their respective professionals or service providers, power, communications or other service outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. If unauthorized parties gain access to such information and technology systems, they may be able to steal, publish, delete or modify private and sensitive information. Although the Adviser has implemented various measures to manage risks relating to these types of events, such systems could be inadequate and, if compromised, could become inoperable for extended periods of time, cease to function properly or fail to adequately secure private information. Breaches such as those involving covertly introduced malware, impersonation of authorized users and industrial or other espionage may not be identified even with sophisticated prevention and detection systems, potentially resulting in further harm and preventing it from being addressed appropriately. The Adviser and/or the Fund may have to make a significant investment to fix or replace them. The failure of these systems and/or of disaster recovery plans for any reason could cause significant interruptions in the Adviser’s, and/or the Fund’s operations and result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to shareholders and the intellectual property and trade secrets of the Adviser. Such a failure could harm the Adviser’s and/or the Fund’s reputation, subject any such entity and their respective affiliates to legal claims and adverse publicity and otherwise affect their business and financial performance.

Repurchase Agreements Risk

Subject to its investment objectives and policies, the Fund may invest in repurchase agreements as a buyer for investment purposes. Repurchase agreements typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell the securities back to the institution at a fixed time in the future. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (1) possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (2) possible lack of access to income on the underlying security during this period; and (3) expenses of enforcing its rights. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund generally will seek to liquidate such collateral. However, the exercise of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

Investments in Equity Securities Incidental to Investments in Senior Loans

From time to time the Fund also may invest in or hold common stock and other equity securities incidental to the purchase or ownership of a Senior Loan or in connection with a reorganization of a Borrower. Investments in equity securities incidental to investment in Senior Loans entail certain risks in addition to those associated with investments in Senior Loans. Because equity is merely the residual value of an issuer after all claims and other interests, it is inherently more risky than the bonds or Senior Loans of the same Borrower. The value of the equity securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund’s net asset value. The Fund frequently may possess material non-public information about a Borrower as a result of its ownership of a Senior Loan of a Borrower. Because of prohibitions on trading in securities while in possession of material non-public information, the Fund might be unable to enter into a transaction in a security of the Borrower when it would otherwise be advantageous to do so.

U.S. Government Debt Securities Risk

The Fund may invest in debt securities issued or guaranteed by agencies, instrumentalities and sponsored enterprises of the U.S. Government. Some U.S. Government securities, such as U.S. Treasury bills, notes and bonds, and mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks (“FHLBs”) or the Federal Home Loan Mortgage Corporation (“FHLMC”), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others are supported only by the credit of the agency, instrumentality or corporation Although legislation has been enacted to support certain government sponsored entities, including the FHLBs, the FHLMC and FNMA, there is no assurance that the obligations of such entities will be satisfied in full, or that such obligations will not decrease in value or default. It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact the government sponsored entities and the values of their related securities or obligations. In addition, certain governmental entities, including FNMA and FHLMC, have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued by these entities. U.S. Government debt securities generally involve lower levels of credit risk than other types of debt securities of similar maturities, although, as a result, the yields available from U.S. Government debt securities are generally lower than the yields available from such other securities. Like other debt securities, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s NAV.

Market Developments

Periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside of the United States. Instability in the credit markets has made it more difficult for a number of issuers of debt securities to obtain financing or refinancing for their investment or lending activities or operations. In particular, because of volatile conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue.

For example, certain Borrowers may, due to macroeconomic conditions, be unable to repay the Senior Loans during this period. A Borrower’s failure to satisfy financial or operating covenants imposed by lenders could lead to defaults and, potentially, termination of the Senior Loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the Borrower’s ability to meet its obligations under its debt securities. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting Borrower. In addition, if one of the Borrowers were to commence bankruptcy proceedings, even though the Fund may have structured its interest as senior debt, depending on the facts and circumstances, including the extent to which the Fund actually provided managerial assistance to such Borrower, a bankruptcy court might recharacterize the Fund’s debt holding and subordinate all or a portion of its claim to that of other creditors. Adverse economic conditions also may decrease the value of collateral securing some of the Fund’s loans and the value of its equity investments. A recession could lead to financial losses in our portfolio and a decrease in revenues, net income and the value of the Fund’s assets.

These developments may increase the volatility of the value of securities owned by the Fund. These developments also may make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis. These developments could adversely affect the ability of the Fund to use leverage for investment purposes and increase the cost of such leverage, which would reduce returns to the holders of common shares. These developments also may adversely affect the broader economy, which in turn may adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, lead to lower credit ratings of the issuer and increased defaults by the issuer. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the net asset value and market price of the Fund’s common shares.

Market Disruption and Geopolitical Risk

The instability in various regions and terrorist attacks in the United States and around the world may result in market volatility, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund cannot predict the effects of geopolitical events in the future on the U.S. economy and securities markets.

UK Exit from the European Union

The United Kingdom (the “UK”) held a referendum on June 23, 2016 on whether to leave or remain a member state of the European Union (the “EU”). The outcome of that referendum was in favor of leaving. Under the process for leaving the EU contemplated in article 50 of the Treaty on the Functioning of the European Union, the UK will remain a member state until a withdrawal agreement is entered into, or failing that, two years following the notification of the intention to leave. On March 13, 2017, the British Parliament passed a bill approving the UK’s exit from the EU. On March 29, 2017, the UK formally notified the European Council of its intention to leave. As a result, the UK will remain a member state subject to EU law with privileges to provide services under the single market directives until at least March 29, 2019. However, given the size and importance of the UK’s economy, uncertainty or unpredictability about its legal, political and economic relationship with Europe after that two-year period may continue to be a source of instability, create significant currency fluctuations, and/or otherwise adversely affect international markets, arrangements for trading or other existing cross-border co-operation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise) for the foreseeable future including beyond the date of the UK’s withdrawal from the EU. The outcome of the UK referendum could also have a destabilizing effect if other member states were to consider the option of leaving the EU.

U.S. Federal Income Tax Reform

The recently enacted tax bill “H.R. 1” will significantly alter existing U.S. federal income tax law. Prospective investors should consult their own tax advisors regarding these changes, as well as other potential changes in tax laws.

Portfolio Turnover Risk

The Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 100% under normal circumstances. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to Common Shareholders, will be taxable as ordinary income. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.

Anti-Takeover Provisions

The Fund’s Agreement and Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund. These provisions could deprive the holders of common shares of opportunities to sell their common shares at a premium over the then current market price of the common shares or at net asset value. See “Certain Provisions in the Agreement and Declaration of Trust.”

HOW THE FUND MANAGES RISK

General Risk Management

The secondary investment objective of the Fund is to seek preservation of capital, consistent with its primary goal of high income. The ability of the Fund to achieve its secondary investment objective is limited due to the Fund’s investment policy of investing primarily in Senior Loans. Senior Loans are usually rated below investment grade or may also be unrated. Even though Senior Loans are senior and secured in contrast to other below investment grade securities, which are often subordinated or unsecured, the risks associated with Senior Loans are similar to the risks of below investment grade securities. If a Borrower under a Senior Loan defaults, becomes insolvent or files for bankruptcy, the Fund may recover only a fraction of what is owed on the Senior Loan or nothing at all. Senior Loans are subject to a number of risks described elsewhere in this Prospectus, including credit risk, liquidity risk and management risk. See “Risks—Below Investment Grade Instruments Risk,” “—Credit Risk” and “—Liquidity Risk.” There may be less readily available and reliable information about most Senior Loans than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act, or registered under the Exchange Act. The Fund does not intend to engage in hedging transactions in order to achieve its secondary investment objective of capital preservation.

However, the Adviser expects to achieve its secondary investment objective through a disciplined approach to its credit investment selection process in which the credit ratings of a Borrower are not considered to be the sole or determinative factor of selection. Credit selection will focus on Senior Loans which are adequately collateralized or over-collateralized and covered by sufficient earnings and cash flow to service such indebtedness on a timely basis. The risks associated with investments in Senior Loans and other below investment grade investments will be mitigated by the Adviser’s careful selection of Borrowers across a broad range of industries and of varying characteristics and return profiles, as well as active management of such investments in light of current economic developments and trends.

Additionally, the Adviser has established procedures for the regular and periodic monitoring of credit risk with a goal toward the early identification, and sale, of potential credit problems. This monitoring process will include, but not be limited to, the Borrower’s financial resources and operating history, comparison of current operating results with the initial investment thesis and the Adviser’s initial expectations for the performance of the obligor for each investment held by the Fund, the Borrower’s sensitivity to economic conditions, the ability of the Borrower’s management, the Borrower’s debt maturities and borrowing requirements, the Borrower’s interest and asset coverage, and relative value based on anticipated cash flow. The Adviser will develop a ‘watch list’ requiring that any significant concerns which could result in potential for credit loss be elevated to review by the Investment Committee of the Adviser. Finally, the Adviser’s personnel are experienced in corporate reorganizations, work-outs and restructurings with the goal of maximizing recovery in the event of bankruptcy or serious financial failings or default of a Senior Loan or investment held by the Fund. Moreover, because of the attributes of a Senior Loan and its position in a Borrower’s capital structure, Senior Loans are distinguishable from, and typically have more favorable recovery rates than, other securities of below investment grade credit quality.

Similar to Senior Loans, the Adviser adheres to a disciplined approach with respect to the Fund’s investments in structured products, which will primarily consist of CLOs. The Adviser’s personnel includes a dedicated structured products team, which focuses on the selection and subsequent monitoring of investments in structured products. To the extent possible, the Adviser will select structured products which are well structured and collateralized by portfolios of primarily Senior Loans that the Adviser believes to be of sufficient quality, diversity and amount to support the structure and fully collateralize the tranche the Fund is investing in. Once approved for investment, the structured product is monitored by a structured product investment analyst who reviews the expected performance of the underlying investments.

Investment Limitations

The Fund has adopted certain investment limitations designed to limit investment risk. These limitations are fundamental and may not be changed without the approval of the holders of a majority of the outstanding common shares and, if issued, preferred shares voting together as a single class, and the approval of the holders of a majority of the preferred shares voting as a separate class. The Fund’s investment objectives are not fundamental and may be changed by the board of trustees without the approval of shareholders.

The Fund may become subject to guidelines which are more limiting than its investment restrictions in order to obtain and maintain ratings from rating agencies of the preferred shares that it may issue. The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund’s common shareholders or the Fund’s ability to achieve its investment objectives. See “Investment Restrictions” in the SAI for a complete list of the fundamental and non-fundamental investment policies of the Fund.

Management of Investment Portfolio and Capital Structure to Limit Leverage Risk

The Fund may take certain actions if short-term interest rates increase or market conditions otherwise change (or the Fund anticipates such an increase or change) and the Fund’s leverage begins (or is expected) to adversely affect common shareholders. In order to attempt to offset such a negative impact of leverage on common shareholders, the Fund may shorten the average maturity of its investment portfolio (by investing in short-term securities) or may extend the maturity of outstanding preferred shares or reduce its indebtedness or unwind other leverage transactions. The Fund may also attempt to reduce the utilization of leverage by redeeming or otherwise purchasing preferred shares. As explained above under “Risks—Leverage Risk,” the success of any such attempt to limit leverage risk depends on the Adviser’s ability to accurately predict interest rate or other market changes. Because of the difficulty of making such predictions, the Fund may never attempt to manage its capital structure in the manner described in this paragraph. If market conditions suggest that additional leverage would be beneficial, the Fund may sell previously unissued preferred shares or preferred shares that the Fund previously issued but later repurchased.

MANAGEMENT OF THE FUND

Trustees and Officers

The overall management of the business and affairs of the Fund is vested in the board of trustees. The responsibilities of the board of trustees include, among other things, the oversight of our investment activities, oversight of our financing arrangements and corporate governance activities. The board of trustees currently has an audit committee and a nominating and corporate governance committee and may establish additional committees from time to time as necessary. The day-to-day operation of the Fund is delegated to the officers of the Fund and the Adviser, subject always to the investment objectives, restrictions and policies of the Fund and to the general supervision of the board of trustees.

There currently are five trustees of the Fund. A majority of the trustees are not “interested persons” (as defined in the Investment Company Act) of the Fund. The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

Investment Adviser

GSO / Blackstone Debt Funds Management LLC acts as the Fund’s investment adviser and also provides administrative and compliance oversight services to the Fund. The Adviser is located at 345 Park Avenue, 31st Floor, New York, NY 10017. The Adviser is a wholly-owned subsidiary of GSO. GSO is the credit platform of Blackstone, which is a leading global manager of private capital. The alternative asset management business includes the management of private equity funds, real estate funds, real estate investment trusts, funds of hedge funds, hedge funds, credit-focused funds, collateralized loan obligation vehicles, separately managed accounts and registered investment companies. Blackstone’s business is organized into four segments: private equity, real estate, hedge fund solutions and credit. Through its different investment businesses, as of September 30, 2017, Blackstone had total assets under management of over $___ billion. As of September 30, 2017, GSO’s asset management operation had aggregate assets under management of over $___ billion across multiple strategies within the leveraged finance marketplace, including Loans, high yield bonds, distressed and mezzanine debt and private equity, including hedge funds. The Adviser is part of the Customized Credit Strategies business unit of GSO (“CCS”) and is responsible for managing long-only credit strategies, including investments in U.S. and European senior secured loans, high yield bonds, and structured credit investments, in vehicles, including CLOs, separately managed accounts, commingled funds, three other closed-end funds and a sub-advised exchange-traded fund.

Competitive Advantages

The Adviser believes that it offers the following competitive advantages:

Global platform with seasoned investment professionals. The Adviser’s senior management team believes that the breadth and depth of its experience, together with the wider resources of GSO and Blackstone and their relationships with the investment community provides the Adviser with a significant competitive advantage in sourcing and analyzing attractive investment opportunities worldwide. All of the Adviser’s investment professionals are focused exclusively on leveraged finance.

Disciplined, income-oriented investment philosophy. The Adviser will employ a defensive investment approach focused on long-term credit performance and principal protection. This investment approach will involve a multi-stage selection process for each investment opportunity as well as ongoing monitoring of each investment made, with particular emphasis on early detection of credit deterioration. This strategy is designed to maximize current yield and minimize the risk of capital loss while maintaining potential for long-term capital appreciation.

Expertise across all levels of the corporate capital structure. The Adviser believes that its broad expertise and experience at all levels of a company’s capital structure will afford it numerous tools to manage risk while preserving the opportunity for attractive returns on the Fund’s investments. The Adviser will attempt to capitalize on this expertise in an effort to produce and maintain an investment portfolio that will perform in a broad range of economic conditions.

Investment Management Team

Set forth below is information regarding the team of professionals at the Adviser primarily responsible for overseeing the day-to-day operations of the Fund. The Adviser utilizes a team approach, with decisions derived from interaction among various investment management sector specialists. Under this team approach, management of the Fund’s portfolio will reflect a consensus of interdisciplinary views.

Robert Zable is a Senior Managing Director of The Blackstone Group L.P. and Senior Portfolio Manager for CCS’s U.S. CLOs and high yield separately managed accounts. Mr. Zable serves as a member of CCS’s U.S. Syndicated Investment Committee and Global Structured Credit Investment Committee. Before joining GSO in 2007, Mr. Zable was a Vice President at FriedbergMilstein LLC, where he was responsible for credit opportunity investments and junior capital origination and execution. Prior to that, Mr. Zable was a Principal with Abacus Advisors Group, a boutique restructuring and distressed investment firm. Mr. Zable began his career at JP Morgan Securities Inc., where he focused on leveraged finance in New York and London. Mr. Zable received B.S. from Cornell University and an M.B.A. in Finance from The Wharton School at the University of Pennsylvania.

Gordon McKemie is a Principal and a portfolio manager with GSO. Mr. McKemie is also responsible for the evaluation and ongoing analysis of primary and secondary fixed income investments across multiple industries. Prior to joining GSO, Mr. McKemie was an Associate in Leveraged Finance at Citigroup and an Assistant Vice President in high yield research at Barclays Capital. He began his career at Lehman Brothers. Mr. McKemie received a B.B.A. from Goizueta Business School at Emory University, and is a CFA Charterholder.

Additional information about the portfolio managers’ compensation, other accounts managed by them and other information is provided in the SAI.

Investment Adviser Philosophy

In times of economic uncertainty, the Adviser believes that it is prudent to focus more on opportunities in Senior Loans, where investments are secured by collateral and recovery rates have been historically the strongest among corporate debt securities in the event of default. The Adviser currently intends to weight the Fund’s investment portfolio heavily toward Senior Loans.

When identifying prospective investment opportunities, the Adviser currently intends to focus primarily on the following attributes, which it believes will help generate higher total returns with an acceptable level of risk. These attributes are:

●	Leading, defensible market positions. The Adviser intends to invest in Borrowers that it believes have developed strong positions within their respective markets and exhibit the potential to maintain sufficient cash flows and profitability to service their obligations in a range of economic environments. The Adviser will seek Borrowers that it believes possess advantages in scale, scope, customer loyalty, product pricing, or product quality versus their competitors, thereby minimizing business risk and protecting profitability.

●	Investing in stable Borrowers with positive cash flow. The Adviser intends to invest in established, stable Borrowers with strong profitability and cash flows. The Adviser believes these Borrowers, are well-positioned to maintain consistent cash flow to service and repay their obligations and maintain growth in their businesses or market share. The Adviser does not intend to invest in start-up companies, companies in turnaround situations or companies with speculative business plans.

●	Proven management teams. The Adviser intends to focus on investments in which the target company has an experienced management team with an established track record of success. The Adviser will typically require Borrowers to have in place proper incentives to align management’s goals with the Fund’s goals.

●	Private equity sponsorship. Often the Adviser will seek to participate in transactions sponsored by what it believes to be high-quality private equity firms. The Adviser believes that a private equity sponsor’s willingness to invest significant sums of equity capital into a company is an implicit endorsement of the quality of the investment. Further, private equity sponsors of Borrowers with significant investments at risk have the ability and a strong incentive to contribute additional capital in difficult economic times should operational issues arise.

●	Diversification. The Adviser will seek to invest broadly among Borrowers and industries, thereby potentially reducing the risk of a downturn in any one company or industry having a disproportionate impact on the value of the Fund’s portfolio, however there can be no assurances in this regard.

Investment Advisory Agreement

The Adviser provides services to the Fund pursuant to an investment advisory agreement between the Fund and the Adviser. Under the investment advisory agreement, subject to the supervision and direction of the Fund’s board of trustees, the Adviser will manage the Fund’s portfolio in accordance with the Fund’s investment objectives and policies, make investment decisions for the Fund, place orders to purchase and sell securities, and employ professional portfolio managers and securities analysts who provide research services to the Fund.

The Fund’s investment advisory agreement will continue in effect, unless otherwise terminated, until June 1, 2018, and then from year to year thereafter provided such continuance is specifically approved at least annually (a) by the Fund’s board of trustees or by a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act) and (b) in either event, by a majority of the board of trustees of the Fund who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act (the “Independent trustees”) with such Independent trustees casting votes in person at a meeting called for such purpose. The Fund’s investment advisory agreement provides that the Adviser may render services to others. The Fund’s investment advisory agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by the Fund when authorized either by a vote of a majority of the outstanding securities entitled to vote (as defined in the Investment Company Act) or by a vote of a majority of the Fund’s trustees, or by the Adviser on not less than 90 days’ written notice, and will automatically terminate in the event of its assignment. The Fund’s investment advisory agreement provides that neither the Adviser nor its personnel or affiliates shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the Fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.

The Fund has agreed to pay the Adviser a management fee at an annual rate equal to 0.90% of the Fund’s Managed Assets (through the end of the Fund’s current term). The Adviser agreed to waive a portion of the previous management fee, which was at an annual rate equal to 1.00% of the Fund’s Managed Assets, in connection with the extension of the Fund’s term through May 31, 2022. If the Fund’s term is extended again by shareholders beyond May 31, 2022, the management fee will return to an annual rate of 1.00% of the Fund’s Managed Assets unless waived or otherwise modified. Managed Assets means the total assets of the Fund (including any assets attributable to any preferred shares that may be outstanding or to money borrowed from banks and other financial institutions or issued notes for investment purposes) minus the sum of the Fund’s accrued liabilities (other than Fund liabilities incurred for the express purposes of creating leverage). Such borrowings may include funds from banks and other financial institutions. This means that during periods in which the Fund is using leverage, the fees paid to the Adviser will be higher than if the Fund did not use leverage because the fees are calculated on the basis of the Fund’s Managed Assets, which includes those assets purchased through leverage.

The basis for continuations of the Fund’s investment advisory agreement is provided in annual or semi-annual reports to stockholders for the periods during which such continuations occur.

In addition to the fees paid to the Adviser, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with the Adviser), custodian, leveraging expenses, transfer and dividend disbursing agent expenses, legal fees, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any.

Administrator

ALPS Fund Services, Inc. (“ALPS”), located at 1290 Broadway, 11th Floor, Denver, Colorado 80203, serves as administrator to the Fund. Under the Administration Agreement, ALPS maintains the Fund’s general ledger and is responsible for calculating the net asset value of the common shares, and generally managing the administrative affairs of the Fund. ALPS is entitled to receive a monthly fee at the annual rate of 0.09% of the Fund’s average daily value of the Fund’s Managed Assets, subject to a minimum annual fee of the lesser of $225,000 or (if below $225,000) 0.14% of the average daily value of the Fund’s Managed Assets, plus out of pocket expenses. During periods when the Fund is using leverage, the fees paid to ALPS will be higher than if the Fund did not use leverage because the fees paid are calculated on the basis of the Fund’s Managed Assets, which includes the assets purchased through leverage.

Control Persons

A control person is a person who beneficially owns more than 25% of the voting securities of a company. To the Fund’s knowledge, there are no control persons of the Fund.

NET ASSET VALUE

The net asset value of the common shares of the Fund is computed based upon the value of the Fund’s Managed Assets. Net asset value per common share will be determined daily by ALPS on each day that the New York Stock Exchange is open for business as of the close of the regular trading session on the New York Stock Exchange. The Fund calculates net asset value per common share by subtracting liabilities (including accrued expenses or dividends) from the total assets of the Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Fund.

The Fund values its investments primarily by using the mid-price of market quotations from a nationally recognized loan pricing service. Short-term debt investments having a remaining maturity of 60 days or less when purchased will be valued at cost adjusted for amortization of premiums and accretion of discounts. Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith under procedures established by, and under the general supervision and responsibility of, the Fund’s board of trustees. The Adviser submits its recommendations regarding the valuation and/or valuation methodologies for Fair Valued Assets to a valuation committee comprised of officers and employees of the Adviser. The valuation committee may accept, modify or reject any recommendations. The pricing of all Fair Valued Assets is subsequently reported to the Fund’s board of trustees.

Non-U.S. Securities are valued by translating available quotes into U.S. dollar equivalents, if the quotes are considered reliable, and are otherwise valued at fair value. Over-the-counter options are priced on the basis of dealer quotes. Other types of derivatives for which quotes may not be available are valued at fair value.

When determining the price for a Fair Valued Asset, the Adviser seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations are based upon all available factors that the Adviser deems relevant.

DISTRIBUTIONS

The Fund generally makes regular monthly cash distributions of all or a portion of its net investment income to common shareholders and intends to continue to do so. The Fund generally distributes to common shareholders at least annually all or substantially all of its net investment income after the payment of leverage expenses. However, the Fund may preserve modest amounts of net income to support future distributions. The Fund pays any capital gains distributions at least annually. If the Fund makes a long-term capital gain distribution, it will be required to allocate such gain between the common shares and any preferred shares issued by the Fund in proportion to the total dividends paid to each class for the year in which the income is realized.

The U.S. federal income tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. In light of the Fund’s investment policies, the Investment Company Act requires the Fund to accompany each monthly distribution with a statement setting forth the estimated source (as between net income, capital gains and return of capital) of the distribution made. The Fund will indicate the proportion of its capital gains distributions that constitute long-term and short-term gains annually. The ultimate U.S. federal income tax characterization of the Fund’s distributions made in a taxable year cannot finally be determined until after the end of that taxable year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s net investment company taxable income and net capital gains for such taxable year. In such situations, if a distribution exceeds the Fund’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes), such distribution would generally be treated as a tax-free return of capital reducing the amount of a shareholder’s tax basis in such shareholder’s shares. When you sell your shares in the Fund, the amount, if any, by which your sales price exceeds your basis in the Fund’s shares is gain subject to tax. Because a return of capital reduces your basis in the shares, it will increase the amount of your gain or decrease the amount of your loss when you sell the shares, all other things being equal. To the extent that the amount of any return of capital distribution exceeds the shareholder’s basis in such shareholder’s shares, the excess will be treated as gain from a sale or exchange of the shares. See “Tax Matters.”

Various factors will affect the level of the Fund’s income, including the asset mix, the average maturity of the Fund’s portfolio, the amount of leverage utilized by the Fund and the Fund’s use of hedging. To permit the Fund to maintain a more stable monthly distribution, the Fund may from time to time distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned by the Fund during that period. Undistributed income will add to the Fund’s net asset value (and indirectly benefits the Adviser and ALPS by increasing their fees) and, correspondingly, distributions from undistributed income will reduce the Fund’s net asset value.

Section 19(b) of the Investment Company Act and Rule 19b-1 thereunder generally limit the Fund to one long-term capital gain distribution per year, subject to certain exceptions.

DIVIDEND REINVESTMENT PLAN

Pursuant to the DRIP, shareholders whose shares are registered in their own name may “opt-in” to the plan and elect to reinvest all or a portion of their distributions in common shares by providing the required enrollment notice to Computershare, the DRIP administrator. Shareholders whose shares are held in the name of a broker or other nominee may have distributions reinvested only if such a service is provided by the broker or the nominee or if the broker or the nominee permits participation in the DRIP. Shareholders whose shares are held in the name of a broker or other nominee should contact the broker or nominee for details. A shareholder may terminate participation in the DRIP at any time by notifying the DRIP administrator before the record date of the next distribution through the Internet, by telephone or in writing. All distributions to shareholders who do not participate in the DRIP, or have elected to terminate their participation in the DRIP, will be paid by check mailed directly to the record holder by or under the direction of the DRIP administrator when our board of trustees declares a dividend or distribution.

When we declare a distribution, shareholders who are participants in the DRIP receive the equivalent of the amount of the distribution in our common shares. If you participate in the DRIP, the number of common shares of the Fund you will receive will be determined as follows:

1)	If the market price of the common shares plus any brokerage commissions on the payable date (or, if the payable date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per common share, the Fund will issue new common shares at a price equal to the greater of:

a.	98% of the net asset value per share at the close of trading on the New York Stock Exchange on the determination date or

b.	95% of the market price per common share on the determination date.

2)	If 98% of the net asset value per common share exceeds the market price of the common shares plus any brokerage commissions on the determination date, the DRIP administrator will receive the distribution in cash and will buy common shares in the open market, on the New York Stock Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price plus any brokerage commissions rises so that it equals or exceeds 98% of the net asset value per common share at the close of trading on the New York Stock Exchange on the determination date before the DRIP administrator has completed the open market purchases or (ii) the DRIP administrator is unable to invest the full amount eligible to be reinvested in open market purchases, the DRIP administrator will cease purchasing common shares in the open market and the Fund will issue the remaining common shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the New York Stock Exchange on the determination date or (b) 95% of the then current market price per share.

The DRIP administrator maintains all shareholder accounts in the dividend reinvestment plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Our common shares in the account of each DRIP participant are held by the DRIP administrator in non-certificated form in the name of the participant, and each shareholder’s proxy includes shares purchased pursuant to the DRIP.

There is no charge to participants for reinvesting regular distributions and capital gains distributions. The fees of the DRIP administrator for handling the reinvestment of regular distributions and capital gains distributions are included in the fee to be paid by us to our transfer agent. There are no brokerage charges with respect to shares issued directly by us as a result of regular distributions or capital gains distributions payable either in shares or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to the DRIP administrator’s open market purchases in connection with the reinvestment of such distributions. Shareholders that opt-in to the DRIP will add to their investment through dollar cost averaging. Because all dividends and distributions paid to such shareholder will be automatically reinvested in additional common shares, the average cost of such shareholder’s common shares will decrease over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

The automatic reinvestment of such dividends or distributions does not relieve participants of any income tax that may be payable on such dividends or distributions. See “Tax Matters.”

You may obtain additional information about the DRIP by contacting the DRIP administrator at the following address: Computershare, Attn: Sales Dept., P.O. Box 358035, Pittsburgh, PA 15252.

DESCRIPTION OF SHARES

Common Shares

The Fund is a statutory trust organized under the laws of Delaware pursuant to the Agreement and Declaration of Trust dated as of March 4, 2010 as amended and restated by an Amended and Restated Agreement and Declaration of Trust dated as of April 26, 2010. The Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $.001 per share. Each common share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable. The holders of common shares will not be entitled to receive any distributions from the Fund unless all accrued dividends and interest and dividend payments with respect to the Fund’s leverage have been paid, unless certain asset coverage tests with respect to the leverage employed by the Fund are satisfied after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating any preferred shares issued by the Fund have been met. See “—Preferred Shares” below. All common shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send annual and semi-annual reports, including financial statements, when available, to all holders of its common shares.

Except for the Offer, the Fund has no present intention of offering any additional shares other than the common shares it may issue under the Fund’s DRIP and the issuance of preferred shares. Any additional offerings of shares will require approval by the Fund’s board of trustees. Any additional offering of common shares will be subject to the requirements of the Investment Company Act, which provides that shares may not be issued at a price below the then current net asset value, exclusive of the sales load, except in connection with an offering to existing holders of common shares or with the consent of a majority of the Fund’s outstanding voting securities.

The Fund’s common are listed on the New York Stock Exchange. The trading or “ticker” symbol of the common shares is “BSL.”

The Fund’s net asset value per share generally increases when interest rates decline, and decreases when interest rates rise, and these changes are likely to be greater because the Fund intends to have a leveraged capital structure. However, because the Senior Loans that the Fund invests in are floating rate in nature, the Fund’s net asset value per share will be less affected by interest rate fluctuations than if it were investing primarily in other forms of securities. The Fund’s net asset value will be reduced immediately following the Offering by the amount of offering expenses paid by the Fund and as a result of dilution to the extent the Subscription Price is less than the net asset value. See “Summary of Fund Expenses.”

The average weekly trading volume of the common shares on the New York Stock Exchange during the period from [inception through March ___, 2018] was ___ common shares. Shares of closed-end investment companies often trade on an exchange at prices lower than net asset value. The Fund’s common shares have traded in the market at both premiums to and discounts from net asset value. The following table shows, for each fiscal quarter since the quarter ended June 30, 2010; (i) high and low net asset values per common share, (ii) the high and low sale prices per common share, as reported in the consolidated transaction reporting system, and (iii) the percentage by which the common shares traded at a premium over, or discount from, the high and low net asset values per common share. The Fund’s net asset value per common share is determined on a daily basis.

Quarter Ended		Market Price		Net Asset Value at		Market Premium (Discount) to Net Asset Value at
		High	Low	Market High	Market Low	Market High	Market Low
2017	12/31/2017	18.00	17.04	17.58	17.61	2.39%	-3.24%
	9/30/2017	18.00	17.25	17.73	17.66	1.52%	-2.32%
	6/30/2017	18.54	17.54	17.73	17.62	4.57%	-0.45%
	3/31/2017	18.33	17.56	17.75	17.86	3.27%	-1.68%
2016	12/31/2016	18.22	16.82	17.67	17.29	3.11%	-2.72%
	9/30/2016	16.85	15.94	17.25	16.73	-2.32%	-4.72%
	6/30/2016	16.24	15.02	16.82	16.03	-3.45%	-6.30%
	3/31/2016	15.30	13.44	15.76	15.15	-2.92%	11.29%
2015	12/31/2015	16.18	14.45	17.16	16.26	-5.71%	-11.13%
	9/30/2015	17.26	15.86	18.27	17.35	-5.53%	-8.59%
	6/30/2015	17.77	17.11	18.48	18.28	-3.84%	-6.41%
	3/31/2015	17.37	16.52	18.36	18.01	-5.39%	-8.27%
2014	12/31/2014	17.40	16.32	18.49	17.93	-5.90%	-8.98%
	9/30/2014	18.09	17.17	19.01	18.61	-4.84%	-7.74%
	6/30/2014	18.63	17.81	19.17	19.07	-2.82%	-6.61%
	3/31/2014	19.42	18.67	19.38	19.30	0.21%	-3.26%
2013	12/31/2013	19.69	18.32	19.17	19.33	2.71%	-5.23%
	9/30/2013	20.22	18.84	19.29	19.28	4.82%	-2.28%
	6/30/2013	21.97	19.25	19.54	19.28	12.44%	-0.16%
	3/31/2013	21.74	20.16	19.43	19.37	11.89%	4.08%
2012	12/31/2012	20.68	19.00	19.49	19.47	6.11%	-2.41%
	9/30/2012	20.40	19.05	19.49	19.23	4.67%	-0.94%
	6/30/2012	20.33	18.70	19.40	19.07	4.79%	-1.94%
	3/31/2012	19.95	18.36	19.36	18.80	3.05%	-2.34%
2011	12/31/2011	19.63	17.42	18.89	18.40	3.92%	-5.33%
	9/30/2011	21.27	17.54	19.74	18.50	7.75%	-5.19%
	6/30/2011	21.48	20.10	19.85	19.81	8.21%	1.46%
	3/31/2011	21.22	19.90	19.84	19.86	6.96%	0.20%
2010	12/31/2010	19.97	19.04	19.70	19.46	1.37%	-2.16%
	9/30/2010	20.01	18.59	19.03	19.19	5.15%	-3.13%
	6/30/2010	20.04	20.00	19.03	19.10	5.31%	4.71%

On ___, 2018, the net asset value per common share was $___, trading prices ranged between $ ___ and $___ (representing a [premium/discount] to net asset value of (___)% and (___)%, respectively) and the closing price per common share was $___ (representing a [premium/discount] to net asset value of (___)%).

Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may do so by trading through a broker on the New York Stock Exchange or otherwise. Shares of closed-end investment companies frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Fund that invest predominantly in Senior Loans have traded during some periods at prices higher than net asset value and have traded during other periods at prices lower than net asset value. Because the market value of the common shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such common shares in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot assure you that its common shares will trade at a price equal to or higher than net asset value in the future. The common shares are designed primarily for long-term investors and you should not purchase the common shares if you intend to sell them soon after purchase.

Preferred Shares

The Fund’s Agreement and Declaration of Trust provides that the board of trustees of the Fund may authorize and issue preferred shares, with rights as determined by the board of trustees, without the approval of the holders of the common shares. Holders of common shares have no preemptive right to purchase any preferred shares that might be issued.

The Fund may utilize leverage in an aggregate amount of up to 33 1/3% of its Managed Assets at the time the leverage is incurred in order to buy additional securities. The use of leverage can create risks. The board of trustees reserves the right to change the foregoing percentage limitation and may issue preferred shares to the extent permitted by the Investment Company Act, which currently limits the aggregate liquidation preference of all outstanding preferred shares to 50% of the value of the Fund’s total assets, less liabilities and indebtedness of the Fund. We cannot assure you, however, that any preferred shares will be issued. The terms of any preferred shares, including dividend rate, liquidation preference and redemption provisions restrictions on the declaration of dividends, maintenance of asset ratios and restrictions while dividends are in arrears will be determined by the board of trustees, subject to applicable law and the Agreement and Declaration of Trust. The Fund also believes that it is likely that the liquidation preference, voting rights and redemption provisions of any preferred shares will be similar to those stated below.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of any preferred shares will be entitled to receive a preferential liquidating distribution. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred shares will not be entitled to any further participation in any distribution of assets by the Fund.

The Investment Company Act requires that the holders of any preferred shares, voting separately as a single class, have the right to elect at least two trustees at all times. The remaining trustees will be elected by holders of common shares and preferred shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred shares have the right to elect a majority of the trustees of the Fund at any time two years’ dividends on any preferred shares are unpaid. The Investment Company Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the preferred shares and (2) take any action requiring a vote of security holders under Section 13(a) of the Investment Company Act, including, among other things, changes in the Fund’s sub-classification as a closed-end investment company or changes in its fundamental investment restrictions. See “Certain Provisions in the Agreement and Declaration of Trust.” As a result of these voting rights, the Fund’s ability to take any such actions may be impeded to the extent that there are any preferred shares outstanding. The board of trustees presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of preferred shares will have equal voting rights with holders of common shares (one vote per share, unless otherwise required by the Investment Company Act) and will vote together with holders of common shares as a single class.

The affirmative vote of the holders of a majority of any outstanding preferred shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of preferred shares. The class vote of holders of preferred shares described above will in each case be in addition to any other vote required to authorize the action in question.

The terms of any preferred shares issued by the Fund are expected to provide that (i) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued dividends per share, (ii) the Fund may tender for or purchase preferred shares and (iii) the Fund may subsequently resell any preferred shares so tendered for or purchased. Any redemption or purchase of preferred shares by the Fund will reduce the leverage applicable to the common shares, while any resale of such preferred shares by the Fund will increase that leverage.

The discussion above describes the possible offering of preferred shares by the Fund, though the Fund currently has no intention to issue preferred shares. If the board of trustees determines to proceed with such an offering, the terms of the preferred shares may be the same as, or different from, the terms described above, subject to applicable law and the terms of the Fund’s Agreement and Declaration of Trust. The board of trustees, without the approval of the holders of common shares, may authorize an offering of preferred shares or may determine not to authorize such an offering, and may fix the terms of the preferred shares to be offered.

Outstanding Securities

As of January 1, 2018, the Fund’s common shares were the only outstanding securities issued by the Fund. As of the same date, the Fund had ____ common shares outstanding:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by Fund or for its account	Amount Outstanding Exclusive of Amount Shown under (3) as of ___, 2018
Common shares of beneficial interest	Unlimited	___	___

CERTAIN PROVISIONS IN THE AGREEMENT
AND DECLARATION OF TRUST

The Fund’s Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its board of trustees. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund. At the first annual meeting the trustees will be elected and divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the board of trustees. A trustee may be removed from office for cause only, and not without cause, and only by the action of a majority of the remaining trustees followed by a vote of the holders of a majority of the shares then entitled to vote for the election of the respective trustee.

The Agreement and Declaration of Trust grants special approval rights with respect to certain matters to members of the board of trustees who qualify as “Continuing Trustees,” which term means trustees who either (i) have been members of the board of trustees for a period of at least thirty-six months (or since the commencement of the Fund’s operations, if less than thirty-six months) or (ii) were nominated to serve as members of the board of trustees by a majority of the Continuing Trustees then members of the board of trustees.

The Agreement and Declaration of Trust requires the affirmative vote or consent of at least seventy-five percent (75%) of the trustees and holders of at least seventy-five percent (75%) of the Fund’s shares (including common and preferred shares of beneficial interest) to authorize certain Fund transactions not in the ordinary course of business, including a merger or consolidation, certain issuances or transfers by the Fund of the Fund’s shares (except as may be pursuant to a public offering, the Fund’s dividend reinvestment plan or upon exercise of any stock subscription rights), certain sales, transfers or other dispositions of Fund assets, or any shareholder proposal regarding specific investment decisions, unless the transaction is authorized by both a majority of the trustees and seventy-five percent (75%) of the Continuing Trustees (in which case no shareholder authorization would be required by the Agreement and Declaration of Trust, but may be required in certain cases under the Investment Company Act). The Agreement and Declaration of Trust also requires the affirmative vote or consent of a majority of the trustees and of holders of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act) to authorize a conversion of the Fund from a closed-end to an open-end investment company. Also, the Agreement and Declaration of Trust provides that the Fund may dissolve prior to the dissolution date upon the vote of a majority of the trustees. See “Risks—Anti-Takeover Provisions.”

The trustees may from time to time grant other voting rights to shareholders with respect to these and other matters, certain of which are required by the Investment Company Act.

The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. These provisions also provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objectives and policies. The provisions of the Agreement and Declaration of Trust and Bylaws described above could have the effect of discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The board of trustees has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its shareholders.

The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Agreement and Declaration of Trust and the Bylaws, both of which will be on file with the SEC.

The Agreement and Declaration of Trust contains an express disclaimer of shareholder personal liability for debts or obligations or any other form of personal liability in connection with the property or actions of the Fund.

For the purposes of calculating “a majority of the outstanding voting securities” under the Agreement and Declaration of Trust, each class and series of the Fund will vote together as a single class, except to the extent required by the Investment Company Act or the Agreement and Declaration of Trust, with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

The Agreement and Declaration of Trust requires the approval of a majority of the board of trustees to dissolve the Fund prior to May 31, 2020, unless the term is extended by shareholder approval. On November 17, 2017, shareholders approved extending the term of the Fund by two years by changing the Fund’s scheduled dissolution date from May 31, 2020 to May 31, 2022. The Fund’s dissolution date can be further extended upon an amendment to the Agreement and Declaration of Trust approved by a majority of the trustees and a majority of the outstanding voting securities of the Fund.

The board of trustees has determined that provisions with respect to the board of trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the Investment Company Act, are in the best interest of shareholders generally. For a more complete explanation, see the full text of these provisions in the Agreement and Declaration of Trust, which is on file with the SEC.

CLOSED-END FUND STRUCTURE

The Fund is a diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if shareholders wish to sell common shares of a closed-end fund they must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the mutual fund, the mutual fund will redeem or buy back the shares at “net asset value.” Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage a mutual fund’s investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as financial leverage.

Shares of closed-end funds frequently trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Fund’s board of trustees might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Fund’s board of trustees will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share.

REPURCHASE OF COMMON SHARES

The Fund is a closed-end management investment company and, as a result, its shareholders will not have the right to cause the Fund to redeem their common shares. Instead, the Fund’s common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Notice is hereby given in accordance with Section 23(c) of the Investment Company Act that the Fund may purchase at market prices from time to time its common shares in the open market but is under no obligation to do so. Because common shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund’s board of trustees may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares or the conversion of the Fund to an open-end investment company. The board of trustees may decide not to take any of these actions. In addition, there can be no assurance that common share repurchases or tender offers, if undertaken, will reduce market discount.

Notwithstanding the foregoing, at any time if any preferred shares may be outstanding, the Fund may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accrued preferred shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund’s portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding preferred shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment restrictions, the Fund may borrow to finance the repurchase of common shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Fund’s board of trustees would have to comply with the Exchange Act, the Investment Company Act, the New York Stock Exchange and the rules and regulations thereunder.

There is no assurance that, if action is undertaken to repurchase or tender for common shares, such action will result in the common shares trading at a price which approximates their net asset value. Although share repurchases and tenders could have a favorable effect on the market price of the Fund’s common shares, shareholders should be aware that the acquisition of common shares by the Fund will decrease the total net assets of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratio and decreasing the asset coverage with respect to any preferred shares if any outstanding and to any amounts borrowed.

TAX MATTERS

The discussion below and certain disclosure in the SAI provide general tax information related to an investment in common shares of the Fund. Because tax laws are complex and often change, shareholders should consult their tax advisors about the tax consequences of an investment in the Fund. Unless otherwise noted, the following tax discussion applies only to U.S. shareholders that hold the common shares as capital assets. A U.S. shareholder is an individual who is a citizen or resident of the United States, a U.S. corporation, a trust if it (a) is subject to the primary supervision of a court in the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) has made a valid election to be treated as a U.S. person, or any estate the income of which is subject to U.S. federal income tax regardless of its source.

The Fund has elected to be treated, and intends to continue to qualify each taxable year, as a regulated investment company (a “RIC”) under Subchapter M of the Code. To qualify under Subchapter M for the favorable tax treatment accorded to RICs, the Fund must, among other things: (1) distribute to its shareholders in each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and its net tax-exempt income; (2) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each, a “Qualified Publicly Traded Partnership”); and (3) diversify its holdings so that, at the end of each quarter of each taxable year of the Fund (a) at least 50% of the value of the Fund’s total assets is represented by cash, cash items, U.S. government securities and securities of other RICs, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is represented by the securities (other than U.S. government securities or securities of other RICs) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships. As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain.

If the Fund failed to qualify for the favorable tax treatment accorded to RICs in any taxable year, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income (including distributions of net capital gain), even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income” in the case of individual and other non-corporate shareholders and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.

A RIC that fails to distribute, by the close of each calendar year, an amount at least equal to the sum of 98% of its ordinary taxable income for such calendar year and 98.2% of its capital gain net income (adjusted for certain ordinary losses) for the one-year period ending on October 31 of such calendar year, plus any shortfalls from any prior year’s required distribution, is liable for a 4% excise tax on the portion of the undistributed amounts of such income that are less than the required distributions. For these purposes, the Fund will be deemed to have distributed any income or gain on which it paid U.S. federal income tax.

Distributions to shareholders by the Fund of ordinary income (including “market discount” realized by the Fund on the sale of debt securities), and of net short-term capital gains, if any, realized by the Fund will generally be taxable to shareholders as ordinary income to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits. Distributions, if any, of net capital gains properly reported as “capital gain dividends” will be taxable as long-term capital gains, regardless of the length of time the shareholder has owned common shares of the Fund. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes) will be treated by a shareholder as a return of capital which will be applied against and reduce the shareholder’s basis in his or her common shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her common shares, the excess will be treated by the shareholder as gain from a sale or exchange of the common shares. Distributions paid by the Fund generally will not be eligible for the dividends received deduction allowed to corporations or for the reduced rates applicable to certain qualified dividend income received by non-corporate shareholders.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional common shares of the Fund pursuant to the DRIP. Shareholders receiving distributions in the form of additional common shares of the Fund will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash, unless the Fund issues additional common shares with a fair market value equal to or greater than net asset value, in which case, such shareholders will be treated as receiving a distribution in the amount of the fair market value of the distributed common shares. The additional common shares received by a shareholder pursuant to the DRIP will have a new holding period commencing on the day following the day on which the common shares were credited to the shareholder’s account.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months, and paid during the following January, will be treated as having been distributed by the Fund (and received by shareholders) on December 31 of the year in which declared.

In general, the sale or other disposition of common shares (including upon termination of the Fund) will result in capital gain or loss to shareholders. A holder’s gain or loss generally will be a long-term capital gain or loss if the common shares have been held for more than one year. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains are currently eligible for reduced rates of taxation. Losses realized by a holder on the sale or exchange of common shares held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts designated as undistributed capital gains, as discussed under “Tax Matters—Distributions” in the SAI) with respect to such common shares. In addition, no loss will be allowed on the sale or other disposition of common shares if the owner acquires (including pursuant to the DRIP) or enters into a contract or option to acquire securities that are substantially identical to such common shares within 30 days before or after the disposition. In such case, the basis of the securities acquired will be adjusted to reflect the disallowed loss.

The Fund may be required to withhold from all distributions and redemption proceeds payable to U.S. shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Certain shareholders specified in the Code generally are exempt from such backup withholding. This backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against the shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the Internal Revenue Service.

If a shareholder (other than a partnership) is not a U.S. shareholder (other than such a shareholder whose ownership of shares is effectively connected with a U.S. trade or business), certain dividends received by such shareholder from the Fund may be subject to U.S. federal withholding tax. To the extent that Fund distributions consist of ordinary dividends that are subject to withholding, the applicable withholding agent will generally be required to withhold U.S. federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). However, dividends paid by the Fund that are “interest-related dividends” or “short-term capital gain dividends” will generally be exempt from such withholding, in each case to the extent the Fund properly reports such dividends to shareholders. For these purposes, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. federal withholding tax at the source if they had been received directly by a non-U.S. shareholder, and that satisfy certain other requirements. Net capital gain dividends (that is, distributions of the excess of net long-term capital gain over net short-term capital loss) distributed by the Fund to a non-U.S. shareholder will not be subject to U.S. federal withholding tax.

The Fund may be required to withhold from distributions to a non-U.S. shareholder that are otherwise exempt from U.S. federal withholding tax (or taxable at a reduced treaty rate) unless the non-U.S. shareholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.

Under Sections 1471 through 1474 of the Code (such Sections commonly referred to as “FATCA”), a 30% United States federal withholding tax may apply to any ordinary dividends and other distributions that the Fund pays and, beginning January 1, 2019, the gross proceeds from certain capital gain dividends or the disposition of common shares, in each case paid to (i) a “foreign financial institution” (as specifically defined in the Code), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States “account” holders (as specifically defined in the Code) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. In addition, foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. You should consult your own tax advisor regarding FATCA and whether it may be relevant to your ownership and disposition of common shares.

The foregoing tax discussion is for general information only. The provisions of the Code and regulations thereunder presently in effect as they directly govern the taxation of the Fund and its shareholders are subject to change by legislative or administrative action, and any such change may be retroactive with respect to the Fund’s transactions. The foregoing does not represent a detailed description of the U.S. federal income tax considerations relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, investors in pass-through entities, U.S. shareholders whose “functional currency” is not the U.S. dollar, tax-exempt organizations, dealers in securities or currencies, traders in securities or commodities that elect mark to market treatment, or persons that will hold common shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for U.S. federal income tax purposes. In addition, this discussion does not address the application of the Medicare tax on net investment income or the U.S. federal alternative minimum tax.

Shareholders are advised to consult with their own tax advisors for more detailed information concerning federal income tax matters.

CUSTODIAN AND TRANSFER AGENT

The custodian of the assets of the Fund is The Bank of New York Mellon, N.A., located at 2 Hanson Place, 8th Floor, Brooklyn, NY 11217. The custodian will perform custodial, fund accounting and portfolio accounting services. Computershare Shareowner Services, LLC, located at 480 Washington Blvd., Jersey City, NJ 07310 serves as the Fund’s transfer agent and dividend paying agent with respect to the common shares.

LEGAL OPINIONS

Certain legal matters in connection with the Offer will be passed upon for the Fund by Simpson Thacher & Bartlett LLP, New York, New York. Simpson Thacher & Bartlett LLP may rely as to certain matters of Delaware law on the opinion of ______________.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

Investment Objectives	1
Investment Restrictions	1
Investment Policies and Techniques	3
Management of the Fund	11
Portfolio Transactions and Brokerage	27
Description of Shares	29
Repurchase of Common Shares	29
Tax Matters	30
Control Persons and Principal Holders of Securities	36
Independent Registered Public Accounting Firm	36
Custodian and Transfer Agent	36
Financial Statements	36
Additional Information	36
Appendix A—Description of S&P, Moody’s and Fitch Ratings	A-1
Appendix B—Proxy Voting Policies and Procedures	B-1

Blackstone / GSO Senior Floating Rate Term Fund

___ Common Shares of Beneficial Interest Issuable Upon Exercise of ___ Rights to Subscribe for Such Shares

Prospectus

, 2018

The information in this statement of additional information is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion, dated January 19, 2018.

BLACKSTONE / GSO SENIOR FLOATING RATE TERM FUND

STATEMENT OF ADDITIONAL INFORMATION

Blackstone / GSO Senior Floating Rate Term Fund (the “Fund”) is a diversified, closed-end management investment company. This Statement of Additional Information relating to common shares does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated March __, 2018. This Statement of Additional Information, which is not a prospectus, does not include all information that a prospective investor should consider before purchasing common shares, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling 1-877-876-1121. You may also obtain a copy of the prospectus on the Securities and Exchange Commission’s Web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the prospectus.

This Statement of Additional Information is dated March ___, 2018.

TABLE OF CONTENTS

Investment Objectives	1
Investment Restrictions	1
Investment Policies and Techniques	3
Management of the Fund	11
Portfolio Transactions and Brokerage	27
Description of Shares	29
Repurchase of Common Shares	29
Tax Matters	30
Control Persons and Principal Holders of Securities	36
Independent Registered Public Accounting Firm	36
Custodian and Transfer Agent	36
Financial Statements	36
Additional Information	36
Appendix A—Description of S&P, Moody’s and Fitch Ratings	A-1
Appendix B—Proxy Voting Policies and Procedures	B-1

INVESTMENT OBJECTIVES

The Fund’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. There can be no assurance that the Fund will achieve its investment objectives.

Investment Restrictions

Fundamental Restrictions

Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding common shares and preferred shares, if any, voting together as a single class, and of the holders of a majority of the outstanding preferred shares, if any, voting as a separate class:

(1)   invest 25% or more of the value of its total assets in any one industry, provided that securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and tax-exempt securities of governments or their political subdivisions will not be considered to represent an industry;

(2)   issue senior securities or borrow money to purchase additional securities other than as permitted by the Investment Company Act of 1940, as amended (the “Investment Company Act”);

(3)   make loans to other persons, except as permitted by (i) the Investment Company Act, or interpretations or modifications by the Securities and Exchange Commission (the “SEC”), the SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, the SEC staff or other authority;

(4)   underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities or the sale of its own securities, the Fund may be deemed to be an underwriter;

(5)   purchase or sell real estate, except that the Fund may invest in securities or other interests of companies that deal in real estate or are engaged in the real estate business and instruments secured by real estate or interests therein, and the Fund may acquire, hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such other assets; or

(6)   purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or derivative instruments or from investing in securities or other instruments backed by physical commodities).

For purposes of applying the limitation set forth in subparagraph (1) above, securities of the U.S. government, its agencies or instrumentalities and securities backed by the credit of a U.S. governmental entity are not considered to represent industries. If the Fund were to “concentrate” its investments in a particular industry, investors would be exposed to greater risks because the Fund’s performance would be largely dependent on that industry’s performance.

With respect to the limitation regarding the issuance of senior securities set forth in subparagraph (2) above, “senior securities” are defined as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends.

The ability of a closed-end fund to issue senior securities is severely circumscribed by complex regulatory constraints under the Investment Company Act that restrict, for instance, the amount, timing and form of senior securities that may be issued. Certain portfolio management techniques, such as credit default swaps, the purchase of securities on margin, short sales or the writing of puts on portfolio securities, may be considered senior securities unless appropriate steps are taken to segregate the Fund’s assets or otherwise cover its obligations. To the extent the Fund covers its commitment under these transactions, including by the segregation of liquid assets, equal in value to the amount of the Fund’s commitment, such instrument will not be considered a “senior security” by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund.

1

Under the Investment Company Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

Under the Investment Company Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the value of the Fund’s total assets, less all liabilities and indebtedness of the Fund other than senior securities, is at least 200% of the liquidation value of the outstanding preferred shares (i.e., the liquidation value may not exceed 50% of the Fund’s total assets less all liabilities and indebtedness of the Fund other than senior securities). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Fund’s total assets is at least 200% of the liquidation value of its outstanding preferred shares plus its outstanding liabilities and indebtedness. If preferred shares are issued, the Fund intends, to the extent possible, to purchase or redeem preferred shares from time to time to the extent necessary in order to maintain coverage of any preferred shares of at least 200%.

The Investment Company Act requires the Fund to maintain at all times an asset coverage of at least 300% of the amount of its borrowings. For the purpose of borrowing money, “asset coverage” means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments may be considered to be borrowings and thus subject to the Investment Company Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowings under the Investment Company Act.

With respect to the limitation regarding making loans to other persons set forth in subparagraph (3) above, the Investment Company Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.

With respect to the limitation regarding underwriting the securities of other issuers set forth in subparagraph (4) above, a technical provision of the Securities Act of 1933, as amended (the “Securities Act”) deems certain persons to be “underwriters” if they purchase a security from an issuer and later sell it to the public. Although it is not believed that the application of this Securities Act provision would cause a fund to be engaged in the business of underwriting, the policy set forth in subparagraph (4) will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act. Under the Securities Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus.

When used with respect to particular shares of the Fund, “majority of the outstanding” means (i) 67% or more of the shares present at a meeting of shareholders, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. Except for the fundamental policies disclosed above, all other policies of the Fund disclosed herein and in the Fund’s prospectus are non-fundamental policies which may be changed by the board of trustees of the Fund without shareholder approval.

Non-Fundamental Restrictions

The Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the board of trustees without the approval of the holders of a majority of the outstanding common shares or preferred shares, if any. The Fund may not:

2

(1)   change or alter the Fund’s investment objectives; and

(2)   under normal market conditions, invest less than 80% of its total assets of the Fund (including any assets attributable to money borrowed for investment purposes and including assets attributable to any preferred shares that may be outstanding) minus the sum of the Fund’s accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage) (“Managed Assets”) in senior secured, floating rate loans (“Senior Loans”). The Fund will provide shareholders with notice at least 60 days prior to changing this non-fundamental policy of the Fund unless such change was previously approved by shareholders. See “Risks.”

In addition, to comply with U.S. federal income tax requirements for qualification as a regulated investment company, the Fund’s investments will be limited in a manner such that at the close of each quarter of each taxable year, (a) no more than 25% of the value of the Fund’s total assets are invested (i) in the securities (other than U.S. government securities or securities of other regulated investment companies) of a single issuer or two or more issuers controlled (by owning 20% or more of their voting power) by the Fund and determined to be engaged in the same, similar or related trades or businesses or (ii) in the securities of one or more “qualified publicly traded partnerships” (as defined under Section 851(h) of the Internal Revenue Code of 1986, as amended (the “Code”)) and (b) with regard to at least 50% of the value of the Fund’s total assets, no more than 5% of the value of its total assets are invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of a single issuer and no investment (other than U.S. government securities or securities of other regulated investment companies) represents more than 10% of the outstanding voting securities of the issuer. These tax-related limitations may be changed by the trustees only to the extent appropriate in light of changes to applicable tax requirements.

The percentage limitations applicable to the Fund’s portfolio described in the prospectus and this Statement of Additional Information apply only at the time of investment and the Fund will not be required to sell securities due to subsequent changes in the value of securities it owns.

Investment Policies and Techniques

The following information supplements the discussion of the Fund’s investment policies and techniques in the prospectus.

Portfolio Contents

Senior Loans

A Senior Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the Senior Loan on behalf of the other Loan Investors in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan Investors.

Senior Loans primarily include senior floating rate loans to corporations and secondarily institutionally traded senior floating rate debt obligations issued by an asset-backed pool and interests therein. Loan interests primarily take the form of assignments purchased in the primary or secondary market. Loan interests may also take the form of participation interests in a Senior Loan. Such loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are Loan Investors or from other investors in loan interests.

The Fund may purchase “Assignments” from the Agent or other Loan Investors. The purchaser of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement (as defined herein) of the assigning Loan Investor and becomes a Loan Investor under the Loan Agreement with the same rights and obligations as the assigning Loan Investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Loan Investor.

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The Fund also may invest in “Participations.” Participations by the Fund in a Loan Investor’s portion of a Senior Loan typically will result in the Fund having a contractual relationship only with such Loan Investor, not with the Borrower. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Loan Investor selling the Participation and only upon receipt by such Loan Investor of such payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other Loan Investors through set-off against the Borrower and the Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the Borrower and the Loan Investor selling the Participation. In the event of the insolvency of the Loan Investor selling a Participation, the Fund may be treated as a general creditor of such Loan Investor. The selling Loan Investors and other persons interpositioned between such Loan Investors and the Fund with respect to such Participations will likely conduct their principal business activities in the banking, finance and financial services industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee’s monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

The Fund will only acquire Participations if the Loan Investor selling the Participation, and any other persons interpositioned between the Fund and the Loan Investor, at the time of investment has outstanding debt or deposit obligations rated investment grade (Baa3 or higher by Moody’s or BBB- or higher by S&P or Fitch, or comparably rated by another nationally recognized rating agency) or determined by the Adviser to be of comparable quality. The effect of industry characteristics and market compositions may be more pronounced. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.

In order to borrow money pursuant to a Senior Loan, a Borrower will for the term of the Senior Loan, pledge collateral, including but not limited to, (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill) and (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of Senior Loans made to non-public companies, the company’s shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower’s obligations under a Senior Loan.

In the process of buying, selling and holding Senior Loans, the Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, amendment fees, commissions and prepayment penalty fees. When the Fund buys a Senior Loan it may receive a facility fee and when it sells a Senior Loan it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Senior Loan. In certain circumstances, the Fund may receive a prepayment penalty fee upon the prepayment of a Senior Loan by a Borrower. Other fees received by the Fund may include covenant waiver fees, covenant modification fees or other amendment fees.

A Borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the Borrower and the holders of the Senior Loan (the “Loan Agreement”). Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to shareholders, provisions requiring the Borrower to maintain specific minimum financial ratios and limits on total debt. In addition, the Loan Agreement may contain a covenant requiring the Borrower to prepay the Loan with any free cash flow. Free cash flow is generally defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or sales of securities. A breach of a covenant which is not waived by the Agent, or by the Loan Investors directly, as the case may be, is normally an event of acceleration; i.e., the Agent, or the Loan Investors directly, as the case may be, has the right to call the outstanding Senior Loan. The typical practice of an Agent or a Loan Investor in relying exclusively or primarily on reports from the Borrower to monitor the Borrower’s compliance with covenants may involve a risk of fraud by the Borrower. In the case of a Senior Loan in the form of a Participation, the agreement between the buyer and seller may limit the rights of the holder to vote on certain changes which may be made to the Loan Agreement, such as waiving a breach of a covenant. However, the holder of the Participation will, in almost all cases, have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.

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In a typical Senior Loan the Agent administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the Borrower and the apportionment of these payments to the credit of all institutions which are parties to the Loan Agreement. The Fund will generally rely upon the Agent or an intermediate participant to receive and forward to the Fund its portion of the principal and interest payments on the Senior Loan. Furthermore, unless under the terms of a Participation Agreement the Fund has direct recourse against the Borrower, the Fund will rely on the Agent and the other Loan Investors to use appropriate credit remedies against the Borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the Borrower. The seller of the Senior Loan usually does, but is often not obligated to, notify holders of Senior Loans of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the Senior Loan, may give the Borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the Senior Loan. The Agent is compensated by the Borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis. With respect to Senior Loans for which the Agent does not perform such administrative and enforcement functions, the Fund will perform such tasks on its own behalf, although a collateral bank will typically hold any collateral on behalf of the Fund and the other Loan Investors pursuant to the applicable Loan Agreement.

A financial institution’s appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of Senior Loans. However, if assets held by the Agent for the benefit of the Fund were determined to be subject to the claims of the Agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a Senior Loan, or suffer a loss of principal and/or interest. In situations involving intermediate participants, similar risks may arise.

Senior Loans will usually require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from free cash flow, as defined above. The degree to which Borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the Borrower and competitive conditions among Loan Investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. However, the Fund may receive both a prepayment penalty fee from the prepaying Borrower and a facility fee upon the purchase of a new Senior Loan with the proceeds from the prepayment of the former.

From time to time, Blackstone and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in Senior Loans to, or acquire them from, the Fund or may be intermediate participants with respect to Senior Loans in which the Fund owns interests. Such banks may also act as Agents for Senior Loans held by the Fund.

The Fund may acquire interests in Senior Loans which are designed to provide temporary or “bridge” financing to a Borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. The Fund may also invest in Senior Loans of Borrowers that have obtained bridge loans from other parties. A Borrower’s use of bridge loans involves a risk that the Borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the Borrower’s perceived creditworthiness.

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The Fund is subject to the risk that collateral securing a loan will decline in value or have no value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Senior Loan to be undercollateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. In addition, the Fund may invest in Senior Loans guaranteed by, or secured by assets of, shareholders or owners, even if the Senior Loans are not otherwise collateralized by assets of the Borrower; provided, however, that such guarantees are fully secured. There may be temporary periods when the principal asset held by a Borrower is the stock of a related company, which may not legally be pledged to secure a Senior Loan. On occasions when such stock cannot be pledged, the Senior Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for the Senior Loan. However, the Borrower’s ability to dispose of such securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of Senior Loans and, indirectly, Senior Loans themselves.

If a Borrower becomes involved in bankruptcy proceedings, a court may invalidate the Fund’s security interest in the loan collateral or subordinate the Fund’s rights under the Senior Loan to the interests of the Borrower’s unsecured creditors or cause interest previously paid to be refunded to the Borrower. If a court required interest to be refunded, it could negatively affect the Fund’s performance. Such action by a court could be based, for example, on a “fraudulent conveyance” claim to the effect that the Borrower did not receive fair consideration for granting the security interest in the loan collateral to the Fund. For Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Loan were not received or retained by the Borrower, but were instead paid to other persons (such as shareholders of the Borrower) in an amount which left the Borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Fund’s security interest in loan collateral. If the Fund’s security interest in loan collateral is invalidated or the Senior Loan is subordinated to other debt of a Borrower in bankruptcy or other proceedings, the Fund would have substantially lower recovery, and perhaps no recovery, on the full amount of the principal and interest due on the Senior Loan.

The Fund may acquire warrants and other equity securities as part of a unit combining a Senior Loan and equity securities of a Borrower or its affiliates. The acquisition of such equity securities will only be incidental to the Fund’s purchase of a Senior Loan. The Fund may also acquire equity securities or credit securities (including non-dollar denominated equity or credit securities) issued in exchange for a Senior Loan or issued in connection with the debt restructuring or reorganization of a Borrower, or if such acquisition, in the judgment of GSO / Blackstone Debt Funds Management LLC (the “Adviser”) may enhance the value of a Senior Loan or would otherwise be consistent with the Fund’s investment policies.

Subordinated Loans

The Fund may invest in Subordinated Loans, which have the same characteristics as Senior Loans except that such loans are subordinated in payment and/or in lien priority to first lien holders. Accordingly, the risks associated with Subordinated Loans are higher than the risk of loans with first priority over the collateral. In the event of default on a Subordinated Loans, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral value would remain for the second priority lien holder and therefore result in a loss of investment to the Fund.

Subordinated Loans generally are subject to similar risks as those associated with investments in Senior Loans. Because Subordinated Loans are subordinated and thus lower in priority of payment and/or in priority of lien to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated Loans generally have greater price volatility than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in Subordinated Loans, which would create greater credit risk exposure for the holders of such loans. Subordinated Loans share the same risks as other below investment grade securities.

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Restricted and Illiquid Securities

The Fund may not be able to readily dispose of illiquid securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.

The Fund may purchase certain securities eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) (“Rule 144A Securities”). Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A under the Securities Act, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Fund’s board of trustees. Because it is not possible to predict with assurance how the market for Rule 144A Securities will develop, the Fund’s board of trustees has directed the Adviser to monitor carefully the Fund’s investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund’s investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

Rights Offerings and Warrants to Purchase

The Fund may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights’ and warrants’ expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Equity Securities

In addition to common stocks, the Fund may invest in equity securities, including preferred stocks, convertible securities, warrants and depository receipts.

Preferred Stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to credit securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior credit security with similar stated yield characteristics. Unlike interest payments on credit securities, preferred stock dividends are payable only if declared by the issuer’s board of trustees. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

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Warrants. Warrants are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the warrants’ expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Depository Receipts. The Fund may hold investments in sponsored and unsponsored American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) and other similar global instruments. ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either non-U.S. or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs present additional investment considerations of Non-U.S. Securities.

Cash Equivalents and Short-Term Debt Securities

For temporary defensive purposes, the Fund may invest up to 100% of its Managed Assets in cash equivalents and short-term debt securities. Short-term debt investments having a remaining maturity of 60 days or less when purchased will be valued at cost adjusted for amortization of premiums and accretion of discounts. Short-term debt securities are defined to include, without limitation, the following:

(1)   U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate. The recent economic crisis in the United States has negatively impacted government-sponsored entities, which include Federal Home Loan Banks, the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). As the real estate market has deteriorated through declining home prices and increasing foreclosure, government-sponsored entities, which back the majority of U.S. mortgages have experienced extreme volatility, and in some cases a lack of liquidity. In September 2008, Fannie Mae and Freddie Mac were placed under a conservatorship of the U.S. federal government. Any Fund investments for temporary defensive purposes in securities issued by Federal Home Loan Banks and Fannie Mae may ultimately lose value. The Adviser will monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objectives, but there can be no assurance that it will be successful in doing so.

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(2)   Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the FDIC.

(3)   Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4)   Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

When-Issued and Forward Commitment Securities

The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, it will designate on its books and records cash or liquid credit securities equal to at least the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Fund. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

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Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public’s perception of the creditworthiness of the issuer and changes, actual or anticipated, in the level of interest rates. Securities purchased with a forward commitment or when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risks that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Fund is fully invested may result in greater potential fluctuation in the value of the Fund’s net assets and its net asset value per share.

The risks and effect of settlements in the ordinary course on the Fund’s net asset value are not the same as the risks and effect of when-issued and forward commitment securities.

The purchase price of when-issued and forward commitment securities are expressed in yield terms, which reference a floating rate of interest, and is therefore subject to fluctuations of the security’s value in the market from the date of the Fund’s commitment (the “Commitment Date”) to the date of the actual delivery and payment for such securities (the “Settlement Date”). There is a risk that, on the Settlement Date, the Fund’s payment of the final purchase price, which is calculated on the yield negotiated on the Commitment Date, will be higher than the market’s valuation of the security on the Settlement Date. This same risk is also borne if the Fund disposes of its right to acquire a when-issued security, or its right to deliver or receive, a forward commitment security, and there is a downward market movement in the value of the security from the Commitment Date to the Settlement Date. No income accrues to the Fund during the period from the Commitment Date to the Settlement Date. On the other hand, the Fund may incur a gain if the Fund invests in when-issued and forward commitment securities and correctly anticipates the rise in interest rates and prices in the market.

The settlements of secondary market purchases of Senior Loans in the ordinary course, on a settlement date beyond the period expected by loan market participants (i.e. T+7 for par loans and T+20 for distressed loans, in other words more than seven or twenty business days beyond the trade date, respectively) are subject to the delayed compensation mechanics prescribed by the Loan Syndications and Trading Association (“LSTA”). For par loans, income accrues to the buyer of the Senior Loan (the “Buyer”) during the period beginning on the last date by which the Senior Loan purchase should have settled (T+7) to and including the actual settlement date. Should settlement of a par Senior Loan purchase in the secondary market be delayed beyond the T+7 period prescribed by the LSTA, the Buyer is typically compensated for such delay through a payment from the seller of the Senior Loan (this payment may be netted from the wire released on settlement date for the purchase price of the Senior Loan paid by the Buyer). In brief, the adjustment is typically calculated by multiplying the notional amount of the trade by the applicable margin in the Loan Agreement pro rated for the number of business days (calculated using a year of 360 days) beyond the settlement period prescribed by the LSTA, plus any amendment or consent fees that the Buyer should have received. Furthermore, the purchase of a Senior Loan in the secondary market is typically negotiated and finalized pursuant to a binding trade confirmation, and therefore, the risk of non-delivery of the security to the Fund is reduced or eliminated when compared with such risk when investing in when-issued or forward commitment securities.

Repurchase Agreements

As temporary investments, the Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Adviser, presents minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. The Adviser will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Adviser will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

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Short Sales

The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund may make short sales to hedge positions, for risk management, in order to maintain portfolio flexibility or to enhance income or gain.

When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Management of the Fund

Board of Trustees

The overall management of the business and affairs of the Fund is vested in the board of trustees. Starting with the first annual meeting of shareholders, the board of trustees is classified into three classes—Class I, Class II and Class III—as nearly equal in number as reasonably possible, with the trustees in each class to hold office until their successors are elected and qualified. At each succeeding annual meeting of shareholders, the successors to the class of trustees whose terms expire at that meeting are elected to hold office for terms expiring at the later of the annual meeting of shareholders held in the third year following the year of their election or the election and qualification of their successors.

Below is a list of the trustees and officers of the Fund and their present positions and principal occupations during the past five years. The business address of the Fund, the Adviser and their board members and officers is 345 Park Avenue, 31st Floor, New York, NY 10154, unless specified otherwise below.

Name and Year of Birth	Position(s) Held With Registrant	Term of Office and Length of Time Served(1)	Principal Occupation During the Past Five Years	Number of Registered Investment Companies in Fund Complex Overseen(2)	Other Directorships Held by the Trustee During the Past Five Years
NON-INTERESTED TRUSTEES
Edward H. D’Alelio Birth Year: 1952	Lead Independent Trustee and member of Audit and Nominating and Governance Committees	Since April 2010 Term Expires: 2020	Mr. D'Alelio was formerly a Managing Director and CIO for Fixed Income at Putnam Investments, Boston where he retired in 2002. He currently is an Executive in Residence with the School of Management, Univ. of Mass Boston.	7	Owl Rock Capital Corp.; Owl Rock Capital Corporation II

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Name and Year of Birth	Position(s) Held With Registrant	Term of Office and Length of Time Served(1)	Principal Occupation During the Past Five Years	Number of Registered Investment Companies in Fund Complex Overseen(2)	Other Directorships Held by the Trustee During the Past Five Years
Michael Holland Birth Year: 1944	Trustee and member of Audit and Nominating and Governance Committees	Since April 2010 Term Expires: 2019	Mr. Holland is the Chairman of Holland & Company, a private investment firm he founded in 1995. He is also President and Founder of the Holland Balanced Fund.	7	The China Fund, Inc.; State Street Master Funds; Reaves Utility Income Fund.
Thomas W. Jasper Birth Year: 1948	Trustee, Chairman of Audit Committee and member of Nominating and Governance Committee	Since April 2010 Term Expires: 2018	Mr. Jasper is the Managing Partner of Manursing Partners LLC, a consulting firm. He was Chief Executive Officer of Primus Guaranty, Ltd. from 2001–2010.	7	Ciner Resources LP.
Gary S. Schpero Birth Year: 1953	Trustee, Chairman of Nominating and Governance Committee and member of Audit Committee	Since May 2012 Term Expires: 2018	Retired. Prior to January 2000, Mr. Schpero was a partner at the law firm of Simpson Thacher & Bartlett LLP where he served as managing partner of the Investment Management and Investment Company Practice Group.	4	EQ Advisors Trust; 1290 Funds; AXA Premier VIP Trust
INTERESTED TRUSTEES(3)
Daniel H. Smith, Jr. Birth Year: 1963	Chairman of the Board, President, Chief Executive Officer, Trustee	Since April 2010 Term Expires: 2019	Mr. Smith is a Senior Managing Director of GSO and is Head of GSO / Blackstone Debt Funds Management LLC. Mr. Smith joined GSO from the Royal Bank of Canada in July 2005 where he was a Managing Partner and Co-head of RBC Capital Market's Alternative Investments Unit.	4	None

(1)	The board of trustees of the Fund is divided into three classes: Class I, Class II and Class III. At the first annual meeting, trustees of Class I were elected to the board of trustees for a term expiring at the next succeeding annual meeting of stockholders, trustees of Class II were elected to the board of trustees for a term expiring at the second succeeding annual meeting of stockholders and trustees of Class III were elected to the board of trustees for a term expiring at the third succeeding annual meeting of stockholders. At each subsequent annual meeting of stockholders, the trustees chosen to succeed those whose terms expired are identified as being of the same class as the trustees whom they succeeded and are elected for a term expiring at the time of the third succeeding annual meeting of stockholders subsequent to their election, or thereafter in each case when their respective successors are elected and qualified.

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(2)	The “Fund Complex” consists of the Fund, Blackstone / GSO Long-Short Credit Income Fund, Blackstone / GSO Strategic Credit Fund and Blackstone / GSO Floating Rate Enhanced Income Fund (collectively, the “GSO Funds”), as well as the Blackstone Real Estate Income Funds (Blackstone Real Estate Income Fund, Blackstone Real Estate Income Fund II and Blackstone Real Estate Income Master Fund). The Family of Investment Companies includes the GSO Funds.

(3)	"Interested person" of the Fund as defined in Section 2(a)(19) of the Investment Company Act. Mr. Smith is an interested person due to his employment with the Adviser.

The board of trustees is currently comprised of five trustees. Daniel H. Smith, Jr. serves as Chairman of the Board. Mr. Smith is an “interested person” of the Fund. The appointment of Mr. Smith as Chairman reflects the board of trustees’ belief that his experience, familiarity with the Fund’s day-to-day operations and access to individuals with responsibility for the Fund’s management and operations will provide the board of trustees with insight into the Fund’s business and activities and, with his access to appropriate administrative support, will facilitate the efficient development of meeting agendas that address the Fund’s business, legal and other needs and the orderly conduct of board meetings. The board of trustees has determined that its leadership structure is appropriate in light of the Fund’s circumstances and provides for the informed and independent exercise of its responsibilities. The board of trustees also has a lead independent trustee to ensure that the independent trustees have adequate control and influence over the governance of the board of trustees. In addition, a substantial majority of the board of trustees are independent trustees, all committees are chaired by independent trustees and the board of trustees’ small size facilitates the orderly and efficient flow of information among trustees and with Fund management.

Share Ownership

Set forth in the table below is the dollar range of equity securities held in the Fund and on an aggregate basis for the entire Family of Investment Companies overseen by each trustee as of December 31, 2017. Investment companies are considered to be in the same family if they share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services.

Name of Trustee	Dollar Range(1) of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities Overseen by trustee in the Family of Investment Companies(2)
NON-INTERESTED TRUSTEES;
Edward H. D’Alelio	[ ]	[ ]
Michael Holland	[ ]	[ ]
Thomas W. Jasper	[ ]	[ ]
Gary S. Schpero	[ ]	[ ]
INTERESTED TRUSTEES:
Daniel H. Smith, Jr.	[ ]	[ ]

(1)	“Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.
(2)	The term “Family of Investment Companies” means any two registered investment companies that:
(i)	share the same investment adviser or principal underwriter; and
(ii)	hold themselves out to investors as related companies for purposes of investment and investor services.

The Family of Investment Companies includes the GSO Funds.

Trustee Transactions with Fund Affiliates

[As of December 31, 2017, none of the non-interested trustees, nor members of their immediate families owned securities, beneficially or of record, in the Adviser, or an affiliate or person directly or indirectly controlling, controlled by, or under common control with the Adviser, other than investments in the Funds and investments in affiliated investment vehicles that, pursuant to guidance from the SEC Staff, do not affect such trustee’s independence. Furthermore, over the past [five] years, neither the non-interested trustees nor members of their immediate families have had any direct or indirect interest, the value of which exceeds $120,000, in the Adviser or any of its affiliates. In addition, since the beginning of the last two calendar years, neither the non-interested trustees nor members of their immediate families have conducted any transactions (or series of transactions) or maintained any direct or indirect relationship in which the amount involved exceeds $120,000 and to which the Adviser or any affiliate of the Adviser was a party.]

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Experience of Trustees

The trustees were selected to join the board of trustees based upon the following as to each trustee: his character and integrity; his service as a member of other boards of directors; his willingness to serve and willingness and ability to commit the time necessary to perform the duties of a trustee; as to each trustee other than Mr. Smith, his status as not being an “interested person” as defined in the Investment Company Act; and, as to Mr. Smith, his role with GSO Capital Partners LP (collectively with its affiliates in the credit-focused business of The Blackstone Group, L.P., “GSO”) and The Blackstone Group L.P. (collectively with its affiliates as the context requires, “Blackstone”). No factor, by itself, was controlling. In addition to the information provided in the table included above, each trustee possesses the following attributes: Mr. D’Alelio, experience as an investment professional; Mr. Holland, experience as an investment professional and service as a board member of other registered management investment companies; Mr. Jasper, experience as an investment professional in the structured products market and experience concerning risk management; Mr. Schpero, experience as a legal professional specializing in asset management and services as a board member of other registered management investment companies; and Mr. Smith, experience as an executive and portfolio manager and leadership roles with GSO and Blackstone. References to the qualifications, attributes and skills of the trustees are pursuant to requirements of the SEC, do not constitute holding out of the board of trustees or any trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the board of trustees by reason thereof.

Compensation of Trustees

The fees and expenses of the trustees of the Fund are paid by the Fund. The trustee who is a member of the Blackstone organization receives no compensation from the Fund. The following table sets forth certain information for the fiscal year ended December 31, 2017.

Name of Trustee	Aggregate Compensation Paid from the Fund	Aggregate Compensation from the Fund and Fund Complex Paid to Directors
NON-INTERESTED TRUSTEES
Edward H. D’Alelio	[ ]	[ ]
Michael Holland	[ ]	[ ]
Thomas W. Jasper	[ ]	[ ]
Gary S. Schpero	[ ]	[ ]
INTERESTED TRUSTEES:
Daniel H. Smith, Jr.	$0	$0

[Effective January 1, 2018, the GSO Funds will pay every trustee who is not a director, officer, employee, or affiliate of GSO or ALPS Fund Services, Inc., a retainer fee of $120,000 per annum. The Chairman of the Audit Committee and the Chairman of the Nominating and Governance Committee also will receive a retainer fee of $10,000 per annum from the GSO Funds. The Lead Independent Trustee will receive a retainer fee of $14,000 per annum from the GSO Funds. The trustees that serve on the Blackstone Real Estate Income Funds receive a retainer of $60,000 per annum.]

Board Committees

The board of trustees of the Fund currently has two committees: an Audit Committee and a Nominating and Governance Committee.

The Audit Committee consists of Edward H. D’Alelio, Michael Holland, Thomas W. Jasper and Gary S. Schpero, all of whom have been determined not to be “interested persons” of the Fund under the Investment Company Act and who are “independent” as defined in the New York Stock Exchange listing standards. The Audit Committee acts according to the Audit Committee charter. Thomas W. Jasper has been appointed as Chair of the Audit Committee. The Audit Committee is responsible for assisting the board of trustees of the Fund in fulfilling its oversight responsibilities relating to accounting and financial reporting policies and practices of the Fund, including, but not limited to, the adequacy of the Fund’s accounting and financial reporting processes, policies and practices; the integrity of the Fund’s financial statements; the adequacy of the Fund’s overall system of internal controls; the Fund’s compliance with legal and regulatory requirements; the qualification and independence of the Fund’s independent registered public accounting firm; the performance of the Fund’s internal audit function provided by the Adviser and the Fund’s other service providers; and the review of the report required to be included in the Fund’s annual proxy statement by the rules of the SEC. The board of trustees has determined that Mr. Jasper is an audit committee financial expert and that each is independent for the purpose of the definition of audit committee financial expert as applicable to the Fund. The Audit Committee met ___ times during the fiscal year ended December 31, 2017.

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The Nominating and Governance Committee is responsible for selecting and nominating candidates for election as trustees to the board of trustees of the Fund. The members of the Nominating and Governance Committee are Edward H. D’Alelio, Michael Holland, Thomas W. Jasper and Gary S. Schpero, all of whom have been determined not to be “interested persons” of the Fund under the Investment Company Act and who are “independent” as defined in the New York Stock Exchange listing standards. Gary S. Schpero has been appointed as Chair of the Nominating and Governance Committee. The Nominating and Governance Committee may accept nominees recommended by a stockholder as it deems appropriate. Stockholders who wish to recommend a nominee for the Fund’s board of trustees should send recommendations to the Fund’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the board of trustees and to serve if elected by the stockholders. The Nominating and Governance Committee met ___ times during the fiscal year ended December 31, 2017.

Risk Oversight

The board of trustees’ role in risk oversight of the Fund reflects its responsibility under applicable state law to oversee generally, rather than to manage, the operations of the Fund. In line with this oversight responsibility, the board of trustees receives reports and makes inquiry at its regular meetings and as needed regarding the nature and extent of significant Fund risks (including investment, compliance and valuation risks) that potentially could have a materially adverse impact on the business operations, investment performance or reputation of the Fund, but relies upon the Fund’s management (including the Fund’s portfolio managers) and Chief Compliance Officer, who reports directly to the board of trustees, and the Adviser to assist it in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. In addition to reports and other information received from Fund management and the Adviser regarding the Fund’s investment program and activities, the board of trustees as part of its risk oversight efforts expects to meet at its regular meetings and as needed with the Fund’s Chief Compliance Officer to discuss, among other things, risk issues and issues regarding the policies, procedures and controls of the Fund. The board of trustees may be assisted in performing aspects of its role in risk oversight by the Audit Committee and such other standing or special committees as may be established from time to time by the board of trustees. For example, the Audit Committee of the board of trustees will meet regularly with the Fund’s independent public accounting firm to review, among other things, reports on the Fund’s internal controls for financial reporting.

The board of trustees believes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the trustees as to risk management matters may be summaries of relevant information and may be inaccurate or incomplete. As a result of the foregoing and other factors, the board of trustees risk management oversight is expected to be subject to substantial limitations.

Prior to the initial public offering, all of the outstanding shares of the Fund were owned by the Adviser.

Officers of the Fund

The Fund’s executive officers will be chosen each year at a regular meeting of the board of trustees to hold office until their respective successors are duly elected and qualified. The executive officers of the Fund currently are:

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Name and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years
Daniel H. Smith, Jr. Birth Year: 1963	Trustee, Chairman of the Board, President, Chief Executive Officer	Officer Since: April 2010 Term of Office: Indefinite	Mr. Smith is a Senior Managing Director of GSO and is Head of GSO / Blackstone Debt Funds Management LLC. Mr. Smith joined GSO from the Royal Bank of Canada in July 2005 where he was a Managing Partner and Co-head of RBC Capital Market’s Alternative Investments Unit.
Dohyun (Doris) Lee-Silvestri Birth Year: 1977	Chief Financial Officer and Treasurer	Officer Since: March 2016 Term of Office: Indefinite	Doris Lee-Silvestri is a Managing Director and Chief Financial Officer of GSO. At GSO, Ms. Lee-Silvestri was most recently the head of the fund accounting and financial reporting group. Before joining GSO in 2006, Ms. Lee-Silvestri held a variety of positions at Merrill Lynch Investment Advisors and JP Morgan Partners within the respective finance and accounting teams. In addition, Ms. Lee-Silvestri worked at McGladrey LLP, a global public accounting firm.
Robert Zable Birth Year: 1972	Executive Vice President and Assistant Secretary	Officer Since: September 2015 Term of Office: Indefinite	Mr. Zable is a Senior Managing Director of GSO. Before joining GSO, Mr. Zable was a Vice President at FriedbergMilstein LLC, where he was responsible for credit opportunity investments and junior capital origination and execution. Prior to that, Mr. Zable was a Principal with Abacus Advisors Group, a restructuring and distressed investment firm. Mr. Zable began his career at JP Morgan Securities Inc., where he focused on leveraged finance in New York and London. Mr. Zable received a BS from Cornell University, and an MBA in Finance from The Wharton School at the University of Pennsylvania.
Marisa Beeney Birth Year: 1970	Chief Compliance Officer, Chief Legal Counsel and Secretary	Officer Since: April 2010 Term of Office: Indefinite	Ms. Beeney is a Managing Director, Chief Legal Officer and Chief Compliance Officer of GSO. From March 2007 to December 2008, she served as Counsel and Director of GSO. Prior to that time she was with the finance group of DLA Piper since 2005.

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Name and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years
Jane Lee Birth Year: 1972	Public Relations Officer	Officer Since: November 2010 Term of Office: Indefinite

Ms. Lee is a Managing Director of GSO and Head of GSO / Blackstone’s capital formation efforts. Ms. Lee joined GSO from Royal Bank of Canada in July 2005, where she was most recently a partner in the Debt Investments Group and was responsible for origination of new CLO transactions and investor relations.

The Fund’s officers do not receive compensation from the Fund, but are reimbursed for all out-of-pocket expenses relating to attendance at meetings of the board of trustees.

The Adviser

GSO / Blackstone Debt Funds Management LLC acts as the Fund’s investment adviser. The Adviser, a wholly-owned subsidiary of GSO, is a registered investment adviser. GSO is the credit platform of Blackstone, which is a leading global manager of private capital. The alternative asset management business includes the management of private equity funds, real estate funds, real estate investment trusts, funds of hedge funds, hedge funds, credit-focused funds, collateralized loan obligation vehicles, separately managed accounts and registered investment companies. Blackstone’s business is organized into four segments: private equity, real estate, hedge fund solutions and credit. Through its different investment businesses, as of December 31, 2017, Blackstone had total assets under management of over $___ billion. As of December 31, 2017, GSO’s asset management operation had aggregate assets under management of over $___ billion across multiple strategies within the leveraged finance marketplace, including loans, high yield bonds, distressed and mezzanine debt and private equity, including hedge funds. The Adviser is part of the Customized Credit Strategies business unit of GSO and is responsible for managing long-only credit strategies, including investments in U.S. and European senior secured loans, high yield bonds, and structured credit investments, in vehicles, including CLOs, separately managed accounts, commingled funds, three other closed-end funds and a sub-advised exchange-traded fund.

Pursuant to the investment advisory agreement, the Adviser manages the Fund’s investment portfolio, directs purchases and sales of portfolio securities and reports thereon to the Fund’s officers and trustees regularly. The Adviser or its parent also provides the office space, facilities, equipment and personnel necessary to perform the following services for the Fund: SEC compliance, including record keeping, reporting requirements and registration statements and proxies; supervision of Fund operations, including coordination of functions of the transfer agent, custodian, accountants, counsel and other parties performing services or operational functions for the Fund; and certain administrative and clerical services, including certain accounting services and maintenance of certain books and records.

The investment advisory agreement between the Fund and the Adviser was approved by the Fund’s board of trustees, including a majority of the trustees who are not parties to the agreement or “interested persons” (as such term is defined in the Investment Company Act) of any such party (in such capacity, the “independent trustees”), in principle at an “in person” meeting held on April 26, 2010. The agreement was approved by the sole common shareholder of the Fund on May 24, 2010.

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The investment advisory agreement provides for the Fund to pay a management fee at an annual rate equal to 0.90% of the average daily value of the Fund’s Managed Assets. “Managed Assets” are the total assets of the Fund (including any assets attributable to money borrowed for investment purposes and including assets attributable to any preferred stock that may be outstanding) minus the sum of the Fund’s accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). This means that during periods in which the Fund is using leverage, the fees paid to the Adviser will be higher than if the Fund did not use leverage because the fees are calculated as a percentage of the Fund’s Managed Assets, which include those assets purchased with leverage. As such, the Adviser may have a financial incentive to increase the Fund’s use of leverage, which constitutes an inherent conflict of interest. In connection with the term extension, the Adviser reduced its fee from 1.00% to 0.90% of the average daily value of the Fund’s Managed Assets, effective from the date the term extension was approved by shareholders until the Fund’s dissolution date. For the fiscal years ended December 31, 2017, December 31, 2016 and December 31, 2015, the Fund paid the Adviser management fees of $3,965,472, $3,755,885 and $4,045,056, respectively.

The investment advisory agreement will continue in effect, unless otherwise terminated, until June 1, 2018, and then from year to year thereafter, provided such continuance is specifically approved at least annually by both (1) the vote of a majority of the Fund’s board of trustees or the vote of a majority of the outstanding securities entitled to vote (as such term is defined in the Investment Company Act) and (2) by the vote of a majority of the independent trustees, cast in person at a meeting called for the purpose of voting on such approval. The agreement may be terminated at any time, without the payment of any penalty, by the Fund (upon the vote of a majority of the Fund’s board of trustees or a majority of the outstanding securities entitled to vote) or by the Adviser, upon not more than 60 nor less than 30 days’ written notice by either party to the other which can be waived by the non-terminating party. The agreement will terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).

The investment advisory agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Adviser is not liable to the Fund or any of the Fund’s shareholders for any act or omission by the Adviser in the supervision or management of its respective investment activities or for any loss sustained by the Fund or the Fund’s shareholders and provides for indemnification by the Fund of the Adviser, its trustees, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Fund, subject to certain limitations and conditions.

Although the professional staff of the Adviser will devote as much time to the management of the Fund as the Adviser deems appropriate to perform its duties in accordance with the investment advisory agreement and in accordance with reasonable commercial standards, the professional staff of the Adviser may have conflicts in allocating its time and services among the Fund and the Adviser’s other investment vehicles and accounts. The Adviser has informed the board of trustees that the services of the Adviser are not exclusive, and the Adviser provides similar services to other investment companies and other clients and may engage in other activities.

A discussion regarding the basis for the most recent approval of the continuation of the investment advisory agreement by the board of trustees is available in the Fund’s semiannual report to shareholders for the six-months ended June 30, 2017.

Administrator

ALPS Fund Services, Inc., located at 1290 Broadway, 11th Floor, Denver, Colorado 80203, serves as administrator to the Fund. Under the Administration Agreement, ALPS maintains the Fund’s general ledger and is responsible for calculating the net asset value of the common shares, and generally managing the administrative affairs of the Fund. ALPS is entitled to receive a monthly fee at the annual rate of 0.09% of the Fund’s average daily Managed Assets, subject to a minimum annual fee of the lesser of $225,000 or (if below $225,000) 0.14% of the average daily value of the Fund’s Managed Assets. During periods when the Fund is using leverage, the fees paid to ALPS will be higher than if the Fund did not use leverage because the fees paid are calculated on the basis of the Fund’s Managed Assets, which includes assets purchased through leverage.

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Portfolio Managers

Unless otherwise indicated, the information below is provided as of the date of this Statement of Additional Information.

The table below identifies the number of accounts for which the Fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated as of December 31, 2017.

As of December 31, 2017, Robert Zable managed or was a member of the management team for the following client accounts:

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	[3*	$1.9 billion*	0	0
Pooled Investment Vehicles Other Than Registered Investment Companies	21	$11.7 billion	21	$11.7 billion
Other Accounts	1	$0.5 billion	0	0]

As of December 31, 2017, Gordon McKenie managed or was a member of the management team for the following client accounts:

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	[4*	$3.0 billion*	0	0
Pooled Investment Vehicles Other Than Registered Investment Companies	0	0	0	0
Other Accounts	0	0	0	0]

*	Including the Fund.

Portfolio Manager Compensation

The Adviser’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary and a discretionary bonus.

Base Compensation. Generally, portfolio managers receive base compensation and employee benefits based on their individual seniority and/or their position with the firm.

Discretionary Compensation. In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation is based on individual seniority, contributions to the Adviser and performance of the client assets that the portfolio manager has primary responsibility for. These compensation guidelines are structured to closely align the interests of employees with those of the Adviser and its clients.

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Securities Ownership of Portfolio Managers

The following table shows the dollar range of equity securities owned by the portfolio managers in the Fund as of December 31, 2017.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Robert Zable	[ ]
Gordon McKenie	[ ]

Potential Conflicts of Interest

The purchase of common shares in the Fund involves a number of significant risks that should be considered before making any investment. The Fund and common shareholders will be subject to a number of actual and potential conflicts of interest involving the Firm. In addition, as a consequence of Blackstone holding a controlling interest in GSO and Blackstone’s status as a public company, the officers, directors, members, managers and employees of GSO will take into account certain additional considerations and other factors in connection with the management of the business and affairs of the Fund that would not necessarily be taken into account if Blackstone were not a public company. The following discussion enumerates certain, but not all, potential conflicts of interest that should be carefully evaluated before making an investment in the Fund, but is not intended to be an exclusive list of all such conflicts. The Firm and its personnel may in the future engage in further activities that may result in additional conflicts of interest not addressed below. Any references to the Firm, GSO, Blackstone or the Adviser in this section will be deemed to include their respective affiliates, partners, members, shareholders, officers, directors and employees, except that portfolio companies of managed clients shall only be included to the extent the context shall require and references to GSO affiliates shall only be to affiliates operating as a part of Blackstone’s credit focused business group.

Broad and Wide-Ranging Activities. The Firm engages in a broad spectrum of activities. In the ordinary course of its business activities, the Firm will engage in activities where the interests of certain divisions of the Firm or the interests of its clients will conflict with the interests of the common shareholders in the Fund. Other present and future activities of the Firm will give rise to additional conflicts of interest. In the event that a conflict of interest arises, the Adviser will attempt to resolve such conflict in a fair and equitable manner, subject to the limitations of the Investment Company Act. common shareholders should be aware that conflicts will not necessarily be resolved in favor of the Fund’s interests.

The Firm’s Policies and Procedures. Certain policies and procedures implemented by the Firm to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions will from time to time reduce the synergies across the Firm’s various businesses that the Fund expects to draw on for purposes of pursuing attractive investment opportunities. Because the Firm has many different asset management and advisory businesses, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business. In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses, the Firm has implemented certain policies and procedures (e.g., information walls) that reduce the positive synergies that GSO may utilize for purposes of managing the Fund. For example, the Firm will from time to time come into possession of material non-public information with respect to companies in which the Fund may be considering making an investment or companies that are the Firm’s advisory clients. As a consequence, that information, which could be of benefit to the Fund, is likely to be restricted to those other businesses of the Firm and otherwise be unavailable to the Fund, and will also restrict the Fund’s investment opportunities. Additionally, the operations of the Firm’s policies may restrict or otherwise limit the Fund from entering into agreements with, or related to, companies that either are advisory clients of the Firm or in which any Other Clients (as defined below) have invested or has considered making an investment. Furthermore, there will be circumstances in which affiliates of the Firm (including Other Clients) may refrain from taking certain confidential information in order to avoid trading restrictions. Finally, the Firm has and will enter into one or more strategic relationships in certain regions or with respect to certain types of investments that, although possibly intended to provide greater opportunities for the Fund, may require the Fund to share such opportunities or otherwise limit the amount of an opportunity the Fund can otherwise take.

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Other Firm Businesses, Activities and Relationships. As part of its regular business, Blackstone provides a broad range of investment banking, advisory and other services. In addition, Blackstone and its affiliates may provide services in the future beyond those currently provided. common shareholders will not receive any benefit from any fees received by Blackstone. In the regular course of its capital markets, investment banking, real estate, advisory and other businesses, Blackstone represents potential purchasers, sellers and other involved parties, including corporations, financial buyers, management, shareholders and institutions, with respect to transactions that could give rise to investments that are suitable for the Fund. In such a case, a Blackstone client would typically require Blackstone to act exclusively on its behalf. This advisory client request may preclude all Blackstone-affiliated clients, including the Fund, from participating in related transactions that would otherwise be suitable. Blackstone will be under no obligation to decline any such engagements in order to make an investment opportunity available to the Fund. In connection with its capital markets, investment banking, real estate, advisory and other businesses, Blackstone comes into possession of information that limits its ability to engage in potential transactions. The Fund’s activities are expected to be constrained as a result of the inability of Blackstone personnel to use such information. For example, employees of Blackstone from time to time are prohibited by law or contract from sharing information with members of the Fund’s investment team. Additionally, there are expected to be circumstances in which one or more individuals associated with Blackstone affiliates (including clients) will be precluded from providing services related to the Fund’s activities because of certain confidential information available to those individuals or to other parts of Blackstone (e.g., trading may be restricted). Where Blackstone affiliates are engaged to find buyers or financing sources for potential sellers of assets, the seller may permit the Fund to act as a participant in such transactions (as a financing partner), which would raise certain conflicts of interest inherent in such a situation (including as to the negotiation of the purchase price). The Firm has long-term relationships with a significant number of corporations and their senior management. In determining whether to invest in a particular transaction on behalf of the Fund, the Adviser will consider those relationships and may decline to participate in a transaction as a result of one or more of such relationships. The Firm is under no obligation to decline any engagements or investments in order to make an investment opportunity available to the Fund. The Fund may be forced to sell or hold existing investments as a result of investment banking relationships or other relationships that the Firm may have or transactions or investments the Firm may make or have made. Subject to the Investment Company Act, the Fund may also co-invest with clients of the Firm in particular investment opportunities, and the relationship with such clients could influence the decisions made by the Adviser with respect to such investments. There can be no assurance that all potentially suitable investment opportunities that come to the attention of the Firm will be made available to the Fund.

Blackstone will from time to time participate in underwriting or lending syndicates with respect to current or potential portfolio companies, or may otherwise be involved in the public offering and/or private placement of debt or equity securities issued by, or loan proceeds borrowed by, such portfolio companies, or otherwise in arranging financing (including loans) for such portfolio companies or advise on such transactions. Such underwritings or engagements may be on a firm commitment basis or may be on an uncommitted “best efforts” basis. There may also be circumstances in which the Fund commits to purchase a portion of an issuance by such a portfolio company for which a Blackstone broker-dealer intends to syndicate to third parties and, in connection therewith and as a result thereof, subject to the limitations of the Investment Company Act, Blackstone may receive commissions or other compensation.

Blackstone will also from time to time, on behalf of the Fund or other parties to a transaction involving the Fund, effect transactions, including transactions in the secondary markets where it will from time to time have a potential conflict of interest regarding the Fund and the other parties to those transactions to the extent it receives commissions or other compensation from such other parties. Subject to applicable law, Blackstone will from time to time receive underwriting fees, discounts, placement commissions, lending arrangement and syndication fees (or, in each case, rebates of any such fees, whether in the form of purchase price discounts or otherwise, even in cases where Blackstone or an Other Client is purchasing debt) or other compensation with respect to the foregoing activities, none of which are required to be shared with the Fund or its common shareholders. In addition, the advisory fee generally will not be reduced by such amounts. Therefore, Blackstone will from time to time have a potential conflict of interest regarding the Fund and the other parties to those transactions to the extent it receives commissions, discounts or such other compensation from such other parties. Subject to applicable law, the Fund may approve any transactions in which a Blackstone broker-dealer acts as an underwriter, as broker for the Fund, or as dealer, broker or advisor, on the other side of a transaction with the Fund. Firm employees, including employees of GSO, are generally permitted to invest in alternative investment funds, real estate funds, hedge funds or other investment vehicles, including potential competitors of the Fund. Common shareholders will not receive any benefit from any such investments. Additionally, it can be expected that GSO and/or Blackstone will, from time to time, enter into arrangements or strategic relationships with third parties, including other asset managers, financial firms or other businesses or companies, which, among other things, provide for referral or sharing of investment opportunities. It is possible that the Fund will, along with GSO and/or Blackstone itself, benefit from the existence of those arrangements and/or relationships. It is also possible that investment opportunities that otherwise would be presented to or made by the Fund would instead be referred (in whole or in part) to such third party. For example, a firm with which GSO and/or Blackstone has entered into a strategic relationship may be afforded with “first-call” rights on a particular category of investment opportunities.

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On October 1, 2015 Blackstone spun-off its financial and strategic advisory services, restructuring and reorganization advisory services, and its Park Hill fund placement businesses and combined these businesses with PJT Partners, an independent financial advisory firm founded by Paul J. Taubman. While the new combined business will operate independently from Blackstone and will not be an affiliate thereof, nevertheless conflicts may arise in connection with transactions between or involving the Fund and the entities in which it invests on the one hand and the spun-off firm on the other. Specifically, given that the spun-off firm will not be an affiliate of Blackstone, there may be fewer or no restrictions or limitations placed on transactions or relationships engaged in by the new advisory business as compared to the limitations or restrictions that might apply to transactions engaged in by an affiliate of Blackstone. It is expected that there will be substantial overlapping ownership between Blackstone and the spun-off firm for a considerable period of time going forward. Therefore, conflicts of interest in doing transactions involving the spun-off firm will still arise. The preexisting relationship between Blackstone and its former personnel involved in such financial and strategic advisory services, the overlapping ownership, co-investment and other continuing arrangements, may influence GSO in deciding to select or recommend such new company to perform such services for the Fund (the cost of which will generally be borne directly or indirectly by the Fund). Nonetheless, the Adviser and GSO will be free to cause the Fund to transact with PJT Partners notwithstanding such overlapping interests in, and relationships with, PJT Partners. See “Service Providers and Counterparties” below.

In addition, other present and future activities of the Firm and its affiliates (including GSO and the Adviser) will from time to time give rise to additional conflicts of interest relating to the Firm and its investment activities. In the event that any such conflict of interest arises, the Adviser will attempt to resolve such conflict in a fair and equitable manner. Common shareholders should be aware that conflicts will not necessarily be resolved in favor of the their interests.

Other Affiliate Transactions and Investments in Different Levels of Capital Structure. From time to time, the Fund and the Other Clients may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities, subject to the limitations of the Investment Company Act. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. To the extent the Fund holds securities that are different (including with respect to their relative seniority) than those held by an Other Client, the Adviser and its affiliates may be presented with decisions when the interests of the Fund and Other Clients are in conflict. For example, conflicts could arise where the Fund lends funds to a portfolio company while an Other Client invests in equity securities of such portfolio company. In this circumstance, for example, if such portfolio company goes into bankruptcy, becomes insolvent or is otherwise unable to meet its payment obligations or comply with its debt covenants, conflicts of interest could arise between the holders of different types of securities as to what actions the portfolio company should take. In addition, purchases or sales of securities for the account of the Fund (particularly marketable securities) will be bunched or aggregated with orders for Other Clients. It is frequently not possible to receive the same price or execution on the entire volume of securities sold, and the various prices may be averaged, which may be disadvantageous to the Fund. Further conflicts could arise after the Fund and other affiliates have made their respective initial investments. For example, if additional financing is necessary as a result of financial or other difficulties, it may not be in the best interests of the Fund to provide such additional financing. If the other affiliates were to lose their respective investments as a result of such difficulties, the ability of the Adviser to recommend actions in the best interests of the Fund might be impaired. GSO may in its discretion take steps to reduce the potential for adversity between the Fund and the Other Clients, including causing the Fund and/or such Other Clients to take certain actions that, in the absence of such conflict, it would not take, including selling Fund assets (possibly at disadvantageous times or disadvantageous conditions) or taking other actions in order to comply with the Investment Company Act. In addition, there may be circumstances where GSO agrees to implement certain procedures to ameliorate conflicts of interest that may involve a forbearance of rights relating to the Fund or Other Clients, such as where GSO may cause Other Clients to decline to exercise certain control- and/or foreclosure-related rights with respect to a portfolio company. In addition, conflicts may arise in determining the amount of an investment, if any, to be allocated among potential investors and the respective terms thereof. There can be no assurance that any conflict will be resolved in favor of the Fund. There can be no assurance that the return on the Fund’s investment will be equivalent to or better than the returns obtained by the Other Clients participating in the transaction. The common shareholders will not receive any benefit from fees paid to any affiliate of the Adviser from a portfolio company in which an Other Client also has an interest to the extent permitted by the Investment Company Act.

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Other Blackstone and GSO Clients; Allocation of Investment Opportunities. Certain inherent conflicts of interest arise from the fact that GSO and Blackstone provide investment management and sub-advisory services to other registered investment companies, investment funds, client accounts and proprietary accounts that GSO or Blackstone may establish (other than the Fund) (collectively, the “Other Clients”).

The respective investment programs of the Fund and the Other Clients may or may not be substantially similar. GSO and/or Blackstone may give advice to, and recommend securities for, Other Clients that may differ from advice given to, or securities recommended or bought for, the Fund, even though their investment objectives may be the same as or similar to those of the Fund. While GSO will seek to manage potential conflicts of interest in a fair and equitable manner, the portfolio strategies employed by GSO and Blackstone in managing their respective Other Clients could conflict with the transactions and strategies employed by GSO in managing the Fund and may affect the prices and availability of the securities and instruments in which the Fund invests. Conversely, participation in specific investment opportunities may be appropriate, at times, for both the Fund and Other Clients. In any event, it is the policy of GSO to allocate investment opportunities and sale opportunities on a basis deemed by GSO, in its sole discretion, to be fair and equitable over time.

Allocation Methodology Considerations

GSO will share any investment and sale opportunities with such Other Clients and the Fund in accordance with the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and Firm-wide allocation policies, which generally provide for sharing pro rata based on targeted acquisition size or targeted sale size.

Notwithstanding the foregoing, GSO may also consider the following factors in making any allocation determinations, and such factors may result in a different allocation of investment and/or sale opportunities:

(a) the risk-return and target return profile of the proposed investment relative to the Fund’s and the Other Clients’ current risk profiles;

(b) the Fund’s and/or the Other Clients’ investment objectives, policies, guidelines, restrictions and terms, including whether such objectives are considered solely in light of the specific investment under consideration or in the context of the respective portfolios’ overall holdings;

(c) the need to re-size risk in the Fund’s or the Other Clients’ portfolios (including the potential for the proposed investment to create an industry, sector or issuer imbalance in the Fund’s and Other Clients’ portfolios, as applicable) and taking into account any existing non-pro rata investment positions in the portfolio of the Fund and Other Clients;

(d) liquidity considerations of the Fund and the Other Clients, including during a ramp-up of the Fund or such Other Clients or wind-down of Other Clients, proximity to the end of the Other Clients’ specified term or investment period, any redemption/withdrawal/repurchase requests, anticipated future contributions and available cash;

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(e) tax consequences;

(f) regulatory or contractual restrictions or consequences;

(g) avoiding a de minimis or odd lot allocation;

(h) availability and degree of leverage and any requirements or other terms of any existing leverage facilities;

(i) the Fund’s or Other Clients’ investment focus on a classification attributable to an investment or issuer of an investment, including, without limitation, investment strategy, geography, industry or business sector;

(j) the nature and extent of involvement in the transaction on the part of the respective teams of investment professionals dedicated to the Fund or such Other Clients;

(k) the management of any actual or potential conflict of interest;

(l) with respect to investments that are made available to GSO by counterparties pursuant to negotiated trading platforms (e.g., ISDA contracts), the absence of such relationships that may not be available for the Fund and all Other Clients; and

(m) any other considerations deemed relevant by GSO in good faith.

GSO shall not have any obligation to present any investment opportunity to the Fund if GSO determines in good faith that such opportunity should not be presented to the Fund for any one or a combination of the reasons specified above, or if GSO is otherwise restricted from presenting such investment opportunity to the Fund. Subject to the Advisers Act, and as further set forth in this prospectus, certain Other Clients may receive certain priority or other allocation rights with respect to certain investments, subject to various conditions set forth in such Other Clients’ respective governing agreements. Moreover, with respect to GSO’s ability to allocate investment opportunities, including where such opportunities are within the common objectives and guidelines of the Fund and an Other Client (which allocations are to be made on a basis that GSO believes in good faith to be fair and reasonable), GSO and Blackstone have established general guidelines for determining how such allocations are to be made, which, among other things, set forth priorities and presumptions regarding what constitutes “debt” investments, ranges of rates of returns for defining “core” investments, presumptions regarding allocation for certain types of investments (e.g., distressed investments) and other matters. The application of those guidelines may result in the Fund not participating (and/or not participating to the same extent) in certain investment opportunities in which it would have otherwise participated had the related allocations been determined without regard to such guidelines and/or based only on the circumstances of those particular investment. Orders may be combined for the Fund and all other participating Other Clients, and if any order is not filled at the same price, they may be allocated on an average price basis. Similarly, if an order on behalf of more than one account cannot be fully executed under prevailing market conditions, securities may be allocated among the different accounts on a basis that GSO or its affiliates consider equitable.

Co-Investment Opportunities. As a registered investment company under the Investment Company Act, the Fund is subject to certain limitations relating to co-investments and joint transactions with affiliates, which likely will in certain circumstances limit the Fund’s ability to make investments or enter into other transactions alongside the Other Clients. There can be no assurance that such regulatory restrictions will not adversely affect the Fund’s ability to capitalize on attractive investment opportunities. However, subject to the Investment Company Act, the Fund may co-invest with Other Clients (including co-investment or other vehicles in which the Firm or its personnel invest and that co-invest with such Other Clients) in investments that are suitable for the Fund one or more of such Other Clients. Even if the Fund and any such Other Clients and/or co-investment or other vehicles invest in the same securities, conflicts of interest may still arise.

Debt Financings in connection with Acquisitions and Dispositions. To the extent permitted by the Investment Company Act, the Fund may from time to time provide financing as part of a third party purchaser’s bid for, or acquisition of, a portfolio entity or the underlying assets thereof owned by one or more Other Clients. This generally would include the circumstance where the Fund is making commitments to provide financing at or prior to the time such third-party purchaser commits to purchase such investments or assets from one or more Other Clients. While the terms and conditions of any such arrangements will generally be at arms’ length terms negotiated on a case by case basis, the involvement of the Fund and/or such Other Clients or affiliates may affect the terms of such transactions or arrangements and/or may otherwise influence the Adviser’s decisions with respect to the management of the Fund and/or such Other Clients or the relevant portfolio company, which may give rise to potential or actual conflicts of interest and which could adversely impact the Fund.

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The Fund may from time to time dispose of all or a portion of an investment where the Firm or one or more Other Clients is providing financing to repay debt issued to the Fund. Such involvement may give rise to potential or actual conflicts of interest.

Service Providers and Counterparties. Certain advisors and other service providers, or their affiliates (including accountants, administrators, lenders, bankers, brokers, attorneys, consultants, and investment or commercial banking firms) to the Fund, the Firm and/or portfolio companies also provide goods or services to, or have business, personal, financial or other relationships with, the Firm and portfolio companies. Such advisors and service providers (or their affiliates) may be investors in the Fund, sources of investment opportunities, co-investors, commercial counterparties and/or portfolio companies in which the Firm and/or the Fund has an investment. Accordingly, payments by the Fund and/or such entities may indirectly benefit the Fund and/or its affiliates. In addition, the retention of such entities as advisors or service providers may give rise to actual or potential conflicts of interest. Additionally, certain employees of the Firm may have family members or relatives employed by such advisors and service providers (or their affiliates). These relationships may influence GSO and/or the Adviser in deciding whether to select or recommend such advisors or service providers to perform services for the Fund or portfolio companies (the cost of which will generally be borne directly or indirectly by the Fund or such portfolio companies, as applicable). Notwithstanding the foregoing, investment transactions relating to the Fund that require the use of a service provider will generally be allocated to service providers on the basis of best execution, the evaluation of which includes, among other considerations, such service provider’s provision of certain investment-related services and research that the Adviser believes to be of benefit to the Fund.

Advisers and service providers, or their affiliates, often charge different rates or have different arrangements for different types of services. With respect to service providers, for example, the fee for a given type of work may vary depending on the complexity of the matter as well as the expertise required and demands placed on the service provider. Therefore, to the extent the types of services used by the Fund and/or portfolio companies are different from those used by the Firm and its affiliates (including personnel), GSO or its affiliates (including personnel) may pay different amounts or rates than those paid by the Fund and/or portfolio companies. However, GSO and its affiliates have a longstanding practice of not entering into any arrangements with advisors or service providers that could provide for lower rates or discounts than those available to the Fund, Other Clients and/or portfolio companies for the same services. In addition, the Firm and its affiliates, including without limitation, the Fund, the Other Clients and/or their portfolio companies, may enter into agreements or other arrangements with vendors and other similar counterparties (whether such counterparties are affiliated or unaffiliated with the Firm) from time to time whereby such counterparty may charge lower rates and/or provide discounts or rebates for such counterparty’s products and/or services depending on certain factors, including without limitation, volume of transactions entered into with such counterparty by the Firm, its affiliates, the Fund, the Other Clients and their portfolio companies in the aggregate.

Allocation of Personnel. The Adviser will devote as much of its time to the activities of the Fund as they deem necessary and appropriate. By the terms of the Investment Advisory Agreement, the Adviser is not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Adviser. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Adviser and GSO, and their officers and employees will not be devoted exclusively to the business of the Fund, but will be allocated between the business of the Fund and the management of the monies of such other advisees of the Adviser and GSO.

Portfolio Company Data. The Firm receives various kinds of portfolio company/entity data and information (including from portfolio companies and/or entities of the Fund), such as data and information relating to business operations, trends, budgets, customers and other metrics (this data is sometimes referred to as “big data”). In furtherance of the foregoing, the Firm may seek to enter into information sharing and use arrangements with portfolio companies and/or entities.

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The Firm believes that access to this information furthers the interests of the common shareholders by providing opportunities for operational improvements across portfolio companies and/or entities and in connection with the Fund’s investment management activities. Subject to appropriate contractual arrangements, the Firm may also utilize such information outside of the Fund’s activities in a manner that provides a material benefit to the Firm and/or its affiliates, but not the Fund. The sharing and use of such information presents potential conflicts of interest, and investors acknowledge and agree that any corresponding/resulting benefits received by the Firm and/or its affiliates will not be subject to a management fee offset. As a result, the Adviser may have an incentive to pursue investments in companies and/or entities based on their data and information and/or to utilize such information in a manner that benefits the Firm and/or its affiliates.

Material, Non-Public Information. GSO may come into possession of material non-public information with respect to an issuer. Should this occur, GSO would likely be restricted from buying, originating or selling securities, loans of, or derivatives with respect to, the issuer on behalf of the Fund until such time as the information becomes public or is no longer deemed material such that it would preclude the Fund from participating in an investment. Disclosure of such information to the Adviser’s personnel responsible for the affairs of the Fund will be on a need-to-know basis only, and the Fund may not be free to act upon any such information. Therefore, the Fund may not have access to material non-public information in the possession of GSO that might be relevant to an investment decision to be made by the Fund. In addition, GSO, in an effort to avoid buying or selling restrictions on behalf of the Fund or Other Clients, may choose to forgo an opportunity to receive (or elect not to receive) information that other market participants or counterparties, including those with the same positions in the issuer as the Fund, are eligible to receive or have received, even if possession of such information would be advantageous to the Fund.

In addition, affiliates of GSO within Blackstone may come into possession of material non-public information with respect to an issuer. Should this occur, GSO may be restricted from buying, originating or selling securities, loans of, or derivatives with respect to, the issuer on behalf of the Fund if the Firm deemed such restriction appropriate. Disclosure of such information to the Adviser’s personnel responsible for the affairs of the Fund will be on a need-to-know basis only, and the Fund may not be free to act upon any such information. Therefore, the Fund may not have access to material non-public information in the possession of the Firm that might be relevant to an investment decision to be made by the Fund. Accordingly, the Fund may not be able to initiate a transaction that it otherwise might have initiated and may not be able to sell an investment that it otherwise might have sold.

Other Trading and Investing Activities. Certain Other Clients may invest in securities of publicly traded companies that are actual or potential issuers. The trading activities of those vehicles may differ from or be inconsistent with activities that are undertaken for the account of the Fund in such securities or related securities. In addition, the Fund might not pursue an investment in an issuer as a result of such trading activities by Other Clients.

Possible Future Activities. The Firm and its affiliates may expand the range of services that it provides over time. Except as provided herein, the Firm and its affiliates will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. The Firm and its affiliates have, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by the Fund. These clients may themselves represent appropriate investment opportunities for the Fund or may compete with the Fund for investment opportunities.

Restrictions Arising under the Securities Laws. The Firm’s activities (including, without limitation, the holding of securities positions or having one of its employees on the board of directors of a portfolio company) could result in securities law restrictions (including under the Investment Company Act) on transactions in securities held by the Fund, affect the prices of such securities or the ability of such entities to purchase, retain or dispose of such investments, or otherwise create conflicts of interest, any of which could have an adverse impact on the performance of the Fund and thus the return to the common shareholders.

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In addition, the Investment Company Act limits the Fund’s ability to enter into certain transactions with certain of the Fund’s affiliates. As a result of these restrictions, the Fund may be prohibited from buying or selling any security directly from or to any portfolio company of a fund or account managed by the Firm. However, the Fund may under certain circumstances purchase any such portfolio company’s securities in the secondary market, which could create a conflict for the Adviser between its interests in the Fund and the portfolio company, in that the ability of the Adviser to act in the Fund’s best interest might be restricted by applicable law. The Investment Company Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates, which could include investments in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund.

Additional Potential Conflicts. The officers, directors, members, managers, and employees of the Adviser and GSO may trade in securities for their own accounts, subject to restrictions and reporting requirements as may be required by law or the Firm’s policies, or otherwise determined from time to time by the Adviser or GSO, as applicable.

Proxy Voting Policies

The board of trustees of the Fund has delegated the voting of proxies for Fund securities to the Adviser pursuant to the Adviser’s proxy voting guidelines. Under these guidelines, the Adviser will vote proxies related to Fund securities in the best interests of the Fund and its shareholders. A copy of the Adviser’s proxy voting policy is attached as Appendix B to this Statement of Additional Information.

Information on how the Fund voted proxies (if any) relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge by calling (877) 876-1121, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Codes of Ethics

The Fund and the Adviser have adopted codes of ethics pursuant to Rule 17j-1 under the Investment Company Act. These codes govern personal trading by Fund and Adviser personnel. Among other requirements, the codes require certain persons to report certain of their personal securities transactions and holdings (in reportable securities) to the Adviser or Fund, and the Adviser and Fund are required to review such reports. The Fund’s code permits the Fund’s personnel to trade in securities, but prohibits insider trading and trades knowingly made within certain time frames of trades made by the Fund in the same securities. The Adviser’s code permits the Adviser’s personnel to trade in securities, but not to trade in securities in which the Fund invests. These codes can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. These codes of ethics are available on the EDGAR Database on the SEC’s Web site (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Portfolio Transactions and Brokerage

The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. With respect to Senior Loans and Subordinated Loans, the Fund generally will engage in privately negotiated transactions for purchase or sale in which the Adviser will negotiate on behalf of the Fund, although a more developed market may exist or develop for certain Senior Loans and Subordinated Loans. Most of these transactions will be principal transactions at net prices for which the Fund will generally incur little or no brokerage costs. The Fund may be required to pay fees, or forgo a portion of interest and any fees payable to the Fund, to a lender selling Assignment or Participations to the Fund. The Adviser will determine the lenders from whom the Fund will purchase Assignments and Participations by considering their professional ability, level of service, relationship with the Borrower, financial condition, credit standards and quality of management. Affiliates of the Adviser may participate in the primary and secondary market for Senior Loans and Subordinated Loans. Because of certain limitations imposed by the Investment Company Act, this may restrict the Fund’s ability to acquire some Senior Loans and Subordinated Loans. The Adviser does not believe that this will have a material effect on the Fund’s ability to acquire Senior Loans and Subordinated Loans consistent with its investment policies. Sales to dealers are effected at bid prices. The illiquidity of many Senior Loans and Subordinated Loans may restrict the ability of the Adviser to locate in a timely manner persons willing to purchase the Fund’s interests in Senior Loans or Subordinated Loans at a fair price should the Fund desire to sell such interests.

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With respect to other types of securities, the Fund may purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, may purchase securities in the over-the-counter market from an underwriter or dealer serving as market maker for the securities, in which case the price includes a fixed amount of compensation to the underwriter or dealer, and may purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.

Payments of commissions to brokers who are affiliated persons of the Fund (or affiliated persons of such persons) will be made in accordance with Rule 17e-1 under the Investment Company Act.

Commissions paid on such transactions would be commensurate with the rate of commissions paid on similar transactions to brokers that are not so affiliated. The Fund did not pay any brokerage commissions during fiscal years ended December 31, 2017, 2016, and 2015.

The Adviser is responsible for placing portfolio transactions and will do so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm’s reliability, integrity and financial condition and the firm’s execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There may be instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services.

A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser determine in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term. The advisory fees that the Fund pays to the Adviser will not be reduced as a consequence of the Adviser’s receipt of brokerage and research services. To the extent that portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Adviser in serving one or more of their other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Adviser in carrying out their obligations to the Fund. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses that would be incurred if they should attempt to develop comparable information through their own staffs. Commission rates for brokerage transactions on foreign stock exchanges are generally fixed.

One or more of the other accounts that the Adviser manages may own from time to time some of the same investments as the Fund. Investment decisions for the Fund are made independently from those of such other investment companies or accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis, usually on a pro rata basis, by the Adviser in its discretion in accordance with the accounts’ various investment objectives. Such allocations are based upon the written procedures of the Adviser, which have been reviewed and approved by the board of trustees. In some cases, this system may adversely affect the price or size of the position obtainable for the Fund. In other cases, however, the ability of the Fund to participate in volume transactions may produce better execution for the Fund. It is the opinion of the Fund’s board of trustees that this advantage, when combined with the other benefits available due to the Adviser’s organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

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It is not the Fund’s policy to engage in transactions with the objective of seeking profits from short-term trading. However, the annual portfolio turnover rate of the Fund may be greater than 100%. Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower. Higher portfolio turnover results in increased Fund costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.

Description of Shares

Common Shares

The Fund intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing. All common shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send annual and semi-annual reports, including financial statements, to all holders of its shares. The prospectus contains a detailed discussion of the common shares.

Preferred Shares

The Agreement and Declaration of Trust provides that the Fund’s board of trustees may authorize and issue preferred shares with rights as determined by the board of trustees, by action of the board of trustees without the approval of the holders of the common shares. Holders of common shares have no preemptive right to purchase any preferred shares that might be issued. Whenever preferred shares are outstanding, the holders of common shares will not be entitled to receive any distributions from the Fund unless all accrued dividends on preferred shares have been paid, unless asset coverage (as defined in the Investment Company Act) with respect to preferred shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the preferred shares have been met. The prospectus contains a discussion of the preferred shares it is currently anticipated the Fund may issue.

Other Shares

The board of trustees (subject to applicable law and the terms of the Fund’s Agreement and Declaration of Trust) may authorize an offering, without the approval of the holders of either common shares or preferred shares, of other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the board of trustees see fit. The Fund currently does not expect to issue any other classes of shares, or series of shares, except for the common shares and preferred shares, if any.

Repurchase of Common Shares

The Fund is a closed-end management investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund’s common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund’s board of trustees may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. The board of trustees may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

Notwithstanding the foregoing, at any time when the Fund’s preferred shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accrued preferred shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund’s portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding preferred shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

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Subject to its investment restrictions, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Fund’s board of trustees would have to comply with the Exchange Act, the Investment Company Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from net asset value will be made by the board of trustees at the time it considers such issue, it is the board’s present policy, which may be changed by the board of trustees, not to authorize repurchases of common shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the New York Stock Exchange, or (b) impair the Fund’s status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund’s income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund), or as a registered closed-end investment company under the Investment Company Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objectives and policies in order to repurchase shares; or (3) there is, in the board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, excluding the current hostilities in Iraq, Afghanistan and Pakistan, to the extent these hostilities do not materially escalate, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The board of trustees may in the future modify these conditions in light of experience.

The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Fund of its common shares will decrease the Fund’s total assets which would likely have the effect of increasing the Fund’s expense ratio. Any purchase by the Fund of its common shares at a time when preferred shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

Before deciding whether to take any action if the common shares trade below net asset value, the Fund’s board of trustees will consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the board of trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

Tax Matters

Set forth below is a discussion of the material U.S. federal income tax aspects concerning the Fund and the purchase, ownership and disposition of common shares of the Fund. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion applies only to U.S. shareholders that hold common shares of the Fund as capital assets. A U.S. shareholder is an individual who is a citizen or resident of the United States, a U.S. corporation, a trust if it (a) is subject to the primary supervision of a court in the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) has made a valid election to be treated as a U.S. person, or any estate the income of which is subject to U.S. federal income tax regardless of its source. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, or differing interpretations (possibly with retroactive effect). This discussion does not represent a detailed description of the U.S. federal income tax consequences relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, investors in pass-through entities, U.S. shareholders whose “functional currency” is not the U.S. dollar, tax-exempt organizations, dealers in securities or currencies, traders in securities or commodities that elect mark to market treatment, or persons that will hold common shares of the Fund as a position in a “straddle,” “hedge” or as part of a “constructive sale” for U.S. federal income tax purposes. In addition, this discussion does not address the application of the Medicare tax on net investment income or the U.S. federal alternative minimum tax. Prospective investors should consult their tax advisors with regard to the U.S. federal tax consequences of the purchase, ownership, or disposition of common shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

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Taxation of the Fund

The Fund has elected to be treated, and intends to continue to qualify annually, as a regulated investment company (a “RIC”) under Subchapter M of the Code.

To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities limited, with respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is represented by the securities (other than U.S. government securities or the securities of other RICs) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or (III) any one or more Qualified Publicly Traded Partnerships.

As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but determined without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that it distributes at least 90% of the sum of its investment company taxable income and its net tax-exempt income for such taxable year. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. For these purposes, the Fund will be deemed to have distributed any income or gains on which it paid U.S. federal income tax.

A distribution will be treated as paid on December 31 of any calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

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If the Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income (including distributions of net capital gain), even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income” in the case of individual and other non-corporate shareholders and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.

Distributions

Distributions to shareholders by the Fund of ordinary income (including “market discount” realized by the Fund on the sale of debt securities), and of net short-term capital gains, if any, realized by the Fund will generally be taxable to shareholders as ordinary income to the extent that such distributions are paid out of the Fund’s current or accumulated earnings and profits. Distributions, if any, of net capital gains properly reported as “capital gain dividends” will be taxable as long-term capital gains, regardless of the length of time the shareholder has owned common shares. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes) will be treated by a shareholder as a return of capital which will be applied against and reduce the shareholder’s basis in his or her common shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her common shares, the excess will be treated by the shareholder as gain from a sale or exchange of the common shares. Distributions paid by the Fund generally will not be eligible for the dividends received deduction allowed to corporations or for the reduced rates applicable to certain qualified dividend income received by non-corporate shareholders.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional common shares of the Fund pursuant to the DRIP. Shareholders receiving distributions in the form of additional common shares of the Fund will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash, unless the Fund issues additional common shares with a fair market value equal to or greater than net asset value, in which case, shareholders will be treated as receiving a distribution in the amount of the fair market value of the distributed common shares of the Fund. The additional common shares received by a shareholder pursuant to the DRIP will have a new holding period commencing on the day following the day on which such common shares were credited to the shareholder’s account.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders, who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will (i) be required to report its pro rata share of such gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for its common shares by an amount equal to the deemed distribution less the tax credit.

The Internal Revenue Service currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, if the Fund issues preferred shares, the Fund intends to allocate capital gain dividends, if any, between its common shares and preferred shares in proportion to the total dividends paid to each class with respect to such tax year.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional common shares will receive a report as to the net asset value of those common shares.

Sale or Exchange of Common Shares

Upon the sale or other disposition of common shares of the Fund (including upon termination of the Fund), a shareholder will generally realize a capital gain or loss in an amount equal to the difference between the amount realized and the shareholder’s adjusted tax basis in the common shares sold. Such gain or loss will be long-term or short-term, depending upon the shareholder’s holding period for the common shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the common shares have been held for more than one year. For non-corporate taxpayers, long-term capital gains are currently eligible for reduced rates of taxation.

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No loss will be allowed on the sale or other disposition of common shares of the Fund if the owner acquires (including pursuant to the DRIP) or enters into a contract or option to acquire securities that are substantially identical to such common shares within 30 days before or after the disposition. In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss. Losses realized by a shareholder on the sale or exchange of common shares held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts designated as undistributed capital gains) with respect to such common shares.

Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to common shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Internal Revenue Service Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Nature of Fund’s Investments

Certain of the Fund’s hedging and derivatives transactions are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the intended characterization of certain complex financial transactions and (vii) produce income that will not be treated as qualifying income for purposes of the 90% gross income test described above.

These rules could therefore affect the character, amount and timing of distributions to shareholders and the Fund’s status as a RIC. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

Below Investment Grade Instruments

The Fund expects to invest a substantial portion of its Managed Assets in below investment grade (high yield) instruments, commonly known as “high yield” or “junk” instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, to preserve its status as a RIC and to distribute sufficient income to not become subject to U.S. federal income tax.

Original Issue Discount Securities

Investments by the Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the “original issue discount”) each year during which the Fund holds the securities, even if the Fund receives no cash interest payments. If the Fund purchases debt instruments as part of a package of investments where the Fund also invests in common stock, other equity securities or warrants, the Fund might be required to accrue original issue discount in an amount equal to the value of such common stock, other equity securities or warrants (even if the face amount of such debt instruments does not exceed the Fund’s purchase price for such package of investments). Original issue discount is included in determining the amount of income which the Fund must distribute to maintain its qualification for the favorable U.S. federal income tax treatment generally accorded to RICs and to avoid the payment of U.S. federal income tax and the nondeductible 4% U.S. federal excise tax. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.

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Market Discount Securities

In general, the Fund will be treated as having acquired a security with market discount if its stated redemption price at maturity (or, in the case of a security issued with original issue discount, its revised issue price) exceeds the Fund’s initial tax basis in the security by more than a statutory de minimis amount. The Fund will be required to treat any principal payments on, or any gain derived from the disposition of, any securities acquired with market discount as ordinary income to the extent of the accrued market discount, unless the Fund makes an election to accrue market discount on a current basis. If this election is not made, all or a portion of any deduction for interest expense incurred to purchase or carry a market discount security may be deferred until the Fund sells or otherwise disposes of such security.

Currency Fluctuations

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Foreign Taxes

The Fund’s investment in Non-U.S. Securities may be subject to non-U.S. withholding taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders will generally not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund.

Preferred Shares or Borrowings

If the Fund utilizes leverage through the issuance of preferred shares or borrowings, it may be restricted by certain covenants with respect to the declaration of, and payment of, dividends on common shares in certain circumstances. Limits on the Fund’s payments of dividends on common shares may prevent the Fund from meeting the distribution requirements described above, and may, therefore, jeopardize the Fund’s qualification for taxation as a RIC and possibly subject the Fund to the 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.

Backup Withholding

The Fund may be required to withhold from all distributions and redemption proceeds payable to U.S. shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Certain shareholders specified in the Code generally are exempt from such backup withholding. This backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against the shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the Internal Revenue Service.

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Foreign Shareholders

U.S. taxation of a shareholder who is a nonresident alien individual, a foreign trust or estate or a foreign corporation, as defined for U.S. federal income tax purposes (a “foreign shareholder”), depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions. However, dividends paid by the Fund that are “interest-related dividends” or “short-term capital gain dividends” will generally be exempt from such withholding, in each case to the extent the Fund properly reports such dividends to shareholders. For these purposes, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. federal withholding tax at the source if received directly by a foreign shareholder, and that satisfy certain other requirements. A foreign shareholder whose income from the Fund is not “effectively connected” with a U.S. trade or business would generally be exempt from U.S. federal income tax on capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of common shares. However, a foreign shareholder who is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements will nevertheless be subject to a U.S. tax of 30% on such capital gain dividends, undistributed capital gains and sale or exchange gains.

If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income, any capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of common shares will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents or domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

The Fund may be required to withhold from distributions that are otherwise exempt from U.S. federal withholding tax (or taxable at a reduced treaty rate) unless the foreign shareholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Additional Withholding Requirements

Under Sections 1471 through 1474 of the Code (such Sections commonly referred to as “FATCA”), a 30% United States federal withholding tax may apply to any ordinary dividends and other distributions that the Fund pays and, beginning January 1, 2019, the gross proceeds from certain capital gain dividends or the disposition of common shares, in each case paid to (i) a “foreign financial institution” (as specifically defined in the Code), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States “account” holders (as specifically defined in the Code) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. In addition, foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. You should consult your own tax advisor regarding FATCA and whether it may be relevant to your ownership and disposition of common shares of the Fund.

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Other Taxation

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Control Persons and Principal Holders of Securities

[As of ______, 2018, ____beneficially owned five percent or more of the Fund’s outstanding common shares.]

[As of ______, 2018, the officers and Trustees of the Fund, as a group, own less than 1% of the Fund’s outstanding voting securities.]

Independent Registered Public Accounting Firm

The financial statement included in this Statement of Additional Information has been audited by          , an independent registered public accounting firm located at          , as stated in their report appearing herein. Such financial statement is included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

Custodian and Transfer Agent

The custodian of the assets of the Fund will be The Bank of New York Mellon located at 2 Hanson Place, 8th Floor, Brooklyn, NY 11217. The custodian performs custodial, fund accounting and portfolio accounting services. Computershare Shareowner Services, LLC, [an affiliate of The Bank of New York Mellon], located at 480 Washington Blvd., Jersey City, NJ 07310, will serve as the Fund’s transfer agent and dividend paying agent with respect to the common shares.

Financial Statements

[To be filed by amendment]

Additional Information

A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, such as the exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

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APPENDIX A

Description of S&P Global, Moody’s and Fitch Ratings1

S&P Global Ratings—A brief description of the applicable S&P Global Ratings and its affiliates (collectively, “S&P Global Ratings”) rating symbols and their meanings (as published by S&P Global Ratings) follows:

Issue Credit Rating Definitions

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings*

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

●	The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitment on a financial obligation in accordance with the terms of the obligation;

●	The nature and provisions of the financial obligation, and the promise we impute; and

●	The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

“AAA”	An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA”	An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

[1]	The ratings indicated herein are believed to be the most recent ratings available at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Fund’s fiscal year end.

“A”	An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB”	An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC,” and “C”	Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB”	An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B”	An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC”	An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC”	An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C”	An obligation rated “C” is currently highly vulnerable to nonpayment and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

“D”	An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

PLUS (+) OR MINUS (-) . . .	The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“N.R.”	This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

“A-1”	A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2”	A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3”	A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B”	A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C”	A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D”	A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Active Qualifiers (Currently applied and/or outstanding)

S&P Global Ratings uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a “p” qualifier, which indicates the rating addressed the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.

Federal deposit insurance limit: “L” qualifier	Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

Principal: “p” qualifier	This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

Preliminary Ratings: “prelim” qualifier	Preliminary ratings, with the “prelim” suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

● Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

● Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

● Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings’ opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

● Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings.

● A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

Termination Structures: “t” qualifier	This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Counterparty Instrument Rating: “cir” qualifier	This symbol indicates a Counterparty Instrument Rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

Inactive Qualifiers (No longer applied or outstanding)

Contingent upon final documentation: “*” inactive qualifier	This symbol that indicated that the rating was contingent upon S&P Global Ratings’ receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

Termination of obligation to tender: “c” inactive qualifier	This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer’s bonds were deemed taxable. Discontinued use in January 2001.

U.S. direct government securities: “G” inactive qualifier	The letter “G” followed the rating symbol when a fund’s portfolio consisted primarily of direct U.S. government securities.

Public Information Ratings: “pi” inactive qualifier	This qualifier was used to indicate ratings that were based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. Such ratings did not, however, reflect in-depth meetings with an issuer’s management and therefore, could have been based on less comprehensive information than ratings without a “pi” suffix. Discontinued use as of December 2014 and as of August 2015 for Lloyd’s Syndicate Assessments.

Provisional Ratings: “pr” inactive qualifier	The letters “pr” indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

Quantitative Analysis of public information “q” inactive qualifier	A “q” subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

Extraordinary risks “r” inactive qualifier	The “r” modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an “r” modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. S&P Global Ratings discontinued the use of the “r” modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Long-Term Obligations Ratings

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.2 3

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf) to all structured finance ratings.4 The addition of (sf) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

[2]	For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investors’ expectations for timely payment, the ratings reflect the likelihood of impairment (as defined below in this publication) and the expected financial loss in the event of impairment.

[3]	Supranational institutions and central banks that hold sovereign debt or extend sovereign loans, such as the IMF or the European Central Bank, may not always be treated similarly to other investors and lenders with similar credit exposures. Long-term and short-term ratings assigned to obligations held by both supranational institutions and central banks, as well as other investors, reflect only the credit risks faced by other investors unless specifically noted otherwise.

[4]	Like other global scale ratings, (sf) ratings reflect both the likelihood of a default and the expected loss suffered in the event of default. Ratings are assigned based on a rating committee’s assessment of a security’s expected loss rate (default probability multiplied by expected loss severity), and may be subject to the constraint that the final expected loss rating assigned would not be more than a certain number of notches, typically three to five notches, above the rating that would be assigned based on an assessment of default probability alone. The magnitude of this constraint may vary with the level of the rating, the seasoning of the transaction, and the uncertainty around the assessments of expected loss and probability of default.

Long-Term Rating Definitions:

“Aaa”	Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa”	Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A”	Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa”	Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba”	Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B”	Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa”	Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca”	Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C”	Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

*	By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Medium-Term Note Program Ratings

Moody’s assigns provisional ratings to medium-term note (MTN) programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes).

MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g. senior or subordinated). To capture the contingent nature of a program rating, Moody’s assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating and is defined elsewhere in this document.

The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

Short-Term Rating Definitions:

Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.5 6

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1”	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2”	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3”	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP”	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch IBCA, Inc.—A brief description of the applicable Fitch IBCA, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

International Issuer and Credit Rating Scales

The Primary Credit Rating Scales (those featuring the symbols “AAA”-”D” and “Fi”-”D”) are used for debt and financial strength ratings. The below section describes their use for issuers and obligations in corporate, public and structured finance debt markets.

Long-Term Ratings Scales—Issuer Credit Ratings Scales

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

[5]	For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investors’ expectations for timely payment, the ratings reflect the likelihood of impairment (as defined below in this publication).

[6]	Supranational institutions and central banks that hold sovereign debt or extend sovereign loans, such as the IMF or the European Central Bank, may not always be treated similarly to other investors and lenders with similar credit exposures. Long-term and short-term ratings assigned to obligations held by both supranational institutions and central banks, as well as other investors, reflect only the credit risks faced by other investors unless specifically noted otherwise.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

“AAA”	Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA”	Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A”	High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB”	Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB”	Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

“B”	Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

“CCC”	Substantial credit risk. Default is a real possibility.

“CC”	Very high levels of credit risk. Default of some kind appears probable.

“C”	Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c. Fitch Ratings otherwise believes a condition of “RD” or “D” to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

“RD”	Restricted default. “RD” ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a. the selective payment default on a specific class or currency of debt;

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d. execution of a distressed debt exchange on one or more material financial obligations.

“D”	Default. “D” ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below “B”.

Limitations of the Issuer Credit Rating Scale:

Specific limitations relevant to the issuer credit rating scale include:

●	The ratings do not predict a specific percentage of default likelihood over any given time period.

●	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

●	The ratings do not opine on the liquidity of the issuer’s securities or stock.

●	The ratings do not opine on the possible loss severity on an obligation should an issuer default.

●	The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

●	The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

Short-Term Ratings—Short-Term Ratings Assigned to
Obligations in Corporate, Public and Structured Finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

“F1”	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2”	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

“F3”	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

“B”	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C”	High short-term default risk. Default is a real possibility.

“RD”	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D”	Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

Limitations of the Short-Term Ratings Scale:

Specific limitations relevant to the Short-Term Ratings scale include:

●	The ratings do not predict a specific percentage of default likelihood over any given time period.

●	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

●	The ratings do not opine on the liquidity of the issuer’s securities or stock.

●	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

●	The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES OF THE ADVISER

Each Fund has delegated the voting of proxies for Fund securities to the Adviser pursuant to the Adviser’s proxy voting guidelines. Under these guidelines, the Adviser will vote proxies related to Fund securities in the best interests of the Fund and its shareholders. Set forth below is a copy of the Adviser’s proxy voting policy.

Information on how the Funds voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 will be reported on Form N-PX.

Adviser Proxy Voting Policies and Procedures

By virtue of the Adviser’s relationship as general partner or investment manager of the clients of the Adviser, the Adviser has proxy voting authority with respect to client securities. When voting proxies on behalf of clients, the Adviser’s overall objective is to vote proxies in the best interest of the clients and, in so doing, to maximize the value of the investments made by the clients taking into consideration the clients’ investment horizons and other relevant factors.

This document sets forth the Adviser’s policies and procedures that are designed to meet these overall objectives. As described below, these policies and procedures address the following areas:

●	The personnel responsible for monitoring corporate actions, deciding how to vote proxies and ensuring that proxies are submitted in a timely manner;

●	The basis on which decisions are made regarding whether and how to vote proxies depending on the nature of the matter at issue;

●	The approach to addressing material conflicts of interest that may arise between us and our clients when voting proxies and how we resolve those conflicts in the best interest of our clients;

●	The means by which the clients and their investors may obtain information about proxy voting; and

●	The books and records that we retain in connection with our proxy voting.

While the Adviser endeavors to follow these policies and procedures in all situations, special circumstances may arise from time to time that warrant a deviation. In addition, the Adviser will apply our proxy voting policies and procedures to votes cast with respect to publicly traded companies and, to the extent applicable, to analogous actions taken with respect to investments made in private companies.

A.	General Procedures

1.	Monitoring Corporate Actions

The clients of the Adviser generally make a limited number of investments in equity securities. When the Adviser receives proxy voting materials (or similar voting/solicitation notices), they are initially transmitted by the company’s corporate secretary or transfer agent to the GSO employee who is designated to receive notices in the definitive documentation governing the client’s investment (the “Proxy Recipient”). The Proxy Recipient must inform the Head Trader and the Head of Middle Office and Operations of such receipt and review the materials, determine which client(s) hold the securities and confirm the number of securities with Head Trader and the Head of Middle Office and Operations. The Proxy Recipient will consult with the Portfolio Managers and portfolio managers of other clients (if applicable). The Proxy Recipient will monitor the voting deadline, together with the IC Designee (defined below), to ensure that the deadline for the response is met.

2.	Determination of Voting Decisions

Decisions on how to vote a proxy generally are made by the Portfolio Managers in consultation with other members of the applicable investment committee. The investment committee and the members of the investment team covering the applicable security often have the most intimate knowledge of both a company’s operations and the potential impact of a proxy vote’s outcome. A member of the investment committee may designate a member of the investment team (the “IC Designee”) to consult with the CCO, the members of the investment committee and other members of the investment team covering the applicable security regarding decisions and completion of the proxy material. Decisions are based on a number of factors which may vary depending on a proxy’s subject matter, but are guided by the general policies described in this document. In addition, GSO may determine not to vote a proxy after consideration of the vote’s expected benefit to clients and the cost of voting the proxy.7 The IC Designee will report the outcome and the basis of such outcome to the Portfolio Managers and other members of the applicable investment committee for approval.

3.	Communication of Decision

After making a decision to vote a proxy and determining how to vote the proxy, the investment committee or their designee will then submit the vote. The IC Designee will send completed copies of the proxy materials to the Proxy Recipient, the Head of Middle Office and Operations and the CCO. The physical procedures for voting proxies may vary, and can include electronic voting, forwarding voting instructions to the custodian or voting proxies forwarded by the custodian.

B.	Subject Matter Considerations

Determinations on how to vote proxies will depend largely on the subject matter at issue. When determining how to vote proxies, the Portfolio Managers and other members of the applicable investment committee will be guided by the general policies set forth below. These general policies are intended to promote a consistent approach to proxy voting. We will, however, periodically review these policies and procedures and they may be updated as a result.

The Adviser views proxy subject matters as falling within the general categories described below.

1.	Company Management and Auditors

Proxy votes on company management include matters relating to the election of a company’s board of directors and the appointment of its independent auditors. GSO generally will vote in support of management’s slated board of directors. The Adviser may choose not to support such directors, however, when special circumstances necessitate otherwise, including for example when management compensation appears inconsistent with a company’s performance or when the board has failed to take corrective action to address persistent problems that impact the company’s performance. When asked to vote on the appointment of a company’s auditors, GSO will support the recommendation of a company’s board, unless auditors have changed frequently or there is reasonable concern as to the independence of the auditors.

2.	Executive and Director Compensation

GSO believes that executive compensation plans should be in line with the interests of company shareholders. The Adviser’s general policy is to consider, on a case-by-case basis, new and amended executive compensation plans and to support those executive compensation plans that provide management with the ability to administer fair, competitive compensation packages to executives, so long as those plans do not provide for unmerited preferential treatment or result in excessive dilution of existing shareholders’ ownership interests. The Adviser also has observed that shareholder proposals on executive compensation typically call for specific limits. The Adviser believes that executive compensation generally should be determined by a company’s compensation committee composed primarily of independent directors and thus the Adviser usually will not support compensation-related shareholder proposals. With respect to director compensation, GSO believes that it is important to consider each director’s total compensation package, including any annual retainer, meeting fees, stock options or grants and the level of pension benefits.

[7]	In determining whether the cost of voting a proxy outweighs its expected benefit to clients, the investment committee may consider factors such as (1) the subject matter of the vote; (2) the additional length of time that GSO anticipates holding the investment; and (3) logistical issues associated with voting proxies for foreign companies.

3.	Corporate Structure and Shareholder Rights

The Adviser views proxy votes on matters relating to changes in a company’s bylaws as falling within the category of “corporate structure and shareholders rights.” These matters may be proposed by either management or shareholders and typically address issues such as cumulative voting, preemptive rights, confidential voting, supermajority voting and similar matters. GSO will review these matters on a case-by-cases basis and will generally vote in favor of those measures that provide management with the most operational flexibility without compromising the ownership rights of shareholders as such rights are set forth in the company’s organizational documents and any agreements to which Funds we manage.

4.	Corporate and Social Policy Issues

The Adviser views corporate and social policy issues primarily as “ordinary business matters.”8 In addition, we view those ordinary business matters that have a direct or indirect impact on a company’s profitability as primarily the responsibility of management which should be approved solely by the company’s board of directors. Accordingly, the Adviser generally abstains or votes against proposed proxy votes on corporate and social policy issues. Exceptions may be made when an issue may have significant economic consequences.

5.	Deviations from the General Policies

In the course of determining how to vote a particular proxy, the Adviser may encounter situations where strict adherence to the general policies described above could result in a decision that is not in a client’s best interest. In those situations, the Portfolio Managers and other members of the applicable investment committee may decide to vote in another manner, but will generally consult with the CCO before doing so.

C.	Conflicts of Interest

A conflict of interest may occur where GSO or any of its employees or affiliates has a direct or indirect economic stake in the outcome of a proxy vote. Potential conflicts could arise in a number of situations. The following non-exclusive examples illustrate conflicts of interest that could arise:

●	A failure to vote in favor of management may harm the relationship of the Adviser, of another client has, or an affiliate, with the company.

●	A failure to vote in favor of a particular proposal may harm the relationship of the Adviser, of another client, or an affiliate, with the proponent of the proposal.

●	A failure to vote for or against a particular proposal may adversely affect a business or personal relationship, such as where an officer of GSO has a spouse or other relative who serves as a director of the company, is employed by the company or otherwise has an economic interest therein.

Due to the close monitoring of company activities by GSO, the Adviser expects to be aware of any potential conflicts of interest that may arise. The Adviser also requires the Portfolio Managers and other members of the applicable investment committee to disclose any personal conflicts of interest they may have with respect to overseeing a fund’s investment in a particular company.

When a potential conflict arises between GSO, on the one hand, and one or more of clients of GSO, on the other, the CCO, in consultation with the Portfolio Managers and other members of the applicable investment committee, will evaluate the matter to determine whether an actual conflict exists. Where an actual conflict exists, GSO will take necessary and appropriate steps to eliminate the conflict, which may include removing a particular member of the investment committee from the voting process or taking similar actions. In addition, the Adviser may consider the following as potential methods for resolving conflicts: (i) disclosing the matter to the board of directors, if any, of the client and obtaining such board’s consent or direction, or (ii) suggesting to the board of directors, if any, that such board hire a third party to make a determination on how to vote a particular proxy.

[8]	Social policy issues may relate to a wide range of matters, including for example environmental issues, bank lending practices, corporate political contributions and activities, alcohol and tobacco advertising, conducting business in specified countries, involvement in nuclear defense systems and similar matters.

Finally, situations may arise in which more than one client invests in the same company or another entity of GSO invests in the same company. In these situations, two or more clients may have different investment objectives, client-specific voting policies or ultimate economic interests. In these situations, clients may cast opposing votes, although the investment committee will generally consult with the CCO before doing so.

D.	Providing Proxy Voting Information to Clients

We acknowledge that our limited partners have a right to information about how we vote client proxies and we will make information available on request. We also will make a copy of these policies and procedures available on request. When a limited partner makes a request about a particular vote, we usually will provide the following information: (1) the date of the vote; (2) a brief description of the matter voted on; (3) how (or whether) we cast the vote on the matter and (4) any other reasonable information a limited partner might request. Proxy voting information and the procedure for obtaining such information will be included in GSO’s Form ADV which is available to each limited partner.

E.	Books and Records

GSO must maintain the following additional records relating to proxy voting, which must be maintained by the CCO in an easily accessible place for five years, the first two years in GSO’s offices.

●	A copy of these proxy voting policies and procedures;

●	A copy of each proxy statement received by GSO regarding client securities;

●	A record of each vote cast by GSO on behalf of a client;

●	A copy of all memoranda or similar documents created by GSO that were material to making a decision on the voting of client securities or that memorialize the basis for that decision; and

●	A copy of each written request by a limited partner for information on how GSO voted proxies on behalf of a client, and a copy of any written response by GSO to any request (written or oral) by a limited partner for information on how GSO voted proxies on behalf of the client.

GSO may satisfy the requirements to maintain copies of proxy statements received and a record of votes cast on behalf of the clients by relying on third parties to make and retain, on behalf of GSO, a copy of such proxy statements and voting records (provided that if GSO is relying on this method, it has obtained an undertaking from the third party to provide a copy of the proxy statements and voting records promptly upon request). GSO also may satisfy the requirement to maintain copies of proxy statements by relying on obtaining a copy of a proxy statement from the SEC’s EDGAR system (to the extent that such proxy statements are available through the EDGAR system).

Blackstone / GSO Senior Floating Rate Term Fund

___ Common Shares of Beneficial Interest Issuable Upon Exercise of ___ Rights to Subscribe for Such Shares

STATEMENT OF ADDITIONAL INFORMATION

March ___, 2018

PART C

OTHER INFORMATION

Item 25.    Financial Statements and Exhibits

Financial Statements
Part A	Not applicable
Part B	Financial Statements*

Exhibits
(a)(1)	Declaration of Trust, dated March 4, 2010(2)

(a)(2)	Amended and Restated Agreement and Declaration of Trust, dated May 25, 2010(6)

(b)	By-Laws(4)

(c)	Not Applicable

(d)(1)	Articles V and VIII of Registrant’s Amended and Restated Agreement and Declaration of Trust (exhibit (a)(2) is incorporated herein by reference)

(d)(2)	Form of Subscription Certificate for Rights Offering*

(d)(3)	Form of Notice of Guaranteed Delivery for Rights Offering*

(e)	Dividend Reinvestment Plan(5)

(f)	Not Applicable

(g)(1)	Investment Advisory Agreement between the Registrant and the Adviser(1)

(g)(2)	Amendment to Investment Advisory Agreement(1)

(h)	Not Applicable.

(i)	Not Applicable

(j)	Custody Agreement(1)

(k)(1)	Services Agreement for Transfer Agent Services(1)

(k)(2)	Marketing, Administration, Bookkeeping and Pricing Services Agreement(1)

(k)(3)	First Amendment to Marketing, Administration, Bookkeeping and Pricing Services Agreement(1)

(k)(4)	Second Amendment to Marketing Administration, Bookkeeping and Pricing Services Agreement(1)

(k)(5)	Form of Information Agent Agreement*

(k)(6)	Form of Subscription Agent Agreement*

(l)	Opinion and Consent of ___________________.*

(m)	Not Applicable

(n)(1)	Consent of Independent Registered Public Accounting Firm*

(o)	Not Applicable

(p)	Initial Subscription Agreement(3)

(q)	Not Applicable

(r)(1)	Code of Ethics of the Registrant(1)

(r)(2)	Code of Ethics of the Adviser(1)

(s)	Power of Attorney(1)

*	To be filed by subsequent amendment.

(1)	Filed herewith.

(2)	Filed on March 8, 2010 with Registrant's Registration Statement on Form N-2 (File Nos. 333-165353 and 811-22393) and incorporated by reference herein.

(3)	Filed on April 26, 2010 with Registrant's Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File Nos. 333-165353 and 811-22393) and incorporated by reference herein.

(4)	Filed on April 27, 2010 with Registrant's Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2 (File Nos. 333-165353 and 811-22393) and incorporated by reference herein.

(5)	Filed on May 21, 2010 with Registrant's Pre-Effective Amendment No. 5 to the Registration Statement on Form N-2 (File Nos. 333-165353 and 811-22393) and incorporated by reference herein.

(6)	Filed on May 28, 2010 with Registrant’s Post-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-165353) and incorporated by reference herein.

Item 26.    Marketing Arrangements

None.

Item 27.    Other Expenses of Issuance and Distribution

The following table shows the fees and expenses, other than underwriting discount, to be paid by us in connection with the sale and distribution of the securities being registered hereby.

Securities and Exchange Commission registration fee	$
New York Stock Exchange listing fees
Financial Industry Regulatory Authority fees
Printing and engraving expenses
Accounting fees and expenses
Legal fees and expenses
Blue Sky filing fees and expenses
Trustees' fee
Transfer agent's fee
Miscellaneous
Total	$

Item 28.    Persons Controlled by or Under Common Control

None.

Item 29.    Number of Holders of Securities

The following table shows the number of holders of securities of the Registrant as of ____, 2018.

Title of Class	Number of Record Holders
Common Shares of Beneficial Interest, par value $.001 per share

Item 30.    Indemnification

Article V of the Registrant's Amended and Restated Agreement and Declaration of Trust provides that:

SECTION 5.1    No Personal Liability of Shareholders, Trustees, etc.    No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Trust or its Shareholders arising from bad faith, willful misconduct, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this Section 5.1 shall not adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

SECTION 5.2    Mandatory Indemnification.    (a) The Trust hereby agrees to indemnify each person who at any time serves as a Trustee, officer or employee of the Trust (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this Article V by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misconduct, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

(b)   Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither Interested Persons of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding ("Disinterested Non-Party Trustees"), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

(c)   The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee's good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(d)   The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Declaration, the By-Laws of the Trust, any statute, agreement, vote of Shareholders or Trustees who are not Interested Persons or any other right to which he or she may be lawfully entitled.

(e)   Subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Trustees.

SECTION 5.3    No Bond Required of Trustees.    No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.

SECTION 5.4    No Duty of Investigation; No Notice in Trust Instruments, etc.    No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, the Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

SECTION 5.5    Reliance on Experts, etc.    Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust's officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

Section 8 of the Form of Underwriting Agreement filed as Exhibit (h)(1) to this Registration Statement provides for each of the parties thereto, including the Registrant and the underwriters, to indemnify the others, their directors, officers, agents, affiliates and persons who control them against certain liabilities in connection with the offering described herein, including liabilities under the federal securities laws.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31.    Business and Other Connections of Adviser

The descriptions of the Adviser under the caption "Management of the Fund" in the prospectus and Statement of Additional Information of this registration statement are incorporated by reference herein. Information as to the directors and officers of the Adviser together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Adviser in the last two years, is included in Form ADV (File No. 801-68243) filed under the Investment Advisers Act of 1940, as amended, and is incorporated herein by reference. The Adviser's principal business address is 345 Park Avenue, 31st floor, New York, NY 10154.

Item 32.    Locations of Accounts and Records

The accounts and records of the Registrant are maintained at the office of the Registrant at ALPS Fund Services, Inc., 1290 Broadway, 11th Floor, Denver, Colorado, 80203.

Item 33.    Management Services

Not applicable.

Item 34.    Undertakings

(1)	The Registrant undertakes to suspend the offering of its Common Shares of Beneficial Interest until the prospectus is amended if (1) subsequent to the effective date of this registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of this registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2)	Not applicable.

(3)	Not applicable.

(4)	Not applicable.

(5)	The Registrant undertakes that:

a.	for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to 497(h) under the Securities Act shall be deemed to be part of the registration statement as of the time it was declared effective; and

b.	for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(6)	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the "Securities Act") and the Investment Company Act of 1940, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on the 19th day of January, 2018.

BLACKSTONE / GSO SENIOR
FLOATING RATE TERM FUND
By:	/s/ Daniel H. Smith, Jr.
Name: Daniel H. Smith, Jr.
Title: Chairman, President, Chief Executive Officer and Trustee

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following person in the capacity and on the date indicated.

Signature	Title	Date

/s/ Daniel H. Smith, Jr.	Chairman, President, Chief Executive	January 19, 2018
Daniel H. Smith, Jr.	Officer and Trustee
/s/ Doris Lee-Silvestri	Treasurer and Chief Financial Officer (Principal	January 19, 2018
Doris Lee-Silvestri	Financial and Accounting Officer)

/s/ Edward H. D’Alelio	Trustee	January 19, 2018
Edward H. D’Alelio*

/s/ Michael Holland	Trustee	January 19, 2018
Michael Holland*

/s/ Thomas W. Jasper	Trustee	January 19, 2018
Thomas W. Jasper*

/s/ Gary S. Schpero	Trustee	January 19, 2018
Gary S. Schpero*

*By:	/s/ Daniel H. Smith, Jr.

Daniel H. Smith, Jr.

As Agent or Attorney-in-Fact

January 19, 2018

The original power of attorney authorizing Daniel H. Smith, Jr., Doris Lee-Silvestri, Robert Zable, Marisa J. Beeney and Jane Lee to execute the Registration Statement, and any amendments thereto, for the trustees of the Registrant on whose behalf this Registration Statement is filed has been executed and is filed as an exhibit to this Registration Statement.

SCHEDULE OF EXHIBITS TO FORM N-2

Exhibit No.	Exhibit
(g)(1)	Investment Advisory Agreement between the Registrant and the Adviser
(g)(2)	Amendment to the Investment Advisory Agreement
(j)	Custody Agreement
(k)(1)	Services Agreement for Transfer Agent Services
(k)(2)	Marketing, Administration, Bookkeeping and Pricing Services Agreement
(k)(3)	First Amendment to Marketing, Administration, Bookkeeping and Pricing Services Agreement
(k)(4)	Second Amendment to Marketing, Administration, Bookkeeping and Pricing Services Agreement
(r)(1)	Code of Ethics of the Registrant
(r)(2)	Code of Ethics of the Adviser
(s)	Power of Attorney